SW VENTURES, INC.
                  455 EAST 400 SOUTH, SUITE 100
                    SALT LAKE CITY, UTAH 84111

                          --------------

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD JUNE 8, 1999

                          --------------

To the Stockholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of SW Ventures, Inc., a Nevada corporation (the "Company"), will be held at the offices of the Company, located at 455 East 400 South, Salt Lake City, Utah 84111 on June 8, 1999, commencing at 10:00 A.M., local time, for the following purposes:

     1. To approve a reverse stock split, reincorporation of the Company from the State of Nevada to the State of Delaware and the recapitalization of the Company, including the sale of the Company's oil related assets to an affiliate and the acquisition of other assets comprising a new business operation for the Company in consideration of the issuance of shares of common stock on a post reverse split basis representing 98% of the then issued and outstanding shares of common stock.

     2. To transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 20, 1999, as the record date for the Special Meeting or any adjournments thereof. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.

     THE DIRECTORS AND OFFICERS OF THE COMPANY AND THEIR
AFFILIATES CONTROL MORE THAN A MAJORITY OF THE OUTSTANDING SHARES
OF THE COMPANY'S COMMON STOCK.  ACCORDINGLY, THE APPROVAL OF THE
PROPOSED TRANSACTIONS IS ASSURED.

     STOCKHOLDERS MAY HAVE CERTAIN DISSENTERS' RIGHTS AVAILABLE TO THEM IN CONNECTION WITH THE COMPANY'S REORGANIZATION AS A DELAWARE CORPORATION, THE REQUIREMENTS OF WHICH MUST BE STRICTLY FOLLOWED AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                              By Order of the Board of Directors,

                              /s/Terri Jackson
                              Secretary/Treasurer and Director

Dated: May 26, 1999
Salt Lake City, Utah


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING,
YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED
PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE
IF MAILED IN THE UNITED STATES.

                        SW VENTURES, INC.
                  450 EAST 400 SOUTH, SUITE 100
                    SALT LAKE CITY, UTAH 84111

                 -------------------------------
                         PROXY STATEMENT
                               FOR
                 SPECIAL MEETING OF STOCKHOLDERS
                 -------------------------------

                           INTRODUCTION

     This Proxy Statement and accompanying Notice of Special Meeting of Stockholders and form of proxy are first being mailed to stockholders on or about May 26, 1999, in connection with the solicitation of proxies by the Board of Directors of SW Ventures, Inc., a Nevada corporation ("SW Ventures" or the "Company"), to be used at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on June 8, 1999.

                           SOLICITATION

     All proxies which are properly completed, signed, dated and returned to the Company in time will be voted in accordance with the instructions thereon. The persons named as proxies are officers of the Company. Proxies may be revoked by any stockholder upon written notice to the Secretary of the Company prior to the exercise thereof and stockholders who are present at the Special Meeting may revoke their proxies and vote in person if they so desire.

     The expense of preparing, assembling, printing and mailing the form of proxy and the material used in the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees, as well as independent proxy solicitors, to solicit proxies personally and by telephone, facsimile and other electronic communication. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so. The cost of such additional solicitation incurred otherwise than by use of the mails is estimated not to exceed $5,000.

                RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on May 20, 1999 (the "Record Date"), as the record date for the determination of stockholders who are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. The Company is authorized to issue up to 50,000,000 shares of Common Stock, $.001 par value per share (the "SW Common Stock"). At the close of business on the Record Date, the Company had issued and outstanding 3,416,066 shares of SW Common Stock, entitled to one vote per share. A majority of the outstanding shares of SW Common Stock entitled to vote on each matter to be voted upon at the Special Meeting is required to establish a quorum.

     Shares of SW Common Stock representing a majority of the outstanding voting shares of the Company is required to approve the Proposal. Shares of SW Common Stock represented by proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated in the proxy, the shares of SW Common Stock represented thereby will be voted to approve a one-for-fifteen reverse stock split of the SW Common Stock, the reincorporation of the Company as a Delaware corporation and a recapitalization of the Company, and for any other matter that may properly be brought before the Special Meeting in accordance with the judgment of the person or persons voting the proxies.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Broker non-votes will have no effect on the Proposal. Abstentions may be specified on the Proposal, will be counted as present and will have the effect of a vote against the Proposal to which such abstention refers.

     Certain stockholders, including the current officers and directors of the Company, who in the aggregate own or control shares of SW Common Stock representing more than a majority of the voting power of the SW Common Stock have indicated that they will vote in favor of the Proposal. Accordingly, the approval of the Proposal is assured.

                 SECURITY OWNERSHIP OF PRINCIPAL
          SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of SW Common Stock owned beneficially as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of SW Common Stock; (ii) each director and executive officer; and (iii) all directors and officers as a group. Unless otherwise noted, each individual has sole voting and investment power over the shares indicated in the table. Fractional shares are rounded to the nearest whole number.

                                   Amount and
                                   Nature of
Name and Address         Class of  Beneficial     Percent of
of Beneficial Owner      Stock     Ownership(1)   Class
----------------------   --------  ------------   ----------

Guido Cloetens           Common    1,838,000      53.81
Kampenhoutsebaan 100A
1982 Zemst, Belgium
President & Director

Terri Jackson            Common    186,000        5.44
3483 South 3170 East
Salt Lake City, Utah 84109
Secretary/Treasurer & Director

Keith Biesinger          Common       -              -
3200 South Cottonwood Canyon
Salt Lake City, Utah 84121

Trends, Inc.             Common    190,000        5.56
P. O. Box 156
Pond Street, Hibiscus Square
Grand Turk
Turks and Caicos Islands

All Directors and        Common    2,024,000      59.25
Executive Officers as
a Group (3 persons)

                            PROPOSAL I

     The Board of Directors has unanimously approved, and for the reasons described below, recommends that the stockholders approve, a one-for-fifteen reverse stock split of the SW Common Stock, the reincorporation of the Company as a Delaware corporation, and a recapitalization of the Company that will involve the disposition of all non-cash assets and liabilities of the Company and the contribution of certain assets and technology to the Company in exchange for shares of the voting securities of the reorganized Delaware corporation representing 98% of the then issued and outstanding voting securities.

BACKGROUND

     The Company was organized as a Nevada corporation on May 7, 1996. Its initial business purpose was to seek out and to invest in various oil and gas opportunities in the Western United States. In August of 1997, the Company purchased a 21.25% working interest in the Montana Prospect, a 320 acre oil lease in Crook County, Wyoming (the "Montana Prospect"), which purchase included the Company's proportional cost of drilling and completion of the Montana Berger Well #1. The Company intended to participate in other wells drilled on the Montana Prospect, and also to investigate other business opportunities in the oil and gas industry.

     After conducting and completing several small private placements of shares of the SW Common Stock, the Company registered the class of SW Common Stock with the Securities and Exchange Commission (the "SEC"), pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such registration became effective on or about September 15, 1998. As a result of such registration, the class of SW Common Stock became eligible for quotation on the OTC Electronic Bulletin Board (the "OTCBB"), of the National Association of Securities Dealers, Inc. (the "NASD"). On December 11, 1998, the SW Common Stock began trading on the OTCBB under the symbol "SWWV." The SW Common Stock has experienced very limited trading since that time.

     As a result of the drop in oil prices towards the end of 1998, the Company began to look for and to consider other business opportunities outside of the oil and gas industry.

     Bachkine & Meyer Industries, S.A.
     ---------------------------------

     On April 14, 1999, the Company and its majority stockholder, Mr. Guido Cloetens, entered into an agreement (the "Agreement") with Bachkine & Meyer Industries, S.A., a British Virgin Islands corporation ("Bachkine"), whereby the Company agreed to acquire from Bachkine all of the assets and related liabilities (the "Asset Contribution"), pertaining to a patented process owned by Bachkine and its affiliates(the "New Generation Plastic Process") in exchange for a 97.91% equity interest in the resultant reorganized and reincorporated company. The New Generation Plastic Process is believed to be capable of producing commercially usable plastic polymers from a mixed virgin or recycled stream of discrete polymers or waste plastic.

     The Company also agreed, as a condition precedent to the Asset Contribution by Bachkine, that it would (i) effect a disposition and/or distribution of all of its oil and gas assets and the satisfaction of all of its liabilities (the "Oil Asset Disposition"); (b) effect (i) a one-for-fifteen reverse stock split of the SW Common Stock (the "Reverse Stock Split"), (ii) the reincorporation of the Company as a Delaware corporation (the "Reincorporation"), and (iii) a name change of the Company to New Generation Plastic, Inc. ("NGP Delaware"); and (c) solicit its shareholders' approval of the Oil Asset Disposition, the Reincorporation, and the issuance of shares of the common stock, par value $0.001 per share, of NGP Delaware (the "NGP Common Stock"), to Bachkine representing 97.91% of the then-issued and outstanding shares of NGP Common Stock in exchange for the Bachkine assets and liabilities related to the New Generation Plastic Process (the "NGP Assets").

     Upon consummation of the proposed transactions, scheduled to be completed on or before June 30, 1999, the corporate existence of the Company as a Nevada corporation will cease and it will become part of NGP Delaware, the current officers and directors of the Company will resign, and new officers and directors, who will be the designees of Bachkine, will be elected. In addition, each existing holder of SW Common Stock will thereafter own one share of NGP Common Stock for every 15 shares of SW Common Stock previously owned.

     As discussed below, the principal reasons for the Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting Delaware corporate law and the increased ability of the Company to attract and retain qualified directors. Although the General Corporation Law of Nevada, contained in the Nevada Revised Statutes ("Nevada Law") is similar to the Delaware General Corporation Law ("Delaware Law"), there is a lack of predictability under Nevada Law resulting from the limited body of case law interpreting the Nevada Law.

     NGP Delaware
     ------------

     Pursuant to the Reincorporation, NGP Delaware will be formed as a wholly-owned subsidiary of SW Ventures. Upon the approval of the stockholders of SW Ventures, SW Ventures will merge with and into NGP Delaware, with NGP Delaware as the survivor to effect the Reincorporation.

     NGP Delaware will be formed for the specific purpose of effectuating the Reincorporation of SW Ventures to the State of Delaware. The change in the corporate name is prompted by the desire to more accurately describe the nature of the Company's new business. Like the Company, NGP Delaware will have 50,000,000 shares of NGP Common Stock authorized for issuance. In addition, NGP Delaware will have authorized 1,000,000 shares of "blank check" preferred stock available for issuance by the NGP board of directors. Such preferred shares may be issued by the NGP board without further authorization or approval of the holders of the NGP Common Stock and may be used to impede or to prevent a change in control of NGP Delaware.

     On April 14, 1999, NGP Delaware, the successor to the
Company if the Reincorporation is approved, circulated a Confidential Offering Memorandum in connection with a private placement of shares of NGP Common Stock to selected institutional and accredited investors.

THE OIL ASSET DISPOSITION

     As a condition to the Reincorporation and Asset Contribution, the Company and Mr. Cloetens agreed to dispose or to distribute all of the non-cash assets of the Company and to satisfy all of its existing liabilities. To accomplish the Oil Asset Disposition, the Company determined to contribute all of the assets and liabilities associated with the Montana Prospect (the "SW Oil Assets") to a newly-formed subsidiary of the Company, SW Oil & Gas Company, a Nevada corporation ("SW Oil"), in exchange for all of the stock of SW Oil (the "SW Oil Stock"). The capital structure and bylaws of SW Oil are the same as the Company's and the officers and directors of the Company will assume the same roles in SW Oil.

     The Company will sell all of its right, title and interest in the SW Oil Stock to Mr. Cloetens or affiliates of Mr. Cloetens or others for the fair market value of the SW Oil Assets as determined by the Board of Directors of the Company. Mr. Cloetens will not participate in the determination of such fair market value. The disinterested directors of the Company will approve the terms of the sale of the SW Oil Stock which will likely include a combination of cash and a note payable to the Company. As security for any such note, Mr. Cloetens will pledge a sufficient number of his shares of NGP Common Stock that he receives in the Reincorporation that fully secures the purchase amount of the note based on an assumed per share price for the NGP Common Stock of $6.00 and/or such other security as the disinterested directors in the exercise of their business judgement may determine.

     As required by the Agreement, SW Oil will assume the indemnification obligations that arise from the Company's ownership interest in the Montana Prospect. In addition, the Agreement provides that Mr. Cloetens will be secondarily liable for any claim not satisfied by SW Oil with respect to the Montana
Prospect.

     The sale and disposition of the SW Oil Stock will be a taxable transaction to the Company. The Company will realize a taxable gain measured by the difference between its basis in the SW Oil Stock and the consideration that it receives. The Company does not anticipate the distribution of any such consideration to the stockholders of the Company and therefore the Oil Asset Disposition will not be a taxable event to the stockholders of the Company.

     The SW Oil Contribution Agreement and the SW Oil Stock
Purchase Agreement with the proposed form of promissory note to be executed by Mr. Cloetens is attached hereto as Exhibit E.

THE REVERSE STOCK SPLIT

     The principal reason to effectuate the Reverse Stock
Split is to reduce the number of shares of SW Common Stock that are outstanding, and to increase the price per share of the SW Common Stock. In addition, after the Reincorporation, the Reverse Stock Split will provide for a sufficient number of shares of NGP Common Stock to effect the Asset Contribution.

     The Company currently is authorized to issue 50,000,000 shares of SW Common Stock, of which 3,416,066 shares are currently issued and outstanding and held of record by 41 stockholders. After the Reverse Stock Split, there will be approximately 227,738 shares of SW Common Stock issued and outstanding. No fractional shares of SW Common Stock or scrip representing fractional shares of SW Common Stock will be issued in connection with the Reverse Stock Split. In lieu of issuing fractional shares, each fractional share will be rounded up to the next highest whole share of SW Common Stock.

     The shareholders of the Company are not being asked to exchange the certificates for their existing shares of SW Common
Stock for certificates for shares of NGP Common Stock, however, they are entitled to do so if they wish.

THE REINCORPORATION

     Pursuant to an Agreement and Plan of Merger, substantially in the form attached hereto as Exhibit A (the "Merger Agreement"), SW Ventures will merge (the "Merger") with and into NGP Delaware and the stockholders of SW Ventures will become stockholders of NGP Delaware. Upon the effectiveness of the Merger (the "Effective Date"), (i) the legal existence of SW Ventures as a separate corporation will cease, (ii) NGP Delaware will succeed to the then existing assets and assume the then existing liabilities of SW Ventures, if any and (iii) each shareholder of SW Ventures shall receive one share of NGP Common Stock for each post-split shares of SW Common Stock that they hold.

     The Reincorporation will effect a change in the legal domicile of SW Ventures by the creation of a Delaware company and certain other changes of a legal nature, but will not, by itself, result in change in the business, management, location of the principal executive offices, or assets, liabilities or net worth of SW Ventures. Further, except as explained herein, the Reincorporation will not result in any substantial differences between the Articles or Certificate of Incorporations of SW Ventures and NGP Delaware. A copy of the proposed Articles of Incorporation of NGP Delaware is attached as Exhibit B hereto.
As a function of the differing corporate laws of the States of Delaware and Nevada, some differences between the Articles and Certificate of Incorporation of SW Ventures and NGP Delaware, respectively, will exist as discussed below.

     In accordance with Nevada law, the affirmative vote of the holders of at least a majority of the outstanding shares of SW Common Stock is required for approval of the Reincorporation, including approval of the Merger Agreement and the other terms of the proposed Merger. Pursuant to the Merger Agreement, however, the Merger (and thus the Reincorporation) may be abandoned, even after stockholder approval has been obtained, if circumstances arise which, in the opinion of the Company's Board of Directors, make it inadvisable to proceed with the Merger. In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after stockholder approval thereof, consistent with the purposes of the Reincorporation and subject to applicable law.

     Due in part to the substantial issuance of shares of NGP Common Stock as a part of the Asset Contribution, the Company does not anticipate any change in the Company's status as a reporting company for federal securities law purposes as a result of the Merger.

     The NGP Common Stock issued pursuant to the Merger will be fully paid and non-assessable. All shares of NGP Common Stock will have the same par value, voting rights and other rights as shares of SW Common Stock. Stockholders of the Company do not have preemptive or other antidilution rights to acquire additional shares of NGP Common Stock which are to be issued in connection with the Asset Contribution.

     Dissenters' Rights
     ------------------

     The holders of SW Common Stock will be entitled to dissenters' rights. Nevada law establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Please carefully review "Rights of Dissenting Stockholders" set forth below.

     Stock Certificates and Fractional Shares
     ----------------------------------------

     The Merger will occur on the Effective Date without any further action on the part of stockholders of the Company and without regard to the date or dates on which certificates representing shares of SW Common Stock are actually surrendered by each holder thereof for certificates representing the number of shares of the NGP Common Stock which each such stockholder is entitled to receive as a consequence of the Merger. After the Effective Date of the Merger, the certificates representing shares of SW Common Stock will be deemed to represent the right to receive one-fifteenth of a share of NGP Common Stock. Certificates representing shares of NGP Common Stock will be issued in due course as old certificates are tendered for exchange or transfer to: American Stock Transfer and Trust Company (the "Exchange Agent" or "Transfer Agent").

     No fractional shares of NGP Common Stock will be issued and, in lieu thereof, stockholders holding a number of shares of SW Common Stock not evenly divisible by fifteen upon surrender of their old certificates, will receive a rounded up whole number of shares of NGP Common Stock.

     As of the Record Date, there were 41 record holders of SW Common Stock. The Company does not anticipate that, as a result of the Merger, the number of holders of record owners of SW Common Stock or NGP Common Stock will change significantly.

     Exchange of Stock Certificates
     ------------------------------

     On or around the Effective Date, the Company will send to each stockholder of record as of the Effective Date a transmittal form (the "Transmittal Form") that each such stockholder of record should use to transmit certificates representing shares of SW Common Stock (the "Old Certificates") to the Exchange Agent for exchange or transfer. The Transmittal Form contains instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of NGP Common Stock. No new certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates together with a properly completed and executed Transmittal Form to the Exchange Agent.

     Upon proper completion and execution of the Transmittal Form and its return to the Exchange Agent together with all of a stockholder's Old Certificates and/or an Affidavit of Loss, for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificates or certificates representing the number of whole shares of NGP Common Stock. Until surrendered to the Exchange Agent, Old Certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of NGP Common Stock to which such stockholders are entitled as a result of the Merger.
Stockholders should not send their Old Certificates to the Exchange Agent until after the Effective Date. Shares of SW Common Stock surrendered after the Effective Date will be replaced by certificates representing shares of NGP Common Stock as soon as practicable after such surrender.

     Certificates representing shares of SW Common Stock which contain a restrictive legend will be exchanged for NGP Common Stock with the same restrictive legend. As applicable, the time period during which a stockholder has held the SW Common Stock will be included in the time period during which such stockholder actually holds the NGP Common Stock received in exchange for the SW Common Stock for the purposes of determining the term of the restrictive period applicable to the NGP Common Stock.

     Federal Income Tax Consequences
     -------------------------------

     The receipt of NGP Common Stock in the Merger should not result in any taxable gain or loss to stockholders for federal income tax purposes. The tax basis of NGP Common Stock received as a result of the Merger will be equal, in the aggregate, to the basis of the SW Common Stock exchanged for NGP Common Stock. The per share tax basis of the NGP Common Stock is based on the tax basis of the SW Common Stock for which the NGP Common Stock is exchanged. For purposes of determining whether short-term or long-term capital gains treatment will be applied to a stockholder's disposition of NGP Common Stock subsequent to the Merger, a stockholder's holding period for the shares of SW Common Stock will be included in the holding period for the NGP Common Stock received as a result of the Merger.

     THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE MERGER.

     Principal Reasons for Reincorporation
     -------------------------------------

     As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based. The Company believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own interests in.

     For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.
Many corporations have chosen Delaware initially as their state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. In this regard, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both Nevada and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors in certain circumstances for breaches of fiduciary duty. The increasing frequency of claims and litigation has greatly expanded the risks facing corporate directors and officers in exercising their respective duties. The amount of time and money required to respond to these claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified individuals who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Nevada law. It also believes that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Nevada law.

     WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and the conduct of the Board under the "business judgment rule." The business judgment rule is a judicially established standard for the conduct of directors and provides directors whose actions are consistent with it with a level of protection from liability. The Company believes that its stockholders will benefit from the well established principles of corporate governance that Delaware law affords.

     Possible Disadvantages
     ----------------------

     The Company believes that there are no material disadvantages to stockholders of the Reincorporation.

     Similarities and Differences Between the Corporate Laws of
     Nevada and Delaware
     ----------------------------------------------------------

     The Corporation laws of Delaware and Nevada differ in some respects. It is impracticable to summarize all of the differences in this Proxy Statement, but certain differences between the corporation laws of Nevada and Delaware that could affect the rights of stockholders of the Company are as follows:

     CLASSIFICATION OF THE BOARD OF DIRECTORS. Delaware law permits, but does not require, the adoption of a classified Board of Directors pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors coming up for election each year. Such classification may be effected through the certificate of incorporation, initial bylaws or a bylaw adopted by the shareholders. Nevada law states that the bylaws or articles may provide for the classification of directors upon the vote of stockholders.

     CUMULATIVE VOTING FOR DIRECTORS. Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A stockholder may then cast all of his votes for a single candidate, or may allocate them among as many candidates as such stockholder may choose. Under both Nevada and Delaware law, shares may not be cumulatively voted for the election of directors unless the certificate of incorporation specifically provides for cumulative voting. The Articles of Incorporation of SW Ventures do not and the Certificate of Incorporation of NGP Delaware will not, provide for cumulative voting in the election of directors.

     LIMITATION ON CALL OF SPECIAL MEETINGS OF STOCKHOLDERS. The NGP Delaware Bylaws will, like SW Ventures' current Bylaws do, provide that Special Meetings of Stockholders may be called by the Chairman of the Board of Directors, the President, or by stockholders entitled to cast not less than 51% of the votes at the meeting.

     STOCKHOLDER VOTE FOR MERGERS. Nevada law and Delaware law relating to mergers and other corporate reorganizations are substantially the same.

     DISSENTERS' RIGHTS. Under both Delaware and Nevada law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such stockholder (as determined by a court of competent jurisdiction or by agreement of the stockholder and the corporation), in lieu of the consideration such stockholder would otherwise receive in the transaction.

     LOANS TO OFFICERS. Under Nevada law, there is no specific restriction with respect to a loan or guaranty to or for the benefit of a corporation's officers or employees and those of its subsidiaries. However, such transactions may be void or voidable if the transaction at issue is not fair to the corporation at the time it is authorized or approved by the board. Under Delaware law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the Company's Board of Directors, may reasonably be expected to benefit the Company. The Bylaws of SW Ventures do not have, and the Bylaws of NGP Delaware will have, such a provision.

     INDEMNIFICATION. Delaware and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. For example, the laws of both states permit corporations to adopt a provision in the Certificate or Articles of Incorporation eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty in the case of Nevada). There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. The Certificate of Incorporation of NGP Delaware will eliminate the liability of directors to the fullest extent permissible under Delaware law.

     The Articles of Incorporation of SW Ventures likewise eliminated the liability of directors and officers to the fullest extent permissible under Nevada law. Under Nevada law, such provision may not eliminate or limit director or officer liability for: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of unlawful dividends or distributions. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

     The limitations of liability provisions permissible under Delaware and Nevada law also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Nevada and Delaware law require indemnification when the individual has successfully defended the action on the merits or otherwise. Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     INSPECTION OF STOCKHOLDERS' LIST. Nevada law permits any person who has been a stockholder of record for at least 6 months, or any person holding at least 5% of all outstanding shares, to inspect the stockholders' list of a corporation for a purpose reasonably related to such person's interest as a stockholder. Delaware law permits any stockholder to inspect a corporation's stockholders' list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

     PAYMENTS OF DIVIDENDS. Nevada law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Nevada law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied. In determining whether the balance sheet test has been satisfied, the board may: (i) use financial statements prepared on the basis of accounting practices that are reasonable under the circumstances; (ii) make its determination based on a fair valuation, including, but not limited to, unrealized appreciation and depreciation; or (iii) make its determination based upon any other method that is reasonable in the circumstances.

     Delaware law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, without regard to their historical book value.

     Rights of Dissenting Stockholders
     ---------------------------------

     Any SW Ventures stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the Nevada Revised Statutes ("NRS")if the stockholder dissents to the Reincorporation. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of said Sections is set forth in Exhibit C.

     Since it is expected that the Reincorporation shall be approved by the required vote of SW Ventures' stockholders at the Special Meeting, each holder of shares of SW Common Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of SW Common Stock purchased by SW Ventures for cash at their fair market value. The fair market value of shares of SW Common Stock will be determined as of the day before the first announcement of the terms of the Reincorporation, excluding any appreciation or depreciation in consequence of the Reincorporation.

     A holder who wishes to exercise dissenters' rights should mail or deliver his or her written demand to the Transfer Agent ON OR BEFORE 10:00 A.M. EASTERN DAYLIGHT TIME ON JUNE 8, 1999. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under NRS.

     Within ten days of the Effective Date, SW Ventures must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Reincorporation, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment; (d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which the Company must receive the demand for payment; and (e) send a full copy of NRS Sections 92A.300 through 92A.500.

     A stockholder of SW Ventures wishing to exercise dissenters' rights must (a) demand payment; (b) certify whether he acquired beneficial ownership of the shares before June 8, 1999; and (c) deposit his certificates, if any, in accordance with the terms of the Dissenter's Notice.

     Within 30 days after receipt of a demand for payment, SW Ventures shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by SW Ventures' balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with statement of SW Ventures' estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS sections 92A.300 through 92A.500.

     Pursuant to NRS Section 92A.470, SW Ventures may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date sets in the dissenter's notice. If SW Ventures withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS Section 92A.480.

     A dissenter may notify SW Ventures in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after SW Ventures has made or offered payment for his shares.

     If any demand for payment remains unsettled, SW Ventures shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Carson City, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If SW Ventures does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment (a) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the Company; or (b) for the fair value, plus accrued interest, of his after-acquired shares for which SW Ventures elected to withhold payment pursuant to NRS
Section 92A.470.  The court shall assess costs pursuant to NRS
Section 92A.500.

     STRICT COMPLIANCE WITH DISSENT PROVISIONS REQUIRED. The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of SW Ventures common stock. NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections, the full text of which is set out in Exhibit C hereto and to consult his legal advisor.

     THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE
REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS
EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS
ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

     The discussion contained herein is qualified in its entirety by and should be read in conjunction with the Forms of Merger
Agreement and the Certificate of Incorporation.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

     By virtue of his majority ownership of the outstanding shares of SW Common Stock, Mr. Cloetens may be deemed to have an interest in the consummation of the Reorganization and related transactions beyond that of other holders of the SW Common Stock. In addition, Mr. Cloetens has agreed to purchase the shares of SW Oil Stock from the Company at their fair market value as determined by the Board of Directors of the Company. Mr. Cloetens abstained from the Board's determination of such value. In connection with his purchase of the SW Oil Stock, Mr. Cloetens will execute and deliver a promissory note for the full amount of the purchase price, which note will be secured by a portion of the shares of NGP Common Stock that Mr. Cloetens will receive in the Reorganization. See "PROCEDURAL ASPECTS OF THE ASSET CONTRIBUTION."

THE ASSET CONTRIBUTION

     SW Ventures and Mr. Cloetens, President, Director and majority stockholder of SW Ventures, have entered into that certain Asset Contribution Agreement, dated as of April 14, 1999, attached hereto as Exhibit D, that contains the terms and conditions for the Asset Contribution of the NGP Assets, including the effectuation of the Reincorporation.

     The information set forth in this proxy statement relating to the NGP Assets or the New Generation Plastic Process and its development or prospects has been furnished by Bachkine & Meyer.

     Description of NGP Assets
     -------------------------

     The NGP Assets consist primarily of a patented proprietary process that Bachkine believes is capable of producing homogeneous, commercially usable polymer end products from a mixed virgin or recycled stream of discrete polymers or waste plastic.

     The proprietary rights to the technology underlying the New Generation Plastic Process were originally developed and patented by certain dissolved European entities, including Process NewPlast Holding NV and NewPlast S.A. (together, "NewPlast"). Bachkine acquired the patent and patent applications from a secured creditor of NewPlast. Bachkine did not acquire or assume any other assets or liabilities of NewPlast. The patents (and applications therefor), trademarks (and applications therefor), know-how, proprietary process control software, the NGP BT-30, that Bachkine has assembled ("Bench Top Unit"), certain contractual rights and agreements and all other related assets and liabilities which form the basis of the New Generation Plastic Process comprise the NGP Assets. A list of the NGP Assets is attached as Schedule 1.13 to the NGP Contribution Agreement attached hereto as Exhibit D.

     Comparison to Other Existing Technology
     ---------------------------------------

     Nearly all other current plastic recycling technology is accomplished through expensive manual or mechanical separation wherein each type of plastic is separated, cleaned and recycled into discrete single type materials (PET, HDPE, etc.) for further processing.

     In contrast to existing technologies, Bachkine believes the New Generation Plastic Process can produce a range of high quality thermoplastic compound end products ("New Generation Plastic Compounds") that can be used in connection with standard plastic manufacturing techniques such as injection, extrusion/calander, blow molding and compression as an alternative to virgin materials. Additionally, Bachkine believes that the use of the New Generation Plastic Process with virgin polymer feed stock, could lead to a new generation of plastic and polymer alloy products. The New Generation Plastic Process does not require the addition of stabilizers or compatibilizers nor does it require extensive sorting; making it a unique technology among the current mixed plastic recycling options. Bachkine believes that the New Generation Plastic Process can be manipulated to result in pinpoint physical properties heretofore unattainable from recycled feedstock streams and virgin materials.

     Business Plan
     -------------

     Bachkine, through NGP Delaware or one or more wholly owned subsidiaries, currently intends to roll out the business in two phases over a two-year period in accordance with its initial business plan (the "Business Plan"). Phase One activities will include completing and operating the Bench Top Unit with a capacity of 30 kg/h and initiating a research and testing program (the "PEP Program"), and its output with PEP, bringing on line a pilot New Generation Plastic unit (the "Pilot Unit") with a 150 kg/h capacity, ordering the manufacture of the full scale 1,000 kg/h industrial capacity New Generation Plastic Units, and developing a research/development facility in the United States. Phase Two activities will include implementing a range of academic and corporate joint ventures focused on the technology and end product research; structuring joint venture projects to implement the development of full scale processing and production plants worldwide and marketing the technology internationally.

     The New Generation Plastic Process
     ----------------------------------

     The New Generation Plastic Process is a proprietary technology with over 60 worldwide patents issued or pending. Bachkine's U.S. Patent Number 5,891,955 was issued on April 6, 1999, and is entitled Process for Transforming a Starting Material Containing At Least Two Different Thermoplastic Materials Into A New Homogenous Thermoplastic Material. See
Schedule 1.13 to the NGP Contribution Agreement attached hereto as Exhibit D for a complete listing of the patents and patents pending worldwide.

     Bachkine believes that the technology is unique in that it is based on a mechanical process that may be able to combine mixed plastic (linking different polymers which had previously been incompatible) and in turn create a new compound or polymers with tailor-made physical properties. The New Generation Plastic Process can utilize both consumer and industrial plastic waste, as well as, virgin materials.

     NewPlast, the former owner of the technology, developed and tested seven prototypes over a five-year period starting in 1991. Extensive internal and independent testing of the technology underlying the New Generation Plastic Process resulted in worldwide interest and the start of commercialization. Testing was primarily subcontracted out to Batelle, a French entity that is one of the world's largest non-government contract applied research organizations. Some of these tests and additional research and presentations coordinated with PEP in 1994 resulted in NewPlast securing the prestigious Eureka Label from the European community in June 1995. The Eureka Label enables the holder to seek European governmental subsidies. The Company intends to investigate the assignment of or a reapplication for the Eureka label for the benefit of NGP Delaware. The Company also intends to seek other North American and world wide technology awards and subsidy opportunities for the New Generation Plastic Process.

     Initially, the New Generation Plastic Process will be marketed to governments and/or waste management companies that operate urban waste recycling/disposal facilities, industrial companies generating significant plastic wastes that are seeking closed loop recycling, manufacturing companies utilizing plastic components and chemical companies manufacturing resins and polymers. Revenues will be generated from the sales of New Generation Plastic Units and New Generation Plastic Plants, pilot plant operations (fees for the testing/treatment of a client's waste streams in anticipation of New Generation Plastic Unit or New Generation Plastic Plant sales and/or co-development fees for designing and manufacturing specific New Generation Plastic Compounds for chemical companies), possible license fees for the New Generation Plastic Process and/or New Generation Plastic Compounds in selected areas of the world and potential royalties associated with the development and sales of the different New Generation Plastic Compounds. Additionally, the Company will investigate joint venture development and/or the Company's ownership and operation of its own New Generation Plastic Plant processing waste and manufacturing specific New Generation Plastic Compounds or plastic products (e.g. shipping pallets).

     The core of the New Generation Plastic Process is the integrated unit (the "New Generation Plastic Unit"), which incorporates ultra-high shearing technology. The New Generation Plastic Unit consists of a cylindrical chamber within which a rotor turns at high speed. The speed of the motor is programmed according to the materials being processed and the nature of the New Generation Plastic Compounds to be created. The mixed plastic, as a result of the friction between the plastic particles, the rotor blades and chamber wall, are melted into a homogeneous amalgam. Peripheral speed of the tips of the blades can range from 40 to 65 m/sec. A sharp increase of the rotor torque (power consumption requirement) indicates that the molten mixture has homogenized (gelled) and is ready to be discharged from the chamber.

     All processing steps are controlled by Bachkine's proprietary software. The parameters for programming include temperature, rotor speed, torque variation and time. Depending on the type of mixture processed, the cycle time should last between 35 and 120 seconds. Temperatures of the expulsed hot compound melt can range between 200 and 280 degrees Celsius.

     The ultra high shear and the resulting temperatures produce a stabilized compound whose properties can be manipulated by the relative mix of the feedstock. Bachkine believes that the New Generation Plastic Process not only provides for the processing of mixed plastic waste, but offers the possibility of creating a whole new generation of polymer alloys that can be made without stabilizers and with pinpoint physical properties not yet attainable from recycled and some virgin mono-component polymers.

     Bachkine believes that the finished product is significantly more processable than otherwise stabilized or compacted mixed plastic products and offers volume and economic advantages over current mixed plastic recycling processes. The New Generation Plastic Process also offers a mechanism to economically reclaim a significant portion of the unrecycled plastic waste stream and create a versatile recycled plastic product that can be used in place of the virgin materials in many applications.

MANAGEMENT AND EMPLOYEES OF NGP DELAWARE

     The Company is assembling a management team to implement the commercialization of the New Generation Plastic Process. Currently, the Company has consultants assisting it in engineering, finance and legal activities. The currently anticipated members of management are set forth below. In addition, leading executive recruiting firms have been contacted to begin the search for qualified persons to fill out the roster of the senior management positions that will be necessary to run the business.

     Mr. Jacques Mot (42) - Chairman of the Board and Chief
Executive Officer

     Mr. Mot is a founder of Bachkine. Prior to the start up of Bachkine, Mr. Mot was an Independent Consultant to Unilabs Group (listed on the Nasdaq and Swiss Stock Exchanges). Mr. Mot's activities have primarily been SEC related matters and investor relations. He was a key member of the team that organized an April 1997 initial public offering of Unilabs SA in Europe. Mr. Mot was also a Director of Argenta & Magnum Management Company Ltd. - Gilbratar, a company that created and marketed offshore entities. From 1987 to 1992, Mr. Mot was the General Manager and Director of Iesa Investissements S.A., a portfolio management and investment company. While at Iesa, he handled portfolio and investment management on a confidential basis.

     Prior to Iesa, Mr. Mot held management positions at Wedge Bank (Geneva) and Algemene Bank Nederland. While at Algemene, he specialized in commercial credit facilities for, start-up and established, manufacturing and marketing companies. Mr. Mot also spent several years with American Fletcher Bank (Geneva). Mr. Mot attended to the University of Lausanne, Switzerland studying economics from 1976-1979.

     Mr. Bernard Dubrulle d'Orhcel (55) - Chief Science and
Technical Officer

     Mr. Dubrulle d'Orhcel oversees the consulting engineers involved in the assembly and operations of the Pilot Unit, the development of the 150 kg/h pilot plant and the commercial size 1,000 kg/h New Generation Plastic Unit, as well as, the design and patenting of future equipment and NGP Compounds.

     Prior to joining, he was President of Process NewPlast Group, NV (1991-1996), the original company responsible for the technical and commercial development of the technology underlying New Generation Plastic Process. Additionally, Mr. Dubrulle d'Orhcel was Chief Executive Officer of the Lasenco Group (1983-1990) with offices in Geneva, Hong Kong, Beijing and Manila. The Lasenco Group designed, built and managed four factories in the form of joint ventures in Asia for plastic component manufacturing and other industrial/commercial products. From 1972-1983 he was a consulting engineer in China and the Philippines for the setting-up of industrial facilities, including mineral water bottling plants, windsurfing board manufacturing, low-density urethane flexible foam production for mattresses, car seat manufacturing and ski boot shells, amongst other ventures.

     Mr. Dubrulle d'Orhcel is a former French Navy pilot. He has a BS in Science from College Technique St. Nicholas and has completed additional courses in the chemistry of polymers at the University of California, Berkley. In addition, Mr. Dubrulle d'Orhcel received a license on urethane elastomers and urethane reaction-injection molding from Paris Jussieu University. Mr. Dubrulle d'Orhcel is, also, fluent in French, English, Italian and is in fair practice in Mandarin Chinese.

     Marc R. Engel (40) - Executive Vice President

     Mr. Engel is involved in a range of management, finance and marketing activities for the Company. Prior to NGP, Mr. Engel was President of 21ST Century Capital Advisors Inc., a New York City boutique firm specializing in business and finance strategy development for environmental companies.

     From 1991 to 1996 Mr. Engel was Senior Advisor and Vice President at Hambro Resource Development Incorporated, the investment banking subsidiary of Hambros Bank, which specialized in corporate and project finance for environmental and power companies. Prior to Hambro, Mr. Engel was an advisor, national sales manager or held senior marketing positions with a range of companies, including Canam Steel Corp., the Direct Marketing Group and KPC Enterprises Inc. Mr. Engel graduated with a BA in both English and Political Science from Boston College in 1980.

     Elliot H. Levine (46) - Controller

     Mr. Levine is a founding member of the accounting firm Levine & Seltzer, LLP, Certified Public Accountants. He became a member of the American Institute of Certified Public Accountants in February of 1975. Mr. Levine's work experience includes five years at Arthur Young, ten years as partner and Director of Taxes of Leslie Sufrin & Co. P.C., CPAs and seven years as senior member of Levine & Seltzer LLP.

     Mr. Levine is a graduate of Queens College, City University of New York. During Mr. Levine's 24 years as a CPA, he has given numerous speeches and has chaired several conferences on the topic of Mergers and Acquisitions.

     Marcel J. Rokegem (50) -Director

     Mr. Rokegem is currently a consultant to Van Moer Santerre Group, a brokerage firm with offices in Brussels, Luxemburg and Monaco. From 1987 to 1992 he was a co-founding Partner and Director of Euro Suisse Limited London, a member of the London Stock Exchange. Mr. Rokegem was a Partner of Jessup and Lamont International Limited of London, an affiliate of Jessup and Lamont Securities Co., Inc., a member of the New York Stock Exchange from 1982 to 1987. Prior to that Mr. Rokegem served as the Partner in Charge of International Equity trading for BAIRD, Hombergen, Pringiers & Co. Mr. Rokegem began his career in 1970 with Kredietbank, NV of Brussels where he was responsible for domestic and international equity trading, as well as, Eurobond sales until 1980.

     Mr. Rokegem has a degree in Applied Economic Sciences for Antwerpen Jesuit University, as well as, a diploma from the International Securities Marketing Association. Mr. Rokegem is fluent in Dutch, French, English and German.

     Thomas R. Marshall(41) - Director

     Mr. Marshall currently practices at the New York office of the law firm Schnader Harrison Segal & Lewis LLP, where he concentrates in taxation, corporate and securities law an dserves as counselto the Company. Previously, he was a Senior Associate at Keck, Mahin & Cate (1993-1996) and an associate at Hall McNicol Hamilton & Clark where he performed similar duties. From 1984 to 1988, Mr. Marshall was a Tax Supervisor at Coopers & Lybrand (now PriceWaterhouseCoopers LLP).

     Mr. Marshall holds a J.D. from St. John's University School of Law and was awarded an L.L.M in Taxation from the New York
University School of Law. He is admitted to both the New York and Connecticut Bars.

Advisory Council

     An Advisory Council has been established to assist the NGP Delaware's Board and management team with a range of issues, including technical, marketing, sales, operations, finance, et al. The members of the Advisory Council include the following:

     Dr. Viktor Williams

     Currently the Manager of DuPont's Global Polymer Recycling division. Dr. Williams has spent over 24 years with DuPont in a range of managerial positions, including managing the Ethylene Copolymers product line and heading up the European Business Management for Specialty Elastomers, including products such as Tedlar, Elvacite and Dimetrol Strappings and Tapes. Since 1990, Dr. Williams has been responsible for the Waste Management and Recycling programs for DuPont worldwide.

     He is a member, current or former board member and current or former Chairman of the following: APME (Association of Plastics Manufacturers Europe), EUROPEN (European Association for Packaging and the Environment), AMCHAM (American Chamber of Commerce), EUPC (the European Plastic Converters Association) and CEN (the European Standardization body).

     In 1996, he added to his responsibilities, the Management of Global Polymer Recycling and joined the APC (American Plastic
Council). He is the Chairman of the Packaging Task Force in the APME and of the Durable Business Group in the APC.

     Dr. Williams received his Ph.D. in Industrial Chemistry from the University of Rome.

     Mr. J. Richard Briscoe

     Mr. Briscoe has general management and
domestic/international marketing experience primarily in the over-the-counter pharmaceuticals, cosmetics, toiletries and food industries. Mr. Briscoe held brand management and senior marketing executive positions with Schering-Plough. He managed the inside-advertising agency responsible for planning and purchasing more than $250 million in media advertising annually. Additionally he was a senior global marketing executive for such major brands as Dr. Scholl, Coppertone, Maybelline and Rimmel. Mr. Briscoe was instrumental in strategic planning, new product development and acquisitions while President of Schering-Plough's U.S. Proprietary Drugs & Toiletries Divisions, which included such brands as Correctol, Coppertone, Tropical Blend, Solarcaine, Di Gel, Duration and Aftate.

     Mr. Briscoe is currently a Senior Associate with the sales, marketing and business planning consulting firm of Winston Weber
& Associates Inc., where has worked with a wide range of companies, including: Beiersdorf, Dole Packaged Foods,
Neutrogena, Oral-B, Bristol-Meyers, Johnson & Johnson, Procter &
Gamble, Pacific Dunlop and Shell.

     Mr. Briscoe received a B.A. from Rice University and an M.B.A. from the Wharton School of the University of Pennsylvania. He has served on the Board of the Association of National Advertisers and the National Advertising Review Board. He is an active director of several corporations and a Trustee of the Memphis College of Art.

     Professor Francesco P. La Mantia

     Professor La Mantia is a leading author and researcher on rheology and the processing of polymers, polymer blends, liquid crystal polymer based blends and the recycling of polymers. Along with approximately 190 published papers, he is the author of seven books on polymer recycling and on LCP and LCP based blends.

     Professor La Mantia is responsible for a wide range of plastic research programs supported by both public and private funds. He has been the director of the Department of Chemical Engineering and Materials and is currently both the coordinator for the Ph.D. program on Chemical Technologies and New Materials and a member of the Board of Directors of the University of Palermo.

     He received his Chemical Engineering degree and, since 1985, has been a full professor of Properties and Processing of Polymers at the University of Palermo. Professor La Mantia is an editor and/or on the editorial board of various scientific journals, including, Polymer Recycling, The Journal of Applied
Polymer Science, Polymer Engineering and Science, Polymer
Composites and The Journal of Rheology.

     Mr. Jacques Mahler

     Currently, Mr. Mahler is the Director of Industrial
Relations for Pole Europeen de Plasturgie ("PEP"). Mr. Mahler's expertise is in recycling and composite design. He interfaces with chief executives on a wide range of research activities.

     Prior to his current position, Mr. Mahler was the Development Director for Chomarat (1988-1991), focusing on plastic composite design for the transportation, construction, engineering, electronics and recreation industries. Mr. Mahler
was the inventor of Rovicor.   He was the Director of Research
and Product Development (1979-1988) at Saint-Gobain-Vetrotex, a worldwide leader in glass fiber and other industrial product research, where he coordinated manufacturing, marketing, sales and public relations activities. Mr. Mahler was a service manager for synthesis studies at Saint-Gobain-Vetrotex from 1970 to 1978.

     Mr. Mahler has a Masters of Physical Science and has been a professor in Chemistry and Physics. Additionally, he is an accomplished author, inventor and board member for a number of schools and institutions.

     Additional individuals with scientific, financial, marketing and waste management backgrounds are being considered for Advisory Council positions.

PROCEDURAL ASPECTS OF THE ASSET CONTRIBUTION

     SW Ventures organized and incorporated NGP Delaware as a wholly-owned subsidiary of SW Ventures. The Company has appointed Jacques Mot, Marcel J. Rokegem and Thomas R. Marshall, the persons designated by Bachkine, as the Directors of NGP
Delaware.

     Upon the completion of the Oil Asset Disposition, the Company shall effect the Merger through which (i) the legal existence of SW Ventures as a separate corporation will cease,
(ii) NGP Delaware will succeed to the then existing assets and assume the then existing liabilities of SW Ventures, and (iii) each shareholder of SW Ventures shall receive one share of NGP Common Stock for every fifteen shares of SW Common Stock.

     The closing of the Asset Contribution shall take place on the same day as the Merger. On or before such closing, NGP Delaware will issue 20,000 shares of NGP Common Stock in a private placement exempt from registration under Regulation S of the U.S. Securities Act of 1933, as amended (the "Securities Act") to an entity designated by SW Ventures as a finder's fee. In addition, NGP Delaware shall enter into consulting agreements with Mr. Cloetens and persons designated by him that provide for the issuance of 15,000 shares of NGP Common Stock to Mr. Cloetens and grants, under a NGP Delaware Stock Option Plan, to purchase an aggregate of 50,000 shares of NGP Common Stock at increasing prices (10,000 shares each at $7.50, $8.00, $8.50, $9.00 and $9.50, respectively). Mr Cloetens has indicated that he intends to designate the following persons as recipients of the options: Terri Jackson (10,000 at $7.50), Keith Biesinger (10,000 at $8.00), Leonard Burningham (10,000 at $8.50) and
himself (10,000 at $9.00 and 10,000 at $9.50).

     At the closing of the Asset Contribution, NGP Delaware shall issue shares of NGP Common Stock representing 97.91% of NGP Delaware to Bachkine in exchange for the NGP Assets. Such shares will be issued in a transaction exempt from registration under Regulation S of the Securities Act. Such shares shall be restricted and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom, or in a transaction not subject thereto.

     NGP Delaware, for the benefit of Bachkine as holder of such shares, will cause a registration statement to be filed with the SEC under the Securities Act on such form as is necessary or appropriate to register all or a portion of the shares for resale by Bachkine. NGP Delaware will use its reasonable best efforts to cause such registration statement to be declared effective as soon as practicable following the closing of the Asset Contribution.

                   ANNUAL AND QUARTERLY REPORT
              INFORMATION INCORPORATED BY REFERENCE

     Included as Exhibit F hereto, all stockholders of record as of the Record Date are receiving a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, which contains certified financial statements of the Company, and a Quarterly Report on Form 10-QSB for the three months ended March 31, 1999.

                          OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Special Meeting. If any other matter or matters are properly brought before the Special Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

                              Respectfully submitted,

                              Terri Jackson
                              -----------------------
                              Secretary/Treasurer
                              and Director


Salt Lake City, Utah
May 26, 1999

                                                  EXHIBIT A

                   AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger ("Merger Agreement") dated as of June_, 1999, is made by and between New Generation Plastic, Inc., a Delaware corporation ("NGP Delaware") and SW Ventures, Inc., a Nevada corporation ("SW Ventures"). NGP Delaware and SW Ventures are sometimes referred to herein as the "Constituent Corporations."

                            RECITALS

     A. NGP Delaware is a corporation duly organized and existing under the Delaware General Corporation Law (the "DGCL"). NGP Delaware has an authorized capital of 51,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $.001 per share ("NGP Delaware Common Stock") and 1,000,000 shares of
Preferred Stock ("NGP Preferred Stock").   As of the date hereof,
one (1) share of NGP Delaware Common Stock is issued and outstanding, which share is held by SW Ventures.

     B. SW Ventures is a corporation duly organized and existing under the Revised Statutes of the State of Nevada (the
"NRS").   SW Ventures has an authorized capital of 50,000,000
shares par value $.001 per share ("SW Ventures Common Stock"). As of the date hereof, 3,416,066 shares of SW Ventures Common Stock are issued and outstanding.

     C. The Board of Directors of SW Ventures has determined that, for the purpose of effecting the reincorporation of SW Ventures in the State of Delaware it is advisable and in the best interest of SW Ventures and its stockholders that it merge with and into NGP Delaware upon the terms and conditions herein provided.

     D. The Board of Directors of SW Ventures has determined that, for the purpose of increasing the price per share of SW Ventures Common Stock and to provide a sufficient number of shares of NGP Delaware Common Stock to effect that certain Asset Contribution Agreement, dated April 14, 1999 between SW Ventures and Mr. Guido Cloetens, and Bachkine & Meyer, a British Virgin Islands corporation, to which this Merger Agreement relates, SW Ventures shall effect a one-for-fifteen reverse stock split of the SW Common Stock just prior effecting this Merger Agreement.

     E. The Boards of Directors of NGP Delaware and SW Ventures have authorized and approved this Merger Agreement and have directed that this Merger Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

     F.   This Merger Agreement is a Plan of Reorganization under
Section 368 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual agreements and covenants set forth herein, and other good and valuable consideration, the Constituent Corporations agree as follows:

                           ARTICLE I

     1.1 Merger. In accordance with the provisions of this Merger Agreement, the DGCL and the NRS, SW Ventures shall merge with and into NGP Delaware (the "Merger"), the separate existence of SW Ventures shall cease, and NGP Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation."

     1.2 Effectiveness. The Merger shall become effective when the last to occur of the following actions shall have been completed:

          a. This Merger Agreement and the Merger shall have been adopted and approved by the stockholders of each of the Constituent Corporations in accordance with the requirements of the DGCL and the NRS;

          b.   All of the conditions precedent to the
consummation of the Merger specified in this Merger Agreement have been satisfied or duly waived;

          c. A properly executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the DGCL shall have been filed with and accepted by the Secretary of State of the State of Delaware;

          d. A properly executed Articles of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the NRS shall have been filed with the State of Nevada.

          e. SW Ventures has received all necessary regulatory approvals for the transfer of, and has in fact transferred, substantially all of its assets and liabilities to NGP Delaware;
and

          f. NGP Delaware has received all necessary regulatory approvals for the transfer of, and has in fact transferred, substantially all of its assets and liabilities to its wholly-owned subsidiaries.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date."

     1.3 Effect of Merger. Upon the Effective Date, the separate existence of SW Ventures shall cease, and NGP Delaware, as the Surviving Corporation (i) shall continue to all of NGP Delaware's assets, rights, powers and property as constituted immediately prior to the Effective Date; (ii) shall be subject to all actions previously taken by its and SW Ventures's Board of Directors; (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of SW Ventures including, without limitation, all patents, trademarks, licenses, registrations, and all other intellectual properties however defined; (iv) shall continue to be subject to all of NGP Delaware's debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of SW Ventures in the same manner as if NGP Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the NRS.


                           ARTICLE II

     2.1 Charter. The Certificate of Incorporation of NGP Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the terms thereof and applicable law.

     2.2 Bylaws. The Bylaws of NGP Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. The directors and officers of SW Ventures immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified.


                          ARTICLE III

     3.1 Stock Conversion. Upon the Effective Date, each share of SW Ventures Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger, and without any action by the Constituent Corporations, the holder of such shares, or any other person, be deemed to represent the right to receive one-fifteenth of one fully paid and nonasessable share of NGP Delaware Common Stock. No fractional shares of NGP Delaware Common Stock will be issued and, in lieu thereof, stockholders holding a number of shares of SW Ventures Common Stock not evenly divisible by fifteen, upon surrender of their old certificates, shall receive a rounded up whole number of shares of NGP Delaware Common Stock.

     3.2 Cancellation of Stock. Upon the Effective Date, any authorized but unissued shares of SW Ventures Common Stock (including Treasury shares) shall be canceled and no shares of NGP Delaware Common Stock shall be issued in exchange therefor. Upon the Effective Date, the one share of NGP Delaware Common Stock presently issued and outstanding shall be canceled and returned to the status of authorized but unissued shares, and no shares of common stock or other securities of Surviving Corporation shall be issued in respect thereof.

     3.3 Exchange of Certificates. (a) After the Effective Date, each holder of an outstanding certificate representing shares of SW Ventures Common Stock may, at such stockholder's option, surrender the same for cancellation to American Stock Transfer & Trust Company, as exchange agent ("Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of NGP Delaware Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of SW Ventures Common Stock shall be deemed for all purposes to represent the number of whole shares of the NGP Delaware Common Stock into which such shares of SW Ventures Common Stock were converted in the Merger.

     (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of NGP Delaware Common stock represented by such outstanding certificate as provided above.

     (c) Each certificate representing NGP Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as the certificates of SW Ventures Common Stock so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

     (d) If any certificate for shares of NGP Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of NGP Delaware that such tax has been paid or is not payable.

                           ARTICLE IV

     4.1 Further Assurances. From time to time, as and when required by NGP Delaware or by its successors or assigns, there shall be executed and delivered on behalf of SW Ventures such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by NGP Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SW Ventures and otherwise to carry out the purposes of this Merger Agreement.

     4.2 Abandonment. At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either of the Constituent Corporations, notwithstanding the approval of this Agreement by the stockholders of SW Ventures or by the sole stockholder of NGP Delaware, or by both.

     4.3 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Merger Agreement (or certificate in lieu thereof) with the Secretary of State of the States of Delaware and the State of Nevada; provided, however, that an amendment made subsequent to the adoption of this Merger Agreement by the stockholders of either of the Constituent Corporations shall not
(a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

     4.4 Registered Office. The registered and principal office of the Surviving Corporation in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. Corporation Services Company is the registered agent of the Surviving Corporation at such address.

     4.5 Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with the laws of the State of Delaware and, so far as applicable, the merger provisions of the NRS.

     4.6 Counterpart. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement is hereby executed, acknowledged, and attested as of the date written above.


ATTEST:                            SW VENTURES, INC.,
                                   a Nevada corporation

                                   Name:
   By:

Title:                             Name:
__________________________
                                   Title:



                                   NEW GENERATION PLASTIC, INC.,
                                   a Delaware corporation


                                   Name:
   By:

                                   Title:
   Name:

                                   Title:




                    CERTIFICATE OF SECRETARY
                              OF
                  New Generation Plastic, Inc.
                    (a Delaware corporation)

     I, __                   , the Secretary of New Generation
Plastic, Inc. ("NGP Delaware"), hereby certify that the Agreement and Plan of Merger to which this certificate is attached, after having been first duly signed on behalf of NGP Delaware by the President and Secretary under the corporate seal of NGP Delaware, was duly approved and adopted by the stockholders of NGP Delaware pursuant to a unanimous written consent dated ______________.

     WITNESS my hand and seal of this ____ day of ______, 1999.


                                   __________________________
                                   By:
                                      Secretary

                                                  EXHIBIT B


                   CERTIFICATE OF INCORPORATION
                                OF
                   NEW GENERATION PLASTIC, INC.


                             ARTICLE I

        The name of the corporation is New Generation Plastic, Inc.

                             ARTICLE II

        The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington,
Delaware 19805, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                             ARTICLE III

        The nature of the business of the Corporation, or the purposes to be conducted or promoted by the Corporation, is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                             ARTICLE IV

        The aggregate number of shares which the Corporation shall have the authority to issue is Fifty-One Million
(51,000,000) of which Fifty Million (50,000,000) shall be Common
Stock, par value $.001 per share, and One Million (1,000,000) shall be Preferred Stock, $.001 per share.

        The Board of Directors of the Corporation (the "Board") is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

        The authority of the Board with respect to each series shall include, but is not limited to, determination of the following:

        (a) The number of shares constituting that series and the distinctive designation of that series;

        (b) The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

        (c) Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

        (d) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

        (e) Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

        (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;

        (g) The rights of the shares in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

        (h) any other relative rights, preferences and limitations of that series.

                            ARTICLE V

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter or repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any Bylaws made by the Board.

                           ARTICLE VI

        Unless, and except to the extent that, the Bylaws of the Corporation shall so require, the election of Directors of the Corporation need not be by written ballot.

                           ARTICLE VII

        The name and mailing address of the sole incorporator is:

                   Steven James Herman
                   Schnader Harrison Segal & Lewis
                   1300 Eye Street, N.W.
                   11th Floor East
                   Wsahington, D.C. 20005



                          ARTICLE VIII

        A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.

        Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a Director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

                            ARTICLE IX

        The Corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General
Corporation Law of Delaware.

                            ARTICLE X

        The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

                            ARTICLE XI

        No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied, unless such action has been approved by the Board prior to such action being taken.

        I, Steven James Herman, being the sole incorporator of the Corporation, for the purpose of forming a Corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 25th day of May, 1999.





                         ----------------------------------
                         Steven James Herman, Sole Incorporator

                                                  EXHIBIT C

                           CHAPTER 92A
                MERGERS AND EXCHANGES OF INTEREST

                   RIGHTS OF DISSENTING OWNERS

NRS 92A.300     DEFINITIONS.  As used in NRS 92A.300 to 92A.500,
inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305     "BENEFICIAL STOCKHOLDER" defined.  "Beneficial
stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310     "CORPORATE ACTION" defined.  "Corporate action"
means the action of a domestic corporation.

NRS 92A.315     "DISSENTER" defined.  "Dissenter" means a
stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

NRS 92A.320     "FAIR  VALUE"  defined.  "Fair  value," with
respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325     "STOCKHOLDER"  defined.  "Stockholder" means a
stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330     "STOCKHOLDER OF RECORD" defined. "Stockholder of
record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335     "SUBJECT CORPORATION" defined. "Subject
corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340     COMPUTATION  OF  INTEREST.  Interest payable
pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350     RIGHTS  OF DISSENTING PARTNER OF DOMESTIC LIMITED
PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360     RIGHTS  OF  DISSENTING  MEMBER  OF  DOMESTIC
LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370     RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT
CORPORATION.

     1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380     RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN
CORPORATE ACTIONS AND  TO OBTAIN PAYMENT FOR SHARES.

     1. Except as otherwise provided in NRS 92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a plan of merger to which the domestic corporation is a party:
          (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or
          (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390     LIMITATIONS  ON  RIGHT  OF  DISSENT:
STOCKHOLDERS  OF  CERTAIN CLASSES  OR   SERIES;  ACTION  OF
STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
           (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of: (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
           (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph
(1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400     LIMITATIONS  ON RIGHT OF DISSENT: ASSERTION AS TO
PORTIONS ONLY TO  SHARES REGISTERED  TO  STOCKHOLDER; ASSERTION
BY BENEFICIAL  STOCKHOLDER.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
     (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
     (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410     NOTIFICATION OF STOCKHOLDERS REGARDING  RIGHT OF
DISSENT.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420     PREREQUISITES  TO DEMAND  FOR  PAYMENT  FOR
SHARES.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
     (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
     (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

NRS 92A.430     DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS
ENTITLED TO ASSERT RIGHTS; CONTENTS.

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
     (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440     DEMAND  FOR  PAYMENT  AND DEPOSIT OF
CERTIFICATES; RETENTION OF RIGHTS  OF STOCKHOLDER.

     1. A stockholder to whom a dissenter's notice is sent must:
     (a) Demand payment;
     (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
     (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450     UNCERTIFICATED  SHARES:  AUTHORITY  TO RESTRICT
TRANSFER  AFTER DEMAND  FOR PAYMENT; RETENTION OF RIGHTS OF
STOCKHOLDER.

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460     PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
     (a) Of the county where the corporation's registered office is located; or
     (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2. The payment must be accompanied by:
     (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
     (b) A statement of the subject corporation's estimate of the fair value of the shares;
     (c) An explanation of how the interest was calculated;
     (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
     (e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470     PAYMENT  FOR  SHARES:  SHARES  ACQUIRED  ON  OR
AFTER  DATE OF DISSENTER'S  NOTICE.

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480     DISSENTER'S  ESTIMATE  OF FAIR VALUE:
NOTIFICATION  OF  SUBJECT CORPORATION; DEMAND FOR PAYMENT OF
ESTIMATE.

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490     LEGAL  PROCEEDING TO DETERMINE FAIR VALUE:
DUTIES  OF  SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF
DISSENTER.

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
     (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
     (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500     LEGAL PROCEEDING TO  DETERMINE  FAIR VALUE:
ASSESSMENT OF COSTS AND  FEES.

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
     (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                                  EXHIBIT D





                   ASSET CONTRIBUTION AGREEMENT

                             BETWEEN

                BACHKINE & MEYER INDUSTRIES, S.A.
                               and

                        SW VENTURES, INC.

                               AND

                          GUIDO CLOETENS



                       As of April 14, 1999

                        TABLE OF CONTENTS

                                                       Page

RECITALS         i

ARTICLE I  CONTRIBUTION AND CLOSING       1

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF CLOETENS        3

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF SWV       4

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF BMI        11

ARTICLE V  ADDITIONAL AGREEMENTS OF THE PARTIES     12

ARTICLE VI  CONDITIONS OF BMI        14

ARTICLE VII  CONDITIONS OF SWV AND CLOETENS        15

ARTICLE VIII  INDEMNIFICATION        16

ARTICLE IX  OTHER PROVISIONS         19

                   ASSET CONTRIBUTION AGREEMENT

     THIS ASSET CONTRIBUTION AGREEMENT ("Agreement"), is made and entered into as of this 14th day of April, 1999, by and between Bachkine & Meyer Industries, S.A., a British Virgin Islands corporation ("BMI,"), on one part, and SW Ventures, Inc., a Nevada corporation ("SWV") and Guido Cloetens, an individual resident of Belgium ("Cloetens") on the other part.

                             RECITALS

     BMI and its wholly owned subsidiary, BAMI Intelligence, S.A. ("BAMI") (References herein to BMI include both BMI and BAMI) are the owners of a processing and recycling technology that is capable of producing discrete plastic polymers from a stream of either mixed virgin resins or mixed plastic waste without the necessity of expensive compatibilizers (the "New Generation PlasticTM Process") The assets, including, the patents, trademarks, know-how, proprietary process control software, the NGP BT-30 (the "Bench Top Unit")(that BMI is currently assembling), certain contractual rights and agreements and all other related assets and liabilities that form the basis of the New Generation Plastic(tm) Process are referred to herein as the "NGP Assets."

     SWV is currently a reporting company under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act").
However, none of the outstanding common stock of SWV is currently registered under the Securities Act of 1933 (the "Securities
Act").

     Cloetens, as the record owner of more than 50% of the currently outstanding common stock of SWV, has agreed to vote his shares in favor of the transactions contemplated by this Agreement.

     In accordance with the provisions of this Agreement, after the completion of the Reorganization (as defined herein) required by Article V of this Agreement, BMI desires to contribute the NGP Assets owned by BMI or BAMI to New Generation Plastic, Inc. ("NGP Delaware"), a Delaware corporation, in exchange for 11,580,000 shares of the common stock of NGP Delaware (the "NGP Contribution"). The parties intend that the NGP Contribution qualifies for tax free treatment under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

     Throughout this Agreement various Schedules are referenced as being attached to this Agreement. Notwithstanding anything herein to the contrary, this Agreement may be executed without any Schedules attached hereto and if so executed shall be valid and binding without regard to the contemplated Schedules until same are attached in final form and delivered to the other party for review at Closing.

                            ARTICLE I
                     Contribution and Closing

     Section 1.1 Incorporation of Recitals and Preamble. The recitals and preamble set forth above are incorporated herein by reference and are a part of this Agreement.

     Section 1.2 Time and Place for Closing. Closing under this Agreement shall take place within fifteen (15) days after the conditions set forth in Article VI and Article VII being satisfied or waived, time being of the essence, at the offices of BMI, Rue de la Rotisserie 29, Geneva, Switzerland, or such other place as the parties hereto may agree upon. The date that Closing occurs is referred to hereinafter as the "Closing Date" and the act of closing as "Closing." The exact Closing Date shall be established by mutual consent of BMI and SWV.

     Section 1.3 Agreement to Contribute the NGP Assets; Issuance of Common Stock. At the Closing, BMI agrees to assign, transfer and deliver to NGP Delaware all of its right title and interest in the NGP Assets (a list of the NGP Assets is attached hereto as Schedule 1.3) currently owned by BMI and /or BAMI to NGP Delaware, and NGP Delaware shall deliver to BMI 11,580,000 shares (the "NGP Delaware Stock") of the common stock of NGP Delaware (the "NGP Contribution").

     Section 1.4 Closing. Following execution of this Agreement, BMI and SWV shall be obligated to conclude the transaction strictly in accordance with its terms within five (5) days after the conditions of Closing set forth in Article VI and
Article VII have been satisfied or waived, time being of the essence. If the failure to conclude this transaction is due to the refusal and failure of SWV and/or Cloetens to perform their obligations under this Agreement, BMI may seek to enforce this Agreement with an action of specific performance, in addition to, and not in limitation of, any other rights and remedies available to BMI under this Agreement, or at law or in equity, including, without limitation an action to recover its actual damages resulting from the default of SWV and/or Cloetens. If the failure to conclude this transaction is due to the refusal and failure of BMI to perform its obligations under this Agreement, SWV may seek to enforce this Agreement with an action of specific performance, in addition to and not in limitation of any other rights and remedies available to SWV under this Agreement, or at law or in equity, including without limitation an action to recover his actual damages resulting from the default of BMI.

     Section 1.5  Termination.  This Agreement and the
transactions contemplated hereby may be terminated at any time prior to the Closing Date:

     (a) by mutual written agreement of BMI and SWV and Cloetens;

     (b) by BMI within the later of thirty (30) days after the date of this Agreement or five (5) days after all Schedules to be prepared by SWV are delivered to BMI, if BMI is not satisfied, in its sole discretion, with the due diligence it has conducted on SWV;

     (c) by BMI or SWV, in the event the other makes a material misrepresentation under this Agreement or breaches a material covenant or agreement under this Agreement which is not cured within fifteen (15) days after notice is received; or

     (d) by BMI or SWV, if the Closing shall not have occurred by June 30, 1999, or such other date as may be agreed to by all of the parties hereto in writing, due to the non-fulfillment of a condition precedent to such party's obligation to close as set forth at Article VI or VII hereof, as applicable (through no fault or breach by the terminating party).

     In the event this Agreement is terminated as provided herein, this Agreement shall become void and be of no further force and effect and no party hereto shall have any further liability to any other party hereto, except that Section 1.5,
Section 9.1 and Section 9.15 shall survive and continue in full force and effect, notwithstanding termination. The termination of this Agreement shall not limit, waive or prejudice the remedies available to the parties, at law or in equity, for a breach of this Agreement. If this Agreement is terminated, all due diligence and other documentation delivered to BMI by SWV shall be returned promptly to SWV.

     Section 1.6 Deliveries by SWV. At the Closing, SWV shall deliver or cause to be delivered, all duly and properly executed, authorized and issued (where applicable):

     (a) Certificates representing the NGP Delaware Stock, as provided in Section 1.3 above;

     (b)  Resignations of Officers in the form attached a
Schedule 1.6(b); and

     (c) A favorable opinion from counsel for SWV, dated the Closing Date, in the form attached as Schedule 1.6(c).

     Section 1.7 Deliveries by BMI. At the Closing, BMI shall deliver to SWV or cause to be delivered, all duly and properly executed, authorized and issued (where applicable) the following:

(a) Duly executed Assignments of the NPG Assets in the forms attached as Schedule 1.7(a); and

(b) An opinion from counsel for BMI, dated the Closing Date, in form attached as Schedule 1.7(b).

ARTICLE II

Representations and Warranties of Cloetens

With knowledge that BMI is relying upon the representations, warranties and covenants herein contained, Cloetens represents and warrants to BMI and makes the following covenants for BMI's benefit.


Section 2.1 Authority Relative to this Agreement. Cloetens has full authority to enter into and perform his obligations under this Agreement and the Collateral Documents, and neither the execution, delivery nor performance by Cloetens of this Agreement or the Collateral Documents will (i) result in a violation or breach of any term or provision nor constitute a default under any contract or agreement to which Cloetens is a party or by which he is bound, or violate any order, writ, injunction or decree of any court, administrative agency or governmental body, or (ii) result in a violation or breach of any term or provision, or constitute a default or accelerate the performance required, under any indenture, mortgage, deed of trust or other contract or agreement to which Cloetens is a party or by which he or his properties is bound.

Section 2.2 Majority Ownership of SWV. Cloetens is the sole owner of and possesses sole voting power over 1,838,000 shares of the common stock of SWV. As such, Cloetens possesses a majority of the voting power of the outstanding shares of SWV.

 ARTICLE III
Representations and Warranties of SWV

With knowledge that BMI is relying upon the representations, warranties and covenants herein contained, SWV represents and warrants to BMI and makes the following covenants for BMI's benefit. When the phrase "to SWV's knowledge" or any equivalent phrase is used in this Agreement, the phrase shall mean the actual knowledge of SWV or the information and/or knowledge of an officer or director of SWV acting with reasonable diligence in the conduct of his or her duties as an officer or director.

Section 3.1 Organization and Standing. SWV is duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to own its properties and conduct its business as now being conducted. Except as listed in Schedule 3.1, SWV does not own any stock or interest in any other corporation, partnership, or other business organization.

Section 3.2 Authority Relative to this Agreement. The execution, delivery and performance of this Agreement and the Collateral Documents by SWV have been duly authorized and approved by the Board of Directors of SWV and as of the Closing Date by the shareholders of SWV. No further corporate action is necessary on the part of SWV to consummate this Agreement and the Collateral Documents in accordance with their terms. SWV has full authority to enter into and perform its obligations under this Agreement and the Collateral Documents, and neither the execution, delivery nor performance by SWV of this Agreement or the Collateral Documents will (i) result in a violation or breach of any term or provision nor constitute a default under the certificate of incorporation or bylaws of SWV or under any contract or agreement to which SWV is a party or by which it is bound, or violate any order, writ, injunction or decree of any court, administrative agency or governmental body, or (ii) result in a violation or breach of any term or provision, or constitute a default or accelerate the performance required, under any indenture, mortgage, deed of trust or other contract or agreement to which SWV is a party or by which it or its properties is bound.

     Section 3.3 Securities. SWV has the authorized and outstanding securities set forth on Schedule 3.3. All outstanding shares of stock are legally and validly authorized and issued, fully-paid and nonassessable. There are no outstanding rights of any kind to acquire additional shares of any class of stock of SWV, except as set forth on Schedule 3.3.

     Section 3.4  Contracts, Permits and Material Documents.
The items listed in Schedule 3.4 attached hereto are all of the following ("Material Documents") with respect to SWV which provide a benefit or impose a detriment of a value of $5,000 or more: (i) leases for real and personal property, (ii) licenses,
(iii) franchises, (iv) promissory notes, guarantees, bonds, mortgages, liens, pledges, and security agreements under which SWV is bound or under which SWV is the beneficiary, (v) collective bargaining agreements, (vi) patents, trademarks, trade names, copyrights, trade secrets, proprietary rights, symbols, service marks, and logos, (vii) all permits, licenses, consents and other approvals from governments, governmental agencies (federal, state and local) and/or third parties relating to, used in or required for the operation of any of the business of SWV,
(viii) all surety bonds, closure bonds or any other obligation which SWV has liability for with respect to its operations and
(ix) other contracts, agreements and instruments not listed on another Schedule attached to this Agreement which are binding on SWV or any of its property and pursuant to which SWV derives a benefit or incurs a detriment having a value of $15,000 or more. Except as set forth on Schedule 3.4, neither SWV nor any person or party to any of the Material Documents or bound thereby is in material default under any of the Material Documents, and, to the knowledge of SWV, no act or event has occurred which with notice or lapse of time, or both, would constitute such a default. SWV is not a party to, and none of SWV's properties are bound by, any agreement or instrument which is material to the continued conduct of business operations of SWV, as now being conducted, except as listed in Schedule 3.4.

Section 3.5 Personal Property. All items of personal property used in the business of SWV (the "Business") are listed on
Schedule 3.5. All such items are owned by SWV by good and marketable title free of all liens and are now and at closing will be in good condition, normal wear and tear excepted, and except as noted on Schedule 3.5.

Section 3.6 Real Property. SWV has never owned, leased or otherwise occupied, had an interest in or operated any real property other than the real property (the "Real Property") listed on Schedule 3.6 attached hereto and incorporated herein by reference. SWV has good, marketable and insurable title to the Real Property.

(a) In all material respects, except as set forth in Schedule 3.6(a) attached hereto and incorporated herein, the Real Property is, and at all times during operation of the Business thereon has been, licensed, permitted and authorized for the operation of such Business under all applicable federal, state and local statutes, laws, rules, regulations, orders, permits (including, without limitation, zoning restrictions and land use requirements) and licenses and all administrative and judicial judgments, rulings, decisions and orders affecting or otherwise applicable to the protection of the environment and the Real Property (collectively, the "Applicable Laws").

(b) Except as set forth in Schedule 3.6(b) attached hereto and incorporated herein by reference, all activities and operations conducted on the Real Property, whether by SWV or by third parties, are now being conducted and, to SWV's knowledge, have always been conducted in compliance with all Applicable Laws.

(c) SWV shall make available on BMI's reasonable request all engineering, geologic, environmental and other similar reports, documentation and maps relating to the Real Property in the possession or control of the SWV or its consultants or employed professional firms.

     (d) Except as set forth in Schedule 3.6(d) attached hereto and incorporated herein by reference, neither SWV nor the Real Property now is or ever has been involved in any litigation or administrative proceeding seeking to impose fines, penalties or other liabilities or seeking injunctive relief for violation of any Applicable Laws relating to the environment.

(e) To SWV's knowledge, there have been no spills, leaks, deposits or other releases into the environment or onto or under the Real Property of any Hazardous Materials as defined in any Applicable Law or other material environmental conditions other than as disclosed on Schedule 3.6(e).

(f) No party, other than SWV, has a present or future right to possession of all or any part of the Real Property, except for any right defined in, under or by any of the Permitted
Exceptions.

(g) No portion of the Real Property contains any areas that could be characterized as disturbed, undisturbed or man-made wetlands or as "waters of the United States" pursuant to any Applicable Laws or the procedural manuals of the Environmental Protection Agency, U.S. Army Corps of Engineers or the [Nevada Department of Environmental Protection] whether such characterization reflects current conditions or historic conditions which have been altered without the necessary permits or approvals, except as listed on Schedule 3.6(g) attached hereto and incorporated herein by reference.

(h) There are no mechanic's liens affecting the Real Property and no work has been performed on the Real Property within twelve
(12) months of the date hereof for which a mechanic's lien could be filed, except as set forth in Schedule 3.6(h) attached hereto and incorporated herein by reference.

(i) There are no levied or pending special assessments affecting all or any part of the Real Property owed to any governmental entity and none is threatened.

Section 3.7 Liabilities. SWV does not have any liabilities, fixed or contingent, other than:

(a) liabilities fully reflected in the Most Recent Balance Sheet, except for liabilities not required to be disclosed therein in accordance with GAAP; and

(b) accounts payable arising since the date of the Most Recent
Balance Sheet arising during the normal course of business consistent with past custom and practice.

Section 3.8 Fiscal Condition of SWV. Since the date of the Most Recent Balance Sheet, except as set forth in Schedule 3.8, there has not (except as otherwise specifically permitted by this Agreement or as set forth in the Schedules to this Agreement) been:

(a) Any material adverse change in the financial condition, business organization or personnel of SWV or in the relationships of SWV with third parties;

(b) Any disposition by SWV of any of its capital stock or any grant of any option or right to acquire any of its capital stock, or any acquisition or retirement by SWV of any of its capital stock or any declaration or payment of any dividend or other distribution of its capital stock;

(c) Any sale or other disposition of any asset owned by any of SWV at the close of business on the date of the Most Recent Balance Sheet, or acquired by it since that date, other than in the ordinary course of business consistent with past practice or in accordance with the terms of this Agreement;

(d) Except as set forth in Section 3.8(d), any expenditure or commitment by SWV for the acquisition of any single asset or any single business;

(e) Except as set forth in Section 3.8(e), any material bonuses or increases in the compensation payable or to become payable by SWV to any officer or key employee, except in the ordinary course of business or as required by law or pursuant to a contract which is listed on a Schedule to this Agreement;

(f) Except as set forth in Section 3.8(f), any loans or advances to or by SWV other than renewals or extensions of existing indebtedness and other than in the ordinary course of business consistent with past practice; or

(h)  Any change in accounting method or practice.

Section 3.9 Tax Returns. SWV has filed all Federal and other tax returns for all periods on or before the due date of such return (as may have been extended by any valid extension of time) and has paid all taxes due for the periods covered by the said returns. SWV has no liability for taxes incurred by their operations prior to Closing, except for taxes for the current fiscal year in an amount not exceeding the reserve therefor on the Most Recent Balance Sheet. SWV is a Subchapter C corporation under the Internal Revenue Service Code. Cloetens warrants that it will pay with his own funds any and all federal, state and local taxes due and payable by SWV with respect to all periods prior to the Closing, to the extent such taxes exceed the reserves for taxes established on SWV's Most Recent Balance Sheet, including, without limiting the generality of the foregoing, all federal, state and local income, sales, use, payroll, franchise, excise and property taxes. The reserves for all taxes reflected in the Most Recent Balance Sheet, if any, are adequate to cover all taxes, interest and penalties in connection therewith that may be assessed with respect to the property and business operations for the period(s) ending on the Closing Date and for all prior periods. SWV has filed or timely extended the time for filing and will file, in a timely manner, all requisite federal, state, local and other tax returns due for all fiscal periods ended on or before the date hereof and as of the Closing shall have filed in a timely manner all such returns due for all periods ended on or before the Closing Date. No federal, state, local or other tax returns or reports filed by SWV (whether filed prior to, on, or after the date hereof), will result in any taxes, assessments, fees or other governmental charges in excess of the amounts reserved for on the Most Recent Balance Sheet.
SWV has duly withheld and collected all taxes which SWV is required to withhold or collect by law, has paid over to the proper authorities all such amounts required to be paid, and has in reserve all amounts so withheld or collected which have not yet been required to be paid. No taxing authority has asserted any deficiency for any prior tax period of SWV, and to SWV's knowledge, there are no facts which would constitute the basis for the assertion of such a deficiency.

Section 3.10 Policies of Insurance. All insurance policies, performance bonds, and letters of credit insuring SWV or which SWV has had issued and which have not expired are listed on
Schedule 3.10 attached hereto. Schedule 3.10 includes the names and addresses of the insurers and sureties, policy and bond numbers, types of coverage or bond, time periods or projects covered and the names and addresses of all known banks, beneficiaries, agents or agencies with respect to each listed insurance policy, performance bond and letter of credit. All current insurance policies, performance bonds and letters of credits of SWV are in force and effect and the premiums thereon are not delinquent. Except as set forth in Schedule 3.10, SWV has not received any notification from any insurance carrier denying or disputing any claim made by SWV or denying or disputing any coverage for any such claim or denying or disputing the amount of any claim. SWV has no claim against any of its insurance carriers under any of policies insuring it pending or anticipated and there has been no occurrence of any kind which would give rise to any such claim.

     Section 3.11 Employees, Pensions, and ERISA.

(a)  SWV does not have, nor has it ever had, any employees.

(b) SWV does not have, nor has it ever had, any employee benefit plans, funds or programs (within the meaning of the Code or the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which are currently maintained and/or were established or sponsored by SWV (whether or not they are now terminated) or to which SWV currently contributes, or has an obligation to contribute in the future, including, without limitation, employment agreements and any other agreements containing "golden parachute" provisions ("Plans"), whether or not the Plans are or are intended to be (i) covered or qualified under the Code, ERISA or any other applicable law, (ii) written or oral, (iii) funded or unfunded, or (iv) generally available to all employees of SWV.

Section 3.12  Legality of Operation.  In regard to SWV:

(a) Except as disclosed in Schedule 3.12(a) to this Agreement, and except as to Environmental Laws, as hereinafter defined in
Section 3.12(b) below, SWV is in substantial compliance with all federal, state and local laws, rules and regulations including, without limitation, the following laws: land use or zoning laws; payroll, employment, labor, interstate commerce, transportation or safety laws; or federal, state or local "anti-trust" or "unfair competition" or "racketeering" laws such as but not limited to the Sherman Act, Clayton Act, Robinson Patman Act, Federal Trade Commission Act, or Racketeer Influenced and Corrupt Organization Act (collectively, "Law"). Except as disclosed in
Schedule 3.12(a), SWV is in substantial compliance with all permits, franchises, licenses, and orders that have been issued with respect to the Laws and are or may be applicable to any of their property and operations, including, without limitation, any order, decree or directive of any court or federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality wherever located, federal, state and local permits, orders, franchises and consents. Except as set forth on Schedule 3.12(a), with respect to any Law there are no claims, actions, suits, investigations or proceedings pending, or to SWV's knowledge, threatened against or affecting SWV, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, wherever located, which would result in any adverse change in the financial condition or business of SWV or which would invalidate this Agreement or any action taken in connection with this Agreement. Except as disclosed in Schedule 3.12(a), SWV has received no notification of any past or present failure by SWV to comply with any Law applicable to it or its assets.

(b) Except as disclosed in Schedule 3.12(b) to this Agreement, SWV is in compliance with all federal, state and local laws, rules and regulations relating to environmental issues of any kind ("Environmental Law"). Except as disclosed in Schedule 3.12(b), with respect to any Environmental Law, SWV is in compliance with all permits, licenses, and orders related thereto or issued thereunder, as are or may be applicable to the property and operations of SWV, including, without limitation, any order, decree or directive of any court or federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality wherever located. Except as set forth on
Schedule 3.12(b), there are no Environmental Law related claims, actions, suits or proceedings pending or to SWV's knowledge threatened against or affecting SWV, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, wherever located, which would result in an adverse change in the financial condition or business of SWV or which would invalidate this Agreement or any action taken in connection with this Agreement.

(c) Except as set forth in Schedule 3.12(c), to SWV's knowledge, no employee, officer, director, or shareholder of SWV is under investigation by the Attorney General of any state, by the District Attorney of any county of any state, or by any United States Attorney or any other governmental investigative agency for the violation of any Laws, including, without limitation, the violation of any anti-trust, racketeering, securities or unfair competition Laws.

(d) All pending or to SWV's knowledge threatened litigation and administrative or judicial proceedings involving SWV, or its assets or liabilities, are set forth on Schedule 3.12(d) attached, together with a description of each such proceeding.

Section 3.13 Working Interest in the Montana Prospect. Except as disclosed in Schedule 3.13 to this Agreement, the Montana Prospect, a 320 acre oil lease in Crook County, Wyoming (the "Montana Prospect"), in which SWV has a working interest, is in compliance with all federal, state and local laws, rules and regulations relating to environmental issues of any kind ("Environmental Law"). Except as disclosed in Schedule 3.13, with respect to any Environmental Law, the Montana Prospect is in compliance with all permits, licenses, and orders related thereto or issued thereunder, as are or may be applicable to the property and operations of the Montana Prospect, including, without limitation, any order, decree or directive of any court or federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality wherever located. Except as set forth on Schedule 3.12(b), there are no Environmental Law related claims, actions, suits or proceedings pending or to SWV's knowledge threatened against or affecting the Montana Prospect, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, wherever located, which would result in an adverse change in the financial condition or business of the Montana Prospect.

Section 3.14 Corrupt Practices. SWV has not made, offered or agreed to offer anything of value to any employees of any customers of SWV (except in conformity with Law) for the purpose of attracting business to SWV or any foreign or domestic governmental official, political party or candidate for government office or any of their respective employees or representatives, nor has SWV otherwise taken any action which would cause it to be in violation of the Foreign Corrupt
Practices Act of 1977, as amended.

Section 3.15 Legal Compliance. SWV has the right, power, legal capacity and authority to enter into, and perform each of its obligations under this Agreement, and, except as set forth in
Schedule 3.15, no approvals or consents of any other persons, business or governmental units are necessary to be obtained by SWV in connection with the transactions, filings with or notices to, contemplated by this Agreement. Except as disclosed in
Schedule 3.15 to this Agreement, the execution and performance of this Agreement will not result in a material breach of or constitute a material default or result in the loss of any material right or benefit under:

(a) Any charter, by-law, agreement or other document to which SWV is a party or by which the SWV or any of its properties are bound, including, without limitation, any agreement by or between any shareholder of SWV; or

(b) Any decree, order or rule of any court or governmental authority which is binding on SWV or on any property of SWV; or

(c) Any permit, certificate or license issued by any governmental authority under which SWV operates or pursuant to which any of the property of SWV is bound; or

(d) Any agreement to which SWV is bound, including, without limitation, bank loan documents, agreements with customers or suppliers and leases for equipment.

Section 3.16  Transaction Intermediaries.  Except as disclosed in
Schedule 3.16, SWV has no agreement or understanding with any agent, broker, financial advisor or other person acting pursuant to the express authority of SWV with respect to any commission or finder's fee in connection with the transactions contemplated by this Agreement.

Section 3.17 Intellectual Property. To SWV's knowledge, SWV has not infringed, and is not now infringing, on any trade name, trademark, service mark or copyright belonging to any person, firm or corporation ("Intellectual Property") and no one has or is infringing any Intellectual Property right of SWV. SWV owns or has legally licensed all computer software used in connection with its business and has not infringed, and is not now infringing, on the rights of any third parties by its use of computer software.

Section 3.18 SEC Filings. SWV has delivered to BMI all historical filings made by SWV on Forms 8-K, 10-KSB, 10-QSB and Proxy Statements timely filed with the Securities and Exchange Commission ("SEC") for fiscal years ending December 31, 1998 (the "Public Reports"). The Public Reports accurately and completely describe, in all material respects, SWV's financial status, business operations and prospects as of the date of such filings and as of the date hereof, and do not omit any material fact(s) necessary to make the information contained in the filings not misleading.

Section 3.19 Issued Common Stock. The NGP Delaware Stock to be issued pursuant to this Agreement has been duly authorized and, when issued, will be validly issued, fully paid and nonassessable.

Section 3.20 Disclosure. The representations and warranties of SWV contained in this Agreement, or in any Schedule or other document delivered by SWV pursuant hereto, do not contain any untrue statement of a material fact, or omit any statement of a material fact necessary to make the statements contained not misleading. If, prior to Closing, SWV becomes aware of any inaccuracy or misrepresentation or omission in any of the Schedules, SWV shall immediately advise BMI in writing of the inaccuracy, misrepresentation or omission.

ARTICLE IV
Representations and Warranties of BMI

With knowledge that SWV is relying upon the representations, warranties and covenants contained herein, BMI represents and warrants to SWV and makes the following covenants for SWV's benefit.

Section 4.1 Organization and Existence. BMI is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has all requisite corporate power and authority to carry on its business as now conducted. BMI has all requisite corporate power and authority to consummate the transactions contemplated by this Agreement.

Section 4.2 Authority Relative to this Agreement. The execution, delivery and performance of this Agreement and the Collateral Documents by BMI has been duly authorized and approved by the Board of Directors of BMI. No further corporate action is necessary on the part of BMI to consummate this Agreement and the Collateral Documents in accordance with their terms. BMI has full authority to enter into and perform its obligations under this Agreement and the Collateral Documents, and neither the execution, delivery nor performance by BMI of this Agreement or the Collateral Documents will (i) result in a violation or breach of any term or provision nor constitute a default under the certificate of incorporation or bylaws of BMI or under any contract or agreement to which BMI is a party or by which it is bound, or violate any order, writ, injunction or decree of any court, administrative agency or governmental body, or (ii) result in a violation or breach of any term or provision, or constitute a default or accelerate the performance required, under any indenture, mortgage, deed of trust or other contract or agreement to which BMI is a party or by which it or its properties is bound.

Section 4.3 NGP Assets. BMI and/or BAMI have all right title and interest to the NGP Assets (attached hereto as Schedule 1.3) free of any liens.

Section 4.4 Transaction Intermediaries. Except for Section 5.1, BMI has no agreement or understanding with any agent, broker, financial advisor or other person acting pursuant to the express authority of BMI with respect to any commission or finder's fee in connection with the transactions contemplated by this Agreement.

     ARTICLE V
     Additional Agreements of the Parties

The parties hereto covenant and agree with the other, as applicable, as follows:

Section 5.1 The Reorganization. Subject to SWV Shareholder approval, SWV has agreed, prior to Closing, to: (X) effect the disposition and/or distribution of all of its non-cash assets, including, without limitation, any limited partnership interest in a working interest in the Montana Prospect (the "Working Interest") and to satisfy or otherwise extinguish all liabilities (the "SWV Purge") and (Y) form NGP Delaware and to merge (the "Delaware Merger") SWV into NGP Delaware, with NGP Delaware as the survivor (The SWV Purge and the Delaware Merger are referred to herein collectively as, the "Reorganization").

(a) Terms of the SWV Purge. SWV may determine, in its discretion, the nature of the transaction by which the SWV Purge shall be accomplished, provided, that, the SWV Purge must be completed prior to the Delaware Merger. It is presently contemplated that SWV will effect the SWV Purge by means of a "spin off" on a pro rata basis of the stock of a newly formed subsidiary to which SWV shall have previously contributed all of its assets and liabilities. To the extent that the transactions contemplated by the SWV Purge give rise to any federal and/or state income tax liability, SWV agrees that it shall ensure that prior to the closing of the NGP Contribution such liabilities are paid in full or that the cash necessary to satisfy such tax liabilities is on hand in NGP Delaware.

(b) Terms of the Delaware Merger. The terms of the Delaware Domicile Merger shall provide that, upon the effectiveness, each shareholder of SWV shall receive one (1) share of the common stock of NGP Delaware for every fifteen (15) shares of the common stock of SWV. The number of authorized shares of NGP Delaware shall be 50,000,000. Except for the conversion ratio above, the terms of the NGP Delaware common stock shall be identical to the terms of the common stock of SWV. As a result of the Delaware Merger, prior to the NGP Contribution, the former shareholders of SWV will hold 227,733 shares of stock of NGP Delaware. On the formation of NGP Delaware, SWV shall appoint the persons designated by BMI as the Directors of NGP Delaware.

(c) Finder's Shares and Options. SWV and BMI agree that after the Delaware Merger and prior to the Closing of the NGP Contribution, NGP Delaware will issue 20,000 shares of its common stock to E. T. International Limited (P.O. Box 235, 14 New Street, St. Peter Port Guernsey, UK GY14LE) as a finder's fee. In addition, NGP Delaware will enter into Consulting Agreements with Cloetens or a company designated by Cloetens that provide for grants, under a NGP Delaware Stock Option Plan of an aggregate of 50,000 five (5) year options (the "Options") (10,000 at $7.50, $8.00, $8.50, $9.00 and $9.50, respectively), to purchase publicly registered shares of common stock of NGP
Delaware.

Section 5.2 Proxy Statement. SWV has agreed to prepare and file a Proxy Statement (the "Proxy Statement") pursuant to Regulation 14A, giving notice of a special meeting of shareholders to the record owners of SWV. The Proxy Statement shall be filed with the Securities and Exchange Commission (the "SEC") no later than thirty (30) days after the date of this Agreement. In accordance with SEC rules, the Proxy Statement will be sent to the record shareholders of SWV giving them notice of the time and place of a special meeting of the shareholders on a date no more than twenty
(20) after the date of mailing of the Proxy Statement. The Proxy Statement shall seek proxies for the approval of the following actions:

(i) The Reorganization.

(ii) The SWV Purge.

(iii) The ratification and approval of the NGP Contribution, including without limitation, the issuance of common stock to BMI.

(iv) Any other matter that may properly come before the meeting of the shareholders.

Section 5.3 Access to Records. SWV will give to BMI and its representatives, from the date hereof until the Closing Date, full access during normal business hours, upon reasonable notice, to all of the properties, books, contracts, documents and records of SWV, and will make available to BMI and its representatives all additional financial statements of and all information with respect to the business and affairs of SWV that BMI may reasonably request.

Section 5.4 Continuation of Insurance. SWV will keep in existence all policies of insurance insuring SWV against liability and property damage, fire and other casualty through the Closing Date, consistent with the policies currently in effect.

Section 5.5 Standstill Agreement. Until the Closing Date, unless this Agreement is earlier terminated pursuant to the provisions hereof, SWV will not, directly or indirectly, solicit offers for the shares or the assets of SWV or for a merger or consolidation involving SWV, or respond to inquiries from, share information with, negotiate with or in any way facilitate inquiries or offers from, third parties who express or who have heretofore expressed an interest in acquiring SWV by merger, consolidation or other combination or acquiring any of SWV's assets.

Section 5.6 Payment of Expenses. Each party will pay its own expenses incurred in conjunction with this Agreement, the Collateral Documents and the transactions contemplated thereby, including all fees and expenses of counsel and accountants and any broker or finder commission, whether or not such transaction is completed. It is acknowledged by the parties, that BMI will bear the cost of the preparation of the Proxy Statement by its attorneys and that SWV shall bear the cost of its attorney's review of the Proxy Statement.

Section 5.7 Vote by Cloetens; Board Recommendation. Cloetens hereby agrees that he will vote all of his shares of SWV common stock in favor of all the actions to be taken hereunder that require SWV shareholder approval and that he will execute any agreement, proxy or other document as may be reasonably required by BMI to ensure his vote. Further, Cloetens agrees that a statement to the effect that he will vote in favor of the actions will be included in the Proxy Statement. The Board of Directors of SWV agree that it will recommend the approval of the Reorganization and the NGP Contribution to the shareholders of SWV.

Section 5.9 Consents. SWV and BMI shall cooperate with each other and use their reasonable best efforts to obtain all approvals, authorizations and consents required to be obtained to consummate the transaction set forth in this Agreement, including, the approval of every regulatory agency of federal, state, or local government that may be required in the opinion of either BMI or SWV.


ARTICLE VI
Conditions of BMI

The obligations of BMI to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of each of the following items that are conditions to the Closing:

Section 6.1 Compliance by SWV and Cloetens. SWV and Cloetens shall have performed and complied with all material obligations and conditions required by this Agreement to be performed or complied with by SWV and Cloetens at or prior to the Closing Date, including, without limitation, Sections 5.1 and 5.2. All representations and warranties of SWV and Cloetens contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes expressly permitted by this Agreement, and BMI shall have received a Certificate duly executed by the President of SWV representing and warranting the foregoing.

     Section 6.2 Litigation Affecting This Transaction. There shall be no actual or threatened action by or before any court which seeks to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of BMI to own the NGP Delaware Stock or control SWV or the business SWV operates, which, as a result of the transactions contemplated by this Agreement, might affect such right as to BMI or any affiliate thereof subsequent to the Closing Date and which, in the judgment of the Board of Directors of BMI, made in good faith and based upon advice of its counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement.

Section 6.3 Fiscal Condition of Business. There shall have been no material adverse change in the results of operations, financial condition or business of SWV.

Section 6.4 Opinions of Counsel. SWV shall have delivered to BMI the opinion of counsel, dated the Closing Date, in the form annexed hereto as Schedule 1.6(c).

Section 6.5 Consents. All approvals, authorizations and consents required to be obtained shall have been obtained. BMI shall have been furnished with appropriate evidence, reasonably satisfactory to BMI and its counsel, of the granting of such approvals, authorizations and consents.

Section 6.6 Phase 1 Environmental Survey. BMI shall have ordered, at its sole cost and expense, and received a Phase 1
Environmental survey of the Montana Prospect that is satisfactory to BMI in its sole discretion.



ARTICLE VII

Conditions of SWV

The obligations of SWV to effect the transaction contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

Section 7.1 Compliance by BMI. BMI shall have performed and complied with all material obligations and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date. All representations and warranties of BMI contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes expressly permitted by this Agreement.

Section 7.3 Material Adverse Change. There shall not have been, and on the Closing Date shall not be in existence, any event, condition or state of facts which could reasonably be expected to result in, any material adverse change in the condition (financial or otherwise), assets, real property, personal property, results of operations, business or prospects of BMI and its subsidiaries taken as a whole.

Section 7.4 Opinion of Counsel. BMI shall have delivered to SWV the opinion of counsel to BMI, dated the Closing Date, in the form annexed hereto as Schedule 1.7(b).

Section 7.5 Consents. All approvals, authorizations and consents required to be obtained shall have been obtained. SWV shall have been furnished with appropriate evidence, reasonably satisfactory to SWV and its counsel, of the granting of such approvals, authorizations and consents.

ARTICLE VIII
Indemnification

Section 8.1 Indemnification by Cloetens. Subject to Section 8.8 below, Cloetens agrees that he will indemnify, defend, protect and hold harmless BMI or NGP Delaware and their officers, shareholders, directors, divisions, subdivisions, affiliates, subsidiaries, parents, agents, employees, legal representatives, successors and assigns from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, penalties, costs and expenses whatsoever (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) whether equitable or legal, matured or contingent, known or unknown to SWV and/or Cloetens, foreseen or unforeseen, ordinary or extraordinary, patent or latent, arising out of occurrences prior to the Closing of this Agreement, from:
(a) any breach of, misrepresentation in, untruth in or inaccuracy in the representations and warranties by the SWV and/or Cloetens, set forth in this Agreement or in the Schedules attached to this Agreement or in the Collateral Documents; (b) nonfulfillment or nonperformance of any agreement, covenant or condition on the part of SWV or Cloetens made in this Agreement and to be performed by SWV or Cloetens before the Closing Date, provided, however, that such nonfulfillment or nonperformance is within the control of SWV and/or Cloetens; (c) violation of the requirements of any governmental authority relating to the reporting and payment of federal, state, local or other income, sales, use, franchise, excise or property tax liabilities of SWV arising or accrued prior to the Closing Date; (d) any violation of any federal, state or local "anti-trust" or "racketeering" or "unfair competition law", including, without limitation, the Sherman Act, Clayton Act, Robinson Patman Act, Federal Trade Commission Act, or Racketeer Influenced and Corrupt Organization Act; and (e) any claim by a third party that, if true, would mean that a condition for indemnification set forth in subsections (a), (b), (c) or (d) of this Section 8.1 of this Agreement has occurred.

Section 8.2 Indemnification by BMI. BMI agrees that it will indemnify, defend, protect and hold harmless SWV and/or Cloetens and their agents, employees, heirs, legal representatives, successors and assigns, as applicable, from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, penalties, costs and expenses whatsoever (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) incurred by them, as a result of or incident to: (a) any breach of, misrepresentation in, untruth in or inaccuracy in the representations and warranties of BMI set forth in this Agreement or in the Schedule attached to this Agreement or in the Collateral Documents; (b) nonfulfillment or nonperformance of any agreement, covenant or condition on the part of BMI made in this Agreement and to be performed by BMI before or after the Closing Date; (c) any claim by a third party that, if true, would mean that a condition for indemnification set forth in subsections
(a), (b), or (c) of this Section 8.2 has occurred.


Section 8.3  Procedure for Indemnification with Respect to Third
Party Claims.

(a) If any third party shall notify a party to this Agreement (the "Indemnified Party") with respect to any matter (a "Third Party Claim") that may give rise to a claim for indemnification against any other party to this Agreement (the "Indemnifying Party") under this Article VIII, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is thereby prejudiced. Such notice shall state the amount of the claim and the relevant details thereof.

(b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within ten days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party pursuant to the provisions of this Article VIII, as applicable, from and against the entirety of any adverse consequences (which will include, without limitation, all losses, claims, liens, and reasonable attorneys' fees and related expenses) the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party Claim involves only monetary damages and does not seek an injunction or equitable relief, (iv) settlement of, or adverse judgment with respect to the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

(c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8.3(b) above,
(i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in (but not control) the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (which will not be unreasonably withheld), and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (which will not be unreasonably withheld). In the case of (c)(ii) or (c)(iii) above, any such consent to judgment or settlement shall include, as an unconditional term thereof, the release of the Indemnifying Party from all liability in connection therewith.

(d) If any condition set forth in Section 8.3(b) above is or becomes unsatisfied, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim and any matter it may deem appropriate and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith, (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the cost of defending against the Third Party Claim (including attorneys' fees and expenses), and (iii) the Indemnifying Party will remain responsible for any adverse consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article IX.

Section 8.4 Procedure for Non-Third Party Claims. If BMI, NGP Delaware, SWV or Cloetens wishes to make a claim for indemnity under Section 8.1 or Section 8.2, as applicable, and the claim does not arise out of a third party notification which makes the provisions of Section 8.3 applicable, the party desiring indemnification ("Indemnified Party") shall deliver to the party from which indemnification is sought ("Indemnifying Party") a written demand for indemnification ("Indemnification Demand"). The Indemnification Demand shall state: (a) the amount of losses, damages or expenses to which the Indemnified Party has incurred or has suffered or is expected to incur or suffer to which the Indemnified Party is entitled to indemnification pursuant to
Section 8.1 or Section 8.2, as applicable; (b) the nature of the event or occurrence which entitles the Indemnified Party to receive payment under Section 8.1 or Section 8.2, as applicable. If the Indemnifying Party wishes to object to an Indemnification Demand, the Indemnifying Party must send written notice to the Indemnified Party stating the objections and the grounds for the objections ("Indemnification Objection"). If no Indemnification Objection is sent within thirty (30) days after the Indemnification Demand is sent, the Indemnifying Party shall be deemed to have acknowledged the correctness of the claim or claims specified in the Indemnification Demand and shall pay the full amount claimed in the Indemnification Demand within forty-five (45) days of the day the Indemnification Demand is dated. If for any reason the Indemnifying Party does not pay the amounts claimed in the Indemnification Demand, within thirty days of the Indemnification Demand's date, the Indemnified Party may institute legal proceedings to enforce payment of the indemnification claim contained in the Indemnification Demand and any other claim for indemnification that the Indemnified Party may have.

Section 8.5 Survival of Claim. All of the respective representations, warranties and obligations of the parties to this Agreement shall survive consummation of the transactions contemplated by this Agreement as follows: (i) all representations and warranties pertaining to federal, state and local taxes, including, without limitation, the representations and warranties set forth in Section 3.9 shall survive until the expiration of the applicable statute of limitations on any claim which can be brought against the Companies by tax authorities or governmental agencies or governmental units and (ii) all representations and warranties other than set forth in (i) above shall survive twelve (12) months from the Closing Date. Notwithstanding the prior sentence which provides that the representations and warranties expire after certain stated periods of time, if within the stated period of time, a notice of a claim for indemnification or Indemnification Demand is given, or a suit or action based upon representation or warranty is commenced, the Indemnified Party shall not be precluded from pursuing such claim or action, or from recovering from the Indemnifying Party (whether through the courts or otherwise) on the claim or action, by reason of the expiration of the representation or warranty.

Section 8.6 Limitation of Liability. The Parties agree that they shall not bring a claim for indemnification under this
Article VIII unless and until all claims a party has exceed
$50,000, and that the first $50,000 of damages are not recoverable.

Section 8.7 Prompt Payment. In the event that any party is required to make any payment under this Article VIII, such party shall promptly pay the Indemnifying Party the amount so determined. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Article VIII, the Indemnifying Party shall, nevertheless, pay when due such portion, if any, of the obligation as shall not be subject to dispute. The portion in dispute shall be paid upon a final and non-appealable resolution of such dispute. Upon the payment in full of any claim, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any person with respect to the subject matter of such claim.

Section 8.8 Condition to Cloetens' Indemnification Obligation. Notwithstanding any other provision of this Article VIII to the contrary, BMI agrees that it will not assert, for itself or on behalf of NGP Delaware, any right to indemnification under
Section 8.1 that arises from SWV's ownership and participation in the Working Interest for the period ending on the Closing Date (a "Working Interest Claim") against Cloetens, unless and to the extent BMI and/or NGP Delaware is not indemnified for such Working Interest Claim by the new owner of the Working Interest (the "New Owner"). Cloetens acknowledges that in structuring the SWV Purge, the New Owner must be obligated to assume Cloetens' indemnification obligation for any Working Interest Claim on terms substantially the same as provided in this Article VIII.


ARTICLE IX
Other Provisions

Section 9.1 Nondisclosure by SWV and Cloetens. SWV and Cloetens recognize and acknowledge that they have in the past, currently has, and in the future will have certain confidential information of BMI. SWV and Cloetens agree that for a period of ten (10) years from the Closing Date they will not disclose such confidential information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except to authorized representatives of BMI, unless (i) such information becomes known to the public generally through no fault of SWV or Cloetens or (ii) SWV is compelled to disclose such information by a governmental entity or pursuant to a court proceeding. In the event of a breach or threatened breach by SWV or Cloetens of the provisions of this Section, BMI shall be entitled to an injunction restraining SWV or Cloetens from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting BMI from pursuing any other available remedy for such breach or threatened breach, including, without limitation, the recovery of damages.

Section 9.2 Assignment; Binding Effect; Amendment. This Agreement and the rights of the parties hereunder may be assigned with the prior consent of the other parties and shall be binding upon and shall inure to the benefit of the parties hereto, and the successors and/or assigns of BMI , SWV and Cloetens. This Agreement, upon execution and delivery, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by all parties hereto.

Section 9.3 Entire Agreement. This Agreement, is the final, complete and exclusive statement and expression of the agreement among the parties hereto with relation to the subject matter of this Agreement, it being understood that there are no oral representations, understandings or agreements covering the same subject matter as the Agreement. The Agreement supersedes, and cannot be varied, contradicted or supplemented by evidence of any prior to contemporaneous discussions, correspondence, or oral or written agreements of any kind. The parties to this Agreement have relied on their own advisors for all legal, accounting, tax or other advice whatsoever with respect to the Agreement and the transactions contemplated hereby.

Section 9.4 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. This Agreement may be executed by facsimile signatures.

Section 9.5 Notices. All notices or other communications required or permitted hereunder shall be in writing and may be given by depositing the same in United States mail, addressed to the party to be notified, postage prepaid, registered or certified with return receipt requested, by overnight courier or by delivering the same in person to such party.

(a) If to BMI, addressed to it at:

Rue de la Rotisserie 29
               1204 Geneva
               Switzerland
               Attention:  Jacques Mot

with a copy to:
Thomas R Marshall, Esq.
Schnader Harrison Segal & Lewis LLP
330 Madison Avenue
New York, New York  10017

(b)  If to SWV or Cloetens, addressed to it or him at:

455 East 400 South, Suite 100
Salt Lake City, UT  84111
Attention:  President

with a copy to:
               Leonard W. Burningham, Esq.
               455 East 500 South, Suite 205
               Salt Lake City, UT  84111

Notice shall be deemed given and effective the day personally delivered, the day after being sent by overnight courier and three business days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received, if earlier. Any party may change the address for notice by notifying the other parties of such change in accordance with this Section 9.5.

Section 9.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada, without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

Section 9.7 No Waiver. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of or in any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach of default occurring before or after that waiver.

Section 9.8 Time of the Essence. Time is of the essence of this Agreement.

Section 9.9 Captions. The headings of this Agreement are inserted for convenience only, shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof.

Section 9.10 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

Section 9.11 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute shall be deemed to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" means included, without limitation.

Section 9.12 Extension or Waiver of Performance. Either BMI or SWV may extend the time for or waive the performance of any of the obligations of the other, waive any inaccuracies in the representations or warranties by the other, or waive compliance by the other with any of the covenants or conditions contained in this Agreement, provided that any such extension or waiver shall be in writing and signed by SWV and BMI.

Section 9.13 Liabilities of Third Parties. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective officers, shareholders, directors, affiliates, subsidiaries, parents, agents, employees, legal representatives, successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third person any rights of subrogation or action over or against any party to this Agreement.

Section 9.14 Publicity. Prior to Closing, except as may be required by law, no party to this Agreement shall issue any press release or otherwise make any statement with respect to the transactions contemplated by this Agreement without the prior consent of the other party, which shall not be unreasonably withheld.


Section 9.15  Arbitration.

(a) Each and every controversy or claim arising out of or relating to this Agreement shall be settled by arbitration in the State of Nevada, in accordance with the commercial rules (the "Rules") of the American Arbitration Association then obtaining, and judgment upon the award rendered in such arbitration shall be final and binding upon the parties and may be confirmed in any court having jurisdiction thereof. Notwithstanding the foregoing, this Agreement to arbitrate shall not bar any party from seeking temporary or provisional remedies in any Court having jurisdiction. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement, which such demand shall set forth in the same degree of particularity as required for complaints under the Federal Rules of Civil Procedure the claims to be submitted to arbitration. Additionally, the demand for arbitration shall be stated with reasonable particularity with respect to such demand with documents attached as appropriate. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

(b) The arbitrators shall have the authority and jurisdiction to determine their own jurisdiction and enter any preliminary awards that would aid and assist the conduct of the arbitration or preserve the parties' rights with respect to the arbitration as the arbitrators shall deem appropriate in their discretion. The award of the arbitrators shall be in writing and it shall specify in detail the issues submitted to arbitration and the award of the arbitrators with respect to each of the issues so submitted.

(c) Within sixty (60) days after the commencement of any arbitration proceeding under this Agreement, each party shall file with the arbitrators its contemplated discovery plan outlining the desired documents to be produced, the depositions to be take, if ordered by the arbitrators in accordance with the Rules, and any other discovery action sought in the arbitration proceeding. After a preliminary hearing, the arbitrators shall fix the scope and content of each party's discovery plan as the arbitrators deem appropriate. The arbitrators shall have the authority to modify, amend or change the discovery plans of the parties upon application by either party, if good cause appears for doing so.

(d) The award pursuant to such arbitration will be final, binding and conclusive.

(e) Counsel to SWV and BMI in connection with the negotiation of and consummation of the transactions under this Agreement shall be entitled to represent their respective party in any and all proceedings under this Section or in any other proceeding (collectively, "Proceedings"). SWV and BMI, respectively, waive the right and agree they shall not seek to disqualify any such counsel in any such Proceedings for any reason, including but not limited to the fact that such counsel or any member thereof may be a witness in any such Proceedings or possess or have learned of information of a confidential or financial nature of the party whose interests are adverse to the party represented by such counsel in any such Proceedings.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.



Bachkine & Meyer Industries, S.A.



By:___________________________
Jacques Mot
President



SW Ventures, Inc.


By:___________________________
Guido Cloetens
President


____________________________
Guido Cloetens

Schedule 1.3

NGP ASSETS


     The following is a description of the assets and liabilities that will be contributed to NGP in the NGP contribution.

I.   PATENTS AND APPLICATIONS THEREFOR

Patent Title:       METHOD AND DEVICE FOR TRANSFORMING A RAW
MATERIAL CONTAINING AT LEAST TWO DIFFERENT THERMOPLASTIC MATERIALS INTO A NOVEL HOMOGENEOUS THERMOPLASTIC MATERIAL
Inventors:          Giordano Mariani and Cinzia L. Mariani


Country:       Algeria
Serial No.:         037-92/1992
Filed:              April 16, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Argentina
Serial No.:         322.153
Filed:              April 15, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Austria
Serial No.:         9001/92
Filed:              April 8, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Australia
Serial No.:         14348/92
Filed:              April 8, 1992
Recordation:
Patent No.:         653011
Issued:             January 10, 1995
Status:             Patented


Country:       Brazil
Serial No.:         PI 9205235
Filed:              December 14, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Belarus
Serial No.:         2260/IZ
Filed:              November 7, 1994
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Belgium
Serial No.:         9200334
Filed:              April 14, 1992
Recordation:
Patent No.:         9200334
Issued:             January 25, 1994
Status:             Patented

Country:       Bulgaria
Serial No.:         97167
Filed:              April 8, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending


Country:       Canada
Serial No.:         2,085,236
Filed:              April 8, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Chile
Serial No.:         361-92
Filed:              April 14, 1992
Recordation:
Patent No.:         38994
Issued:             October 13, 1995
Status:             Patented


Country:       China
Serial No.:         92102678.1
Filed:              April 16, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Columbia
Serial No.:         359.664
Filed:              April 15, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Croatia
Serial No.:         381-03/92-04/182
Filed:              September 29, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Denmark
Serial No.:         1504/92
Filed:              December 16, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending


Country:       Egypt
Serial No.:         200/92
Filed:              April 15, 1992
Recordation:
Patent No.:         19667
Issued:             August 31, 1995
Status:             Patented

Country:       Europe
Serial No.:         92907183.5-2307
Filed:              December 16, 1992
Recordation:
Patent No.:         0539534
Issued:             September 16, 1998
Status:             Patented; opposition period ends 6/16/99

Country:       Finland
Serial No.:         925446
Filed:              November 30, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       France
Serial No.:         9204244
Filed:              April 7, 1992
Recordation:
Patent No.:         2675422
Issued:             November 4, 1994
Status:             Patented

Country:       Great Britain
Serial No.:         9224822.8
Filed:              April 8, 1992
Recordation:
Patent No.:         2260329
Issued:             September 13, 1995
Status:             Patented

Country:       Germany
Serial No.:         P4291173.7
Filed:              April 8, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending


Country:       Greece
Serial No.:         920100136
Filed:              April 7, 1992
Recordation:
Patent No.:         1001132
Issued:             January 26, 1993
Status:             Patented

Country:       Hungary
Serial No.:         P9203620
Filed:              December 3, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       India
Serial No.:         263CAL92
Filed:              April 16, 1992
Recordation:
Patent No.:         177527
Issued:             December 26, 1997
Status:             Patented

Country:       Iran
Serial No.:         29293
Filed:              April 8, 1992
Recordation:
Patent No.:         24691
Issued:             December 8, 1992
Status:             Patented

Country:       Indonesia
Serial No.:         P002719
Filed:              April 16, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Ireland
Serial No.:         921207
Filed:              April 15, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending


Country:       Israel
Serial No.:         101563
Filed:              April 10, 1992
Recordation:
Patent No.:         101563
Issued:             November 5, 1996
Status:             Patented

Country:       Italy
Serial No.:         TO91A000288
Filed:              April 8, 1992
Recordation:
Patent No.:         1245070
Issued:             September 13, 1994
Status:             Patented

Country:       Japan
Serial No.:         506802/92
Filed:              April 8, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Kuwait
Serial No.:         21/92
Filed:              April 15, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Kazakhstan
Serial No.:         932778.1
Filed:              April 8, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Luxembourg
Serial No.:         88199
Filed:              December 9, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending


Country:       Malaysia
Serial No.:         PI 9200637
Filed:              April 14, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Mexico
Serial No.:         9201686
Filed:              August 3, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Morocco
Serial No.:         22.790
Filed:              April 15, 1992
Recordation:
Patent No.:         22.665
Issued:             April 1, 1993
Status:             Patented

Country:       Netherlands
Serial No.:         9220001
Filed:              April 8, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Norway
Serial No.:         P924633
Filed:              December 1, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       New Zealand
Serial No.:         242352
Filed:              April 14, 1992
Recordation:
Patent No.:         242352
Issued:             February 18, 1995
Status:             Patented


Country:       OAPI
Serial No.:         60317
Filed:              April 8, 1992
Recordation:
Patent No.:         9799
Issued:             December 16, 1992
Status:             Patented

Country:       Paraguay
Serial No.:         23/92
Filed:              April 15, 1992
Recordation:
Patent No.:         3.554
Issued:             September 6, 1994
Status:             Patented

Country:       Pakistan
Serial No.:         148/92
Filed:              April 8, 1992
Recordation:
Patent No.:         133,146
Issued:             June 2, 1994
Status:             Patented

Country:       Philippines
Serial No.:         44202
Filed:              April 13, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Poland
Serial No.:         P-297188
Filed:              April 8, 1992
Recordation:
Patent No.:         169931
Issued:             March 29, 1996
Status:             Patented

Country:       Portugal
Serial No.:         100385
Filed:              April 14, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending


Country:       Russian Federation
Serial No.:         92016612
Filed:              April 8, 1992
Recordation:
Patent No.:         2118931
Issued:
Status:             Patented

Country:       Republic of Korea
Serial No.:         702946/92
Filed:              November 23, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Romania
Serial No.:         92-01553
Filed:              April 8, 1992
Recordation:
Patent No.:         110133
Issued:             September 29, 1995
Status:             Patented

Country:       South Africa
Serial No.:         92/2833
Filed:              April 16, 1992
Recordation:
Patent No.:         92/2833
Issued:             September 29, 1993
Status:             Patented

Country:  Switzerland and Liechtenstein
Serial No.:         3880/92-4
Filed:              April 8, 1992
Recordation:
Patent No.:         688276
Issued:             July 15, 1997
Status:             Patented

Country:       Spain
Serial No.:         P92550050
Filed:              December 15, 1992
Recordation:
Patent No.:         2085201
Issued:             February 18, 1997
Status:             Patented


Country:       Sri Lanka
Serial No.:         10455
Filed:              November 27, 1992
Recordation:
Patent No.:         10455
Issued:             December 31, 1992
Status:             Patented

Country:       Sudan
Serial No.:         PCT/127/92/SD
Filed:              December 12, 1992
Recordation:
Patent No.:         PCT/SD/113
Issued:             August 18, 1993
Status:             Patented

Country:       Sweden
Serial No.:         9203578-1
Filed:              November 27, 1992
Recordation:
Patent No.:         508021
Issued:             August 10, 1998
Status:             Patented

Country:       Thailand
Serial No.:         015884
Filed:              April 14, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending

Country:       Tunisia
Serial No.:         92.031
Filed:              April 14, 1992
Recordation:
Patent No.:         16.558
Issued:             April 7, 1993
Status:             Patented


Country:       Ukraine
Serial No.:         93004667
Filed:              June 18, 1993
Recordation:
Patent No.:
Issued:
Status:             Pending


Country:       Uruguay
Serial No.:         23.401
Filed:              April 10, 1992
Recordation:
Patent No.:         13.414
Issued:             May 30, 1994
Status:             Patented


Country:       Venezuela
Serial No.:         0517-92
Filed:              April 10, 1992
Recordation:
Patent No.:
Issued:
Status:             Pending


Country:       United States of America
Serial No.:         08/897,370
Filed:              July 21, 1997
Recordation:        February 16, 1993
Patent No.:         5,891,955
Issued:                     April 6, 1999
Status:             Patented

Country:       United States of America
Serial No.:         09/149,680
Filed:              September 9, 1998
Recordation:        February 16, 1993
Patent No.:
Issued:
Status:             Pending

Country:       United States of America
Serial No.:         09/149,669
Filed:              September 9, 1998
Recordation:        February 16, 1993
Patent No.:
Issued:
Status:             Pending

Country:       Yugoslavia
Serial No.:         P-397/92
Filed:              April 16, 1992
Recordation:
Patent No.:         48287
Issued:
Status:             Pending; awaiting issuance of patent



II. TRADEMARKS

BMI has filed for the registration of three (3) trademarks with the United States Patent and Trademark Office. Each application covers the following goods and services: (a) Machinery for the Production of Plastic Material, (b) Computer Software Used for the Production of Plastic Material, (c) Plastic Material Used for Manufacturing and (d) Manufacture of Plastic Products for Others, Recycling of Mixed Waste Plastic Products for Others.

A)   Mark:          New Generation Plastic
     App. No.: 75/628132
     App. Date:     January 27, 1999
     Status:        Filed

B)   Mark:          NewGen Plastic
     App. No.: 75/628971
     App. Date:     January 27, 1999
     Status:        Filed

C)   Mark:          NGP
     App. No.: Not yet assigned
     App. Date:     January 27, 1999
     Status:        Filed

III. OTHER ITEMS

A.   NGP BT - 30 Bench Top Unit

B.   All Process control Software relating to the New Generation
Plastic(tm) Process.

C. All know how, trade secrets and other intangible assets relating to the New Generation Plastic(tm) Process.
D. All contracts and agreements relating to the New Generation
Plastic(tm) Process and the related business.

E. Certain liabilities relating to the New Generation Plastic(tm)
Process and the related business.

                                                  EXHIBIT E






             SW OIL CONTRIBUTION AGREEMENT AND SW OIL
               STOCK PURCHASE AGREEMENT AND FORM OF
                         PROMISSORY NOTE

                                                  EXHIBIT E

                             form of

                   ASSET CONTRIBUTION AGREEMENT

     THIS ASSET CONTRIBUTION AGREEMENT ("Agreement"), is made and
entered into as of this       day of June, 1999, by and between
SW Oil & Gas Company, a Nevada corporation ("SW Oil"), on one part, and SW Ventures, Inc., a Nevada corporation ("SWV") on the other part.

                             RECITALS

     SWV's stated business purpose has been that of seeking out and investing in various oil and gas opportunities in the Western United States. Currently, SWV is the owner of a 21.25% working interest (the "Working Interest") in the Montana Prospect (the "Montana Prospect"), a 320 acre oil lease in Crook County, Wyoming

     SWV and Guido Cloetens ("Cloetens"), its majority shareholder, have entered into an Asset Contribution Agreement (the "NGP Contribution Agreement") dated as of April 14, 1999 with Bachkine & Meyer Industries, S.A. ("BMI") whereby BMI will contribute its assets and liabilities (the "NGP Assets") relating to a patented proprietary process that BMI believes is capable of producing homogeneous, commercially usable plastic polymer end products from a mixed virgin or recycled stream of discrete polymers or waste plastic. Article V of the NGP Contribution Agreement requires, among other things, that SWV divest itself of all its existing non-cash assets and existing liabilities (the "SWV Assets"), except its rights under the NGP Contribution Agreement, prior to the contribution of the NGP Assets by BMI.

     SWV formed SW Oil for the purpose of effecting the divestiture of the SWV Assets. In accordance with the provisions of this Agreement, SWV desires to contribute the SWV Assets in exchange for 100 shares of the common stock of SW Oil (the "SW Oil Contribution"). The parties intend that the SW Oil Contribution qualifies for tax free treatment under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

     Throughout this Agreement various Schedules are referenced as being attached to this Agreement. Notwithstanding anything herein to the contrary, this Agreement may be executed without any Schedules attached hereto and if so executed shall be valid and binding without regard to the contemplated Schedules until same are attached in final form and delivered to the other party for review at Closing.

                            ARTICLE I
                     Contribution and Closing

     Section 1.1 Incorporation of Recitals and Preamble. The recitals and preamble set forth above are incorporated herein by reference and are a part of this Agreement.

     Section 1.2 Time and Place for Closing. Closing under this Agreement shall take place as soon as practicable after the SW Oil Contribution is approved by an affirmative vote of a majority of the stockholders of SWV, time being of the essence, at the offices of SWV, 455 East 400 South, Salt Lake City, UT 84111, or such other place as the parties hereto may agree upon. The date that Closing occurs is referred to hereinafter as the "Closing Date" and the act of closing as "Closing." The exact Closing Date shall be established by mutual consent of the SWV and SW Oil.

     Section 1.4 Agreement to Contribute the SWV Assets; Issuance of Common Stock. At the Closing, the SWV agrees to assign, transfer and deliver to SW Oil all of its right title and interest in the SWV Assets (a list of the SWV Assets is attached hereto as Schedule 1.3) owned by SWV, and SW Oil shall deliver to SWV [100] shares (the "SW Oil Stock") of the common stock of SW Oil (the "SW Oil Contribution").

     Section 1.5 Deliveries by SW Oil. At the Closing, SW Oil shall deliver or cause to be delivered, a duly and properly executed, authorized and issued certificate representing the SW
Oil Stock, as provided in Section 1.3 above;

     Section 1.6 Deliveries by BMI. At the Closing, SWV shall deliver to SWV Oil or cause to be delivered, all duly and properly executed, authorized and issued assignments of the SWV
Assets in the forms attached as Schedule 1.7(a).

                           ARTICLE II
             Assumption of Indemnification Obligation
               Under the NGP Contribution Agreement

     Section 2.1  Assumption by SW Oil.  SW Oil hereby
specifically acknowledges and assumes any and all of the rights, responsibilities, obligations and liabilities of Cloetens relating to SWV's ownership of the oil assets under Article VIII of the NGP Contribution Agreement.

     Section 2.2  Notice to SW Oil.  Cloetens shall notify the SW
Oil in writing within three (3) business days after the receipt of any claim for indemnification under Article VIII of the NGP
Contribution Agreement.

                           ARTICLE III
                         Other Provisions

     Section 3.1 Entire Agreement. This Agreement, is the final, complete and exclusive statement and expression of the agreement among the parties hereto with relation to the subject matter of this Agreement, it being understood that there are no oral representations, understandings or agreements covering the same subject matter as the Agreement. The Agreement supersedes, and cannot be varied, contradicted or supplemented by evidence of any prior to contemporaneous discussions, correspondence, or oral or written agreements of any kind. The parties to this Agreement have relied on their own advisors for all legal, accounting, tax or other advice whatsoever with respect to the Agreement and the transactions contemplated hereby.

     Section 3.2 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. This Agreement may be executed by facsimile signatures.

     Section 3.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada, without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

     Section 3.4 Time of the Essence. Time is of the essence of this Agreement.

     Section 3.5 Captions. The headings of this Agreement are inserted for convenience only, shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof.

     Section 3.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 3.7 Publicity. Prior to Closing, except as may be required by law, no party to this Agreement shall issue any press release or otherwise make any statement with respect to the transactions contemplated by this Agreement without the prior consent of the other party, which shall not be unreasonably withheld.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.



SW Ventures, Inc.


By:___________________________
Name:
Title:

SW Oil & Gas Company


By:___________________________
Name:
Title:

                             form of

                     STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT made as of this      day of June,
1999, by and among Guido Cloetens ("Buyer"), an individual with a business address at Kampenhoutsebaan 100A, 1982 Zemst, Belgium, SW Ventures, Inc. ("Seller"), a Nevada corporation, with its principal offices located at 450 East 400 South, Suite 100, Salt Lake City, UT 84111 and SW Oil & Gas Company (the "Company"), a Nevada corporation, with its principal offices located at 450 East 400 South, Suite 100, Salt Lake City, UT 84111 .

                        W I T N E S E T H:

     WHEREAS, the Seller owns one hundred (100) shares of the voting common shares of the Company, comprising one hundred percent (100%) of the issued and outstanding shares of common stock, $0.001 par value (herein called the "Common Stock");

     WHEREAS, Buyer desires to purchase and the Seller desires to sell to Buyer the Common Stock of the Company owned by the Seller on the terms and subject to the conditions of this Agreement; and

     WHEREAS, Buyer has agreed to pledge [15,000] shares of the common stock of New Generation Plastic, Inc. ("NGP"), a Delaware corporation, received in connection with the contemplated merger (the "Merger") of the Seller into NGP, as security for the deferred payment of purchase price evidenced by the Promissory Note (as defined herein) of even date herewith; and

     WHEREAS, this Agreement is being entered into by the parties to comply with the requirements of Article V of the Asset
Contribution Agreement dated as of April 14, 1999 (the "NGP
Contribution Agreement") by and between Bachkine & Meyer
Industries, S.A., on one part, and the Seller and Buyer on the other.

     NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements hereinafter set forth, the parties agree as follows:

                            ARTICLE I
                    PURCHASE AND SALE OF STOCK

     1.1 Purchase and Sale of Stock. The Seller agrees that at the closing provided for in Section 1.4 hereof (herein called the "Closing") it will sell, assign, transfer and deliver to Buyer, and Buyer agrees he will purchase, the Common Stock free and clear of any claim, lien and encumbrance, except as may be created under this Agreement.

     1.2 Consideration. Subject to the terms and conditions of this Agreement, in reliance on the representations, warranties and agreements of the Seller contained herein, and in consideration of the sale, assignment, transfer and delivery of the Common Stock, the purchase price (the "Price") for the Common Stock shall be an amount equal to [Ninety Thousand] U.S. Dollars ($90,000). The Price shall be paid by Buyer to Seller by delivery on the date hereof the Promissory Note of the Buyer payable to the order of the Seller, dated of even date with this Agreement, in the form attached hereto as Exhibit 1.2 (the "Promissory Note"). The Promissory Note shall by its terms be subject to the terms and conditions of Section 1.3 below.

     1.3 Loan and Security Agreement. This Section 1.3 shall serve as the Loan Agreement and Security Agreement for the Promissory Note delivered by the Buyer under Section 1.2 of this Agreement and the terms of this Section 1.3 shall be and hereby are incorporated by reference in such Promissory Note.

          a) Payments of Principal.. Buyer promises to pay to the order of Seller, the principal amount of the Promissory Note
in one lump sum payment on December     , 1999, together with all
accrued but unpaid interest thereon. Buyer may elect to pay all or a portion of the principal amount (and interest thereon) by surrendering shares of Pledged Stock having a Value (as defined below) equal to the amount of principal to repaid to the Seller. If the entire amount of principal due under the Promissory Note is satisfied in full by the surrender of shares, any shares of Pledged Stock not surrendered shall be immediately returned to Cloetens. The Buyer shall make an election to surrender shares of Pledged Stock by delivering a written notice to the Escrow Agent designating the effective date of the surrender which must be at least three trading days after the date the notice is received by the Escrow Agent. For purposes of this Agreement and the Promissory Note the term "Value" shall mean the average of the high bid and low ask prices of the NGP common stock on the date of effectiveness of the surrender and the [two] immediately preceding trading days.

          b)   Term.  The term of the Promissory Note shall be
six (6) months.  The only payment of principal shall be due
December    , 1999 (the "Maturity Date").

          c) Defaults. The following events (hereinafter called "Events of Default") shall constitute defaults under this Agreement and the Promissory Note.

          (i) Nonpayment. Failure of the Buyer to make any payment of any type under the terms of this Agreement and/or the Promissory Note, or of any of the agreements contemplated hereunder, within ten (10) days after the same becomes due and payable.

          (ii) Performance. Failure of the Buyer to observe or covenant or term of this Agreement and perform any condition, all related agreements and documents; provided, however, that if such failure is susceptible to cure an Event of Default shall not occur unless such failure is not cured within fifteen (15) days after the Seller gives the Buyer written notice of same.

          (iii) Other Obligations. Failure of the Borrower to observe or perform any other condition, covenant, or term of any other written agreement with the Seller after any applicable cure or grace period related thereto.

          (iv) Representations. Failure of any representation or warranty made by the Borrower in connection with the execution and performance of this Agreement.

          (v) Financial Difficulties.  Financial difficulties of
the Buyer and/or the Company as evidenced by:

               (A) any admission in writing of inability to pay debts as they become due; or

               (B) the filing of a voluntary or involuntary petition in bankruptcy, or under any chapters of the Bankruptcy
Code, or under any federal or state statute providing for the relief of debtors; or

               (C)  making an assignment for the benefit of
creditors; or

               (D) consenting to the appointment of a trustee or receiver for all or a major part of any of its property; or

               (E) the entry of a court order appointing a receiver or a trustee for all or a major part of its property; or

     e) Remedies. If any one or more Events of Default occur and is continuing, the Seller may upon 30 days prior written notice to Buyer accelerate all amounts due under the Promissory Note, the Buyer and the Company to the Seller such that the same become forthwith due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. In case any such Events of Default shall occur, the Seller shall be entitled to recover judgment against the Buyer and the Company for all liabilities Buyer and the Company to the Seller either before, or after, or during the pendency of any proceedings for the enforcement, of any security interests, mortgages, pledges, or guarantees and, in the event of realization of any funds from any security or guarantee and application thereof to the payment of the amounts due under the Promissory Note, the Seller shall be entitled to enforce payment of and recover judgment for all amounts remaining due and unpaid on the Promissory Note. The Seller may proceed to protect and enforce its rights by any other appropriate proceedings, including action for the specific performance of any covenant or agreement contained in this Agreement and other written agreements held by the Seller.

     e) Security. As security for the Promissory Note, the Cloetens shall deliver [15,000] shares of common stock of New Generation Plastic, Inc. (the "Pledged Stock"), endorsed in blank, to Schnader Harrison Segal & Lewis LLP, as Escrow Agent. The Escrow Agent shall hold the Pledged Shares until the all amounts of principal due under the Promissory Note are paid in full. No partial release of shares of Pledged Stock will be permitted.

1.4  Closing.

     (a) The "Closing" of the sale of the Common Stock contemplated by this Agreement will take place at the offices of Schnader Harrison Segal & Lewis LLP at 330 Madison Avenue, New York, New York 10017 on June ,1999, or at such other time and place as may be determined by the parties. It is the intent of the parties that the Closing shall occur simultaneously with the closing of the NGP Contribution Agreement and the effectiveness of the Merger. The transactions shall be deemed to occur in the following order: the Closing, the effectiveness of the Merger and then the closing of the NGP Contribution Agreement and none will be deemed to occur unless all occur.

     (b)  At the Closing, the Seller will deliver to Buyer:

          (i) the Common Stock duly endorsed in blank or with stock powers; and

          (ii) a copy of any books, records, documents and other things pertaining to the Company, including the Company's balance sheet dated as of the date of the Closing (reflecting the contribution of assets and liabilities pursuant to the Asset
Contribution Agreement dated of even dated herewith by and between SWV and the Company).

     (c) At the Closing, Buyer will deliver the Price as defined by Section 1.2 to Seller.

     (c) At the Closing, Cloetens will deliver the Pledged Stock to the Escrow Agent as security for the Promissory Note.

     1.5 Further Assurances. After the Closing, the Seller shall from time to time, at the request of Buyer and without further cost or expense to Seller, execute and deliver such other instruments of conveyance and transfer and take such other actions as Buyer may reasonably request, to more effectively consummate the transactions contemplated hereby.

                            ARTICLE II
   REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE COMPANY

     The Seller and the Company hereby jointly and severally represent, covenant and warrant to Buyer that except as contemplated by this Agreement or any agreement related or disclosed to Buyer in writing or in any schedule or exhibit hereto:

     2.1 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns. The copies of the Certificate of Incorporation and By-Laws of the Company delivered herewith to Buyer are complete and correct copies of such instruments as in effect.

     2.2 Authority Relative to this Agreement. The execution, delivery and performance of this Agreement by the Seller has been duly authorized and approved by the Board of Directors of Seller. No further corporate action is necessary on the part of Seller to consummate this Agreement in accordance with its terms. Seller has full authority to enter into and perform its obligations under this Agreement, and neither the execution, delivery nor performance by Seller of this Agreement will (i) result in a violation or breach of any term or provision nor constitute a default under the Articles of Incorporation or bylaws of Seller or under any contract or agreement to which Seller is a party or by which it is bound, or violate any order, writ, injunction or decree of any court, administrative agency or governmental body, or (ii) result in a violation or breach of any term or provision, or constitute a default or accelerate the performance required, under any indenture, mortgage, deed of trust or other contract or agreement to which Seller is a party or by which it or its properties is bound.

     2.3 Authorized and Outstanding Common Stock. The authorized capital stock of the Company consists of [number] (XX) shares of voting common stock, $0.001 par value, of which one hundred (100) shares are issued and outstanding (the "Common Stock"). The Common Stock is duly authorized, validly issued, fully paid and nonassessable. Except for the Common Stock, no other equity securities, or securities convertible into or exchangeable for equity securities, of the Company, are authorized, issued or outstanding, and there are no outstanding options, warrants, agreements, restrictions, contracts, calls, demands, understandings, obligations (contingent or otherwise) or commitments of any character relating to any equity interest in the Company other than this Agreement.

     2.4  Title to Common Stock.  The Seller represents that:

          (a)  it owns, beneficially and of record, the Common
Stock, free and clear of all liens, charges, claims, pledges and encumbrances of any kind or nature whatsoever;

          (b) the transfer of the Common Stock being sold by Seller to Buyer pursuant to this Agreement will pass good and marketable title thereto to Buyer, free and clear of any and all liens, charges, claims, pledges and encumbrances of any kind or nature whatsoever; and

          (c) it will pay any transfer or other similar taxes arising from the sale and transfer of such Common Stock to Buyer.

     2.5 Authorization, etc. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby have been duly and validly authorized by all necessary action on the part of the Seller and the Company. This Agreement is a valid and binding agreement of the Seller and the Company, enforceable in accordance with its terms, except that:

          (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights; and

          (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. The execution, delivery and performance of this Agreement does not violate or conflict with any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Seller and the Company.

     2.6 Compliance with Law. The operations of the Company have been conducted in accordance with all applicable laws, regulations and other requirements of all national governmental authorities, and of all states, municipalities and other political subdivisions and agencies thereof, having jurisdiction over the Company, including, without limitation, all such laws, regulations and requirements relating to antitrust, consumer protection, currency exchange, equal opportunity, health, occupational safety and pension matters, except for violations which could not reasonably be expected to have a material adverse effect on the business, assets or properties of the Company. The Company has not received any notification of any asserted present or past failure by the Company to comply with such laws, rules or regulations.

     2.7 Title to Properties; Encumbrances. The Company has good, valid and marketable title to all the properties and assets which it purports to own (personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Asset List attached hereto as
Schedule 2.6. All properties and assets reflected in the Asset List are free and clear of all title defects or objections, liens, claims, charges, security interests or other encumbrances of any nature whatsoever including, without limitation, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements, except encumbrances in the nature of leases affecting the specific equipment which are the subject of such leases. The rights, properties and other assets presently owned, leased or licensed by the Company and described in this Agreement include all rights, properties and other assets necessary to permit the Company to conduct its business in all material respects in the same manner as its business has been conducted prior to the date hereof.

     2.8 Liabilities. The Company does not have any liabilities, fixed or contingent, other than:

     (a) liabilities fully reflected in the Closing Balance
Sheet, except for liabilities not required to be disclosed therein in accordance with GAAP; and

     (b) accounts payable arising since the date of the Closing
Balance Sheet arising during the normal course of business consistent with past custom and practice.

     2.9 Agreements in Full Force and Effect. All contracts, agreements, plans, leases, insurance policies and licenses of the Company are valid and in full force and effect, and true copies thereof have been heretofore made available to Buyer.

     2.10 Employee Benefit Plans. The Company has no bonus, deferred compensation, pension, profit-sharing, retirement, stock purchase, stock option, group insurance or any other fringe benefit plan, arrangement or practice, whether formal or informal. The Company has no commitment, whether formal or informal and whether legally binding or not, to create any additional such plan or arrangement.

     2.11 Consents and Approvals. Except as disclosed in writing to Buyer or as otherwise contemplated by this Agreement (which assumes the requirement of Buyer filing true, correct and complete applications and amendments of appropriate filings with all government agencies having jurisdiction hereof), no consent of any person, governmental authority or agency (federal, state or local) or any regulatory or membership organization is necessary to the consummation of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, leases or other agreements.

     2.12 Litigation.    Except as disclosed in writing, there is
no action, suit, inquiry, customer complaint, proceedings or investigation by or before any court or governmental or other regulatory or administrative agency, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Company or the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby; and the Seller and the Company do not know or have any reason to know of any valid basis for any such action, proceeding or investigation. The Company is not in default under or in violation of, nor is there any valid basis for any claim of a default under or violation of, any provisions of any contract, commitment or restriction to which it is a party or by which it is bound, as to which the time to cure the same has elapsed, which default could reasonably be expected to have a material adverse effect on the business, assets or properties of the Company. The Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding which may have a material adverse effect on its business practices or on its ability to acquire any property or conduct its business in any area.

     2.13 Insurance. All fire, liability, workmen's compensation and other forms of insurance owned or held by the Company are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid when due or before the grace period thereunder has elapsed, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Company is a party; are valid, outstanding and enforceable policies; and provide adequate insurance coverage for the assets and operations of the Company. The Company has not been refused any insurance with respect to its assets or operations, nor has its coverage been limited, by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last two (2) years.

     2.14 Disclosure. No representations or warranties by the Company in this Agreement and no statement contained in any document (including, without limitation, financial statements), certificate, or other writing furnished or to be furnished by the Seller to Buyer or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                           ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF BUYER

     The Buyer hereby jointly and severally represents, covenants and warrants to Seller that except as contemplated by this Agreement or any agreement related or disclosed to Seller in writing or in any schedule or exhibit hereto:

     3.1 Authority Relative to this Agreement. Buyer has full authority to enter into and perform its obligations under this Agreement, and neither the execution, delivery nor performance by Buyer of this Agreement and the Promissory Note will (i) result in a violation or breach of any term or provision nor constitute a default under any contract or agreement to which Buyer is a party or by which heis bound, or violate any order, writ, injunction or decree of any court, administrative agency or governmental body, or (ii) result in a violation or breach of any term or provision, or constitute a default or accelerate the performance required, under any indenture, mortgage, deed of trust or other contract or agreement to which Buyer is a party or by which heor its properties is bound.

     3.3  Title to Pledged Stock.  Buyer represents that:

          (a)  he owns, beneficially and of record, the Pledged
Stock, free and clear of all liens, charges, claims, pledges and encumbrances of any kind or nature whatsoever, and

          (b) the pledge of the Pledged Stock pursuant to this Agreement will not result in a violation or breach of any term or provision nor constitute a default under any contract or agreement to which Cloetens is a party or by which he is bound, or violate any order, writ, injunction or decree of any court, administrative agency or governmental body.

                            ARTICLE IV
             ASSUMPTION OF INDEMNIFICATION OBLIGATION
      UNDER THE NGP CONTRIBUTION AGREEMENT


     4.1 Assumption by Buyer. Buyer hereby acknowledges and assumes any and all of the rights, responsibilities, obligations and liabilities of Cloetens under Article VIII of the NGP
Contribution Agreement.

     4.2 Notice to Buyer. The Seller shall notify the Buyer in writing within three (3) business days after the receipt of any claim for indemnification under Article VIII of the NGP
Contribution Agreement.

                            ARTICLE V
                         INDEMNIFICATION

     5.1 Indemnification by Seller. Seller agrees that it will indemnify, defend, protect and hold harmless Buyer and his agents, legal representatives, successors and assigns from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, penalties, costs and expenses whatsoever (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) whether equitable or legal, matured or contingent, known or unknown to Seller, foreseen or unforeseen, ordinary or extraordinary, patent or latent, arising out of occurrences prior to the Closing of this Agreement, from: (a) any breach of, misrepresentation in, untruth in or inaccuracy in the representations and warranties by the Seller, set forth in this Agreement or in the Schedules attached to this Agreement; (b) nonfulfillment or nonperformance of any agreement, covenant or condition on the part of Seller made in this Agreement and to be performed by Seller before or after the Closing Date, provided, however, that such nonfulfillment or nonperformance is within the control of Seller;
(c) violation of the requirements of any governmental authority relating to the reporting and payment of federal, state, local or other income, sales, use, franchise, excise or property tax liabilities of SW Oil arising or accrued prior to the Closing Date; (d) any violation of any federal, state or local Aanti-trust" or Aracketeering" or "unfair competition law", including, without limitation, the Sherman Act, Clayton Act, Robinson Patman Act, Federal Trade Commission Act, or Racketeer Influenced and Corrupt Organization Act; and (e) any claim by a third party that, if true, would mean that a condition for indemnification set forth in subsections (a), (b), (c) or (d) of this Section 5.1 of this Agreement has occurred.

     5.2 Indemnification by Buyer. Buyer agrees that he will indemnify, defend, protect and hold harmless Seller and its agents, employees, heirs, legal representatives, successors and assigns, as applicable, from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, penalties, costs and expenses whatsoever (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) incurred by them, as a result of or incident to: (a) any breach of, misrepresentation in, untruth in or inaccuracy in the representations and warranties of Buyer and/or Cloetens set forth in this Agreement or in the schedules attached to this Agreement; (b) nonfulfillment or nonperformance of any agreement, covenant or condition on the part of Buyer or Cloetens made in this Agreement and to be performed by Buyer or Cloetens before or after the Closing Date; (c) any claim by a third party that, if true, would mean that a condition for indemnification set forth in subsections (a), (b), or (c) of this Section 5.2 has occurred.

     5.3   Procedure for Indemnification with Respect to Third
Party Claims.

          (a) If any third party shall notify a party to this Agreement (the "Indemnified Party") with respect to any matter (a "Third Party Claim") that may give rise to a claim for indemnification against any other party to this Agreement (the "Indemnifying Party") under this Article V, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is thereby prejudiced. Such notice shall state the amount of the claim and the relevant details thereof.

          (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within ten days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party pursuant to the provisions of this Article V, as applicable, from and against the entirety of any adverse consequences (which will include, without limitation, all losses, claims, liens, and reasonable attorneys' fees and related expenses) the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party Claim involves only monetary damages and does not seek an injunction or equitable relief, (iv) settlement of, or adverse judgment with respect to the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 5.3(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in (but not control) the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (which will not be unreasonably withheld), and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (which will not be unreasonably withheld). In the case of
(c)(ii) or (c)(iii) above, any such consent to judgment or settlement shall include, as an unconditional term thereof, the release of the Indemnifying Party from all liability in connection therewith.

          (d) If any condition set forth in Section 5.3(b) above is or becomes unsatisfied, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim and any matter it may deem appropriate and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith, (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the cost of defending against the Third Party Claim (including attorneys' fees and expenses), and (iii) the Indemnifying Party will remain responsible for any adverse consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article V.

     5.4 Procedure for Non-Third Party Claims. If Buyer or Seller wishes to make a claim for indemnity under Section 5.1 or
Section 5.2, as applicable, and the claim does not arise out of a third party notification which makes the provisions of Section
5.3 applicable, the party desiring indemnification ("Indemnified Party") shall deliver to the party from which indemnification is sought ("Indemnifying Party") a written demand for indemnification ("Indemnification Demand"). The Indemnification Demand shall state: (a) the amount of losses, damages or expenses to which the Indemnified Party has incurred or has suffered or is expected to incur or suffer to which the Indemnified Party is entitled to indemnification pursuant to Section 5.1 or Section 5.2, as applicable; (b) the nature of the event or occurrence which entitles the Indemnified Party to receive payment under
Section 5.1 or Section 5.2, as applicable. If the Indemnifying Party wishes to object to an Indemnification Demand, the Indemnifying Party must send written notice to the Indemnified Party stating the objections and the grounds for the objections ("Indemnification Objection"). If no Indemnification Objection is sent within thirty (30) days after the Indemnification Demand is sent, the Indemnifying Party shall be deemed to have acknowledged the correctness of the claim or claims specified in the Indemnification Demand and shall pay the full amount claimed in the Indemnification Demand within forty-five (45) days of the day the Indemnification Demand is dated. If for any reason the Indemnifying Party does not pay the amounts claimed in the Indemnification Demand, within thirty days of the Indemnification Demand's date, the Indemnified Party may institute legal proceedings to enforce payment of the indemnification claim contained in the Indemnification Demand and any other claim for indemnification that the Indemnified Party may have.

     5.5 Survival of Claims. All of the respective representations, warranties and obligations of the parties to this Agreement shall survive consummation of the transactions contemplated by this Agreement twelve (12) months from the Closing Date. Notwithstanding the prior sentence which provides that the representations and warranties expire after certain stated periods of time, if within the stated period of time, a notice of a claim for indemnification or Indemnification Demand is given, or a suit or action based upon representation or warranty is commenced, the Indemnified Party shall not be precluded from pursuing such claim or action, or from recovering from the Indemnifying Party (whether through the courts or otherwise) on the claim or action, by reason of the expiration of the representation or warranty.

     5.6 Limitation of Liability. The Parties agree that they shall not bring a claim for indemnification under this Article V unless and until all claims a party has exceed $50,000, and that the first $50,000 of damages are not recoverable.

     5.7 Prompt Payment. In the event that any party is required to make any payment under this Article V, such party shall promptly pay the Indemnifying Party the amount so determined. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Article V, the Indemnifying Party shall, nevertheless, pay when due such portion, if any, of the obligation as shall not be subject to dispute. The portion in dispute shall be paid upon a final and non-appealable resolution of such dispute. Upon the payment in full of any claim, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any person with respect to the subject matter of such claim.

                            ARTICLE VI
                     MISCELLANEOUS PROVISIONS

     6.1 Expenses: Transfer Taxes: etc. The Seller agrees that all fees and expenses incurred by him or the Company in connection with this Agreement shall be borne by him and Buyer agrees that all fees and expenses incurred by him in connection with this Agreement shall be borne by him.

     6.2 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and received if delivered by hand or four (4) days after having been mailed, certified or registered mail with postage prepaid:

          (a)  If to the Seller, to:

SW Ventures, Inc.
c/o Schnader Harrison Segal & Lewis LLP
330 Madison Avenue
New York, New York  10017

          (b)  If to Buyer, to:

Guido Cloetens
Kampenhoutsebaan 100A
1982 Zemst
Belgium

     6.3 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, notwithstanding the foregoing, and subject to Section
1.3 above, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Buyer without the prior written consent of Seller.

     6.4 Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to its conflicts of law doctrine.

     6.5 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.6 Headings. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

     6.7 Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, the other documents and certificates delivered pursuant to the terms hereof, set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

     6.8 Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     6.9 Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

BUYER:




Guido Cloetens


SELLER:

SW Ventures, Inc.



By:
Name:     Guido Cloetens
Title:    President


COMPANY:

SW Oil & Gas Company




By:
Name:     [Name]
Title:    President
                             form of

                         PROMISSORY NOTE


                                        U.S. $90,000
                 Salt Lake City, Utah

June      , 1999


     FOR VALUE RECEIVED, Guido Cloetens ("Debtor") promises to pay to the order of SW Ventures, Inc. ("Lender"), in lawful money of the United States of America, in immediately available funds, at such location as the Lender shall designate, the principal sum of Ninety Thousand U.S. Dollars (U.S. $90,000), or so much thereof as shall from time to time be outstanding (the "Principal Amount"), without interest, from the date hereof until this Note is paid in full.

     2. Principal. Debtor promises to pay to the order of Lender, the Principal Amount in one lump sum payment on December
  , 1999.

     3. Payments. Debtor may pay this Note in whole or in part at any time.

     4. Security. The Debtor, the Lender and Guido Cloetens ("Cloetens") have executed that certain Stock Purchase Agreement of even date herewith, pursuant to which 15,000 shares of common stock of New Generation Plastic, Inc. (the "Pledged Stock") have been pledged by Cloetens as security for the payment of this
Note.   Certificates representing the Pledged Stock have been
delivered to Schnader Harrison Segal & Lewis LLP, as Escrow Agent, endorsed in blank. The Escrow Agent shall hold the Pledged Shares until the all amounts of principal due under the Promissory Note are paid in full. No partial release of shares of Pledged Stock will be permitted.

     5. Method of Payment. All payments of principal hereunder shall be made by certified check, wire transfer or other mutually agreeable form of payment to Lender at its address specified herein or at any other address of Lender which is specified in writing by Lender to Debtor at least two (2) business days prior to the date when such payment is due. If the payment of principal on the Note shall become due on a day which is not a business day, such payment shall be made on the next succeeding business day. Notwithstanding the foregoing, the Debtor may elect to pay all or a portion of the principal amount by surrendering shares of Pledged Stock having a Value (as defined below) equal to the amount of principal Debtor is paying to the Lender. If the entire amount of principal due under the Promissory Note is satisfied in full by the surrender of shares, any shares of Pledged Stock not surrendered shall be immediately
returned to Cloetens.   The Debtor shall make an election to
surrender shares of Pledged Stock by delivering a written notice to the Escrow Agent designating the effective date of the surrender which must be at least three trading days after the
date the notice is received by the Escrow Agent.   For purposes
of this Note the term "Value" shall mean the average of the high bid and low ask prices of the NGP common stock on the date of effectiveness of the surrender and the two immediately preceding trading days.

     6. No Waiver. Each and every one of the rights, remedies, options and benefits provided herein to Lender or the holder hereof, shall be cumulative and shall not be exclusive of any other rights, remedies or benefits provided in any other agreements between Lender and Debtor, or as provided by law. Neither the failure nor delay by Lender or the holder hereof to exercise any right, remedy, option, power or privilege hereunder shall operate as a waiver of the right to exercise the same at a later time; nor shall any single or partial exercise of any such right, remedy, option, power or privilege by Lender or the holder hereof operate as a waiver of any such right, remedy, option, power or privilege.

     7. Waiver of Presentment. Debtor and all endorsers, guarantors and all persons who are liable or who may hereafter become liable under this Note, jointly and severally, hereby expressly waive presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, diligence in collection and notice of any other kind in connection with this Note.

     8. Collection Costs. Debtor agrees to pay all collection costs (including, but not limited to, reasonable attorneys' fees and disbursements) incurred by Lender hereunder.

     9. Governing Law. This Note shall be construed in accordance with and governed by the internal laws and decisions of the State of Nevada (without giving effect to choice of law principles).

     10. Application of Law. The parties hereto intend and believe that each provision of this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions or if any portion of any provision or provisions in this Note is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy and if such court should declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that it or they are legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interests of Debtor and the holder hereof under the remainder of this Note shall continue in full force and effect.

     11.  Captions.  The captions and headings of various
Sections of this Note are for convenience only and are not to be considered as defining or limiting in any way, the scope or intent of the provisions hereof.

     12. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be sufficiently given (i) on the date of transmittal, if personally delivered, (ii) on the business day after transmittal, if sent by facsimile (with a confirming copy mailed by international air mail), and (iii) on the third day following posting if mailed postage prepaid, by registered air mail, addressed as follows:

If to Lender:

SW Ventures, Inc.
c/o New Generation Plastic, Inc.
245 Park Avenue, 39th Floor
New York, NY 10167
Facsimile: (212)

If to Debtor:

Guido Cloetens
Kampenhoutsebaan 100A
1982 Zemst, Belgium
Facsimile: 011 32 1665 11 50

     13. Modification, Waiver. No modification, waiver, amendment, discharge or change of this Note shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is sought.

     14. Time is of the Essence. Time is hereby declared to be of the essence of this Note and of every part hereof.

     15. Successors and Assigns. This Note shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.

     The undersigned has executed this Note as of the day and year first set forth above.



-------------------------------
Guido Cloetens

                                                  EXHIBIT F






                 ANNUAL REPORT ON FORM 10-KSB FOR
             THE FISCAL YEAR ENDED DECEMBER 31, 1998
                               AND
               QUARTERLY REPORT ON FORM 10-QSB FOR
              THE THREE MONTHS ENDED MARCH 31, 1999

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549
                      ______________________

                           FORM 10-KSB

[X]     ANNUAL REPORT UNDER SECTION 13 OR 15(d)OF THE SECURITIES
EXCHANGE
        ACT OF 1934

        For the fiscal year ended December 31, 1998

[ ]     TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE
SECURITIES
        EXCHANGE ACT OF 1934

        For the transition period from______ to _______

        Commission file number  0-24623
                                ________

                        SW Ventures, Inc.
        _________________________________________________
      (Exact name of registrant as specified in its charter)


             Nevada                                  87-0559453

_______________________________
________________________________
(State or other jurisdiction of            (IRS employer
identification no.)
 incorporation)


455 East 400 South, Suite 100 Salt Lake City, Utah        84111
__________________________________________________
____________
(Address of principal executive offices)                (Zip
Code)

Issuer's telephone number: (801) 355-6524

Securities registered pursuant to Section 12(b) of the Exchange
Act:

     Title of each class           Name of each exchange on which
registered

             None                             None
_________________________
___________________________________

Securities registered pursuant to Section 12(g) of the Act:

                              Common
           ____________________________________________

     Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the
preceding 12 months (or for such shorter period that the
registrant was
required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.     [x] Yes      [ ] No

     Check if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

     The issuer's revenues for its most recent fiscal year were $
76,903.

     The Company has no "established" market for its common shares. Therefore, management has arbitrarily valued the 1,392,066 shares held by non-affiliates as of March 1, 1999, at $1,392.07, based on the par value of one mill ($0.001)
per share.

     The number of shares outstanding of the issuer's common stock as of March
1, 1999, was 3,416,066 shares of common stock, $.001 par value per share.

     Transitional Small Business Disclosure Format YES [ ] NO [x]

                              PART I


ITEM 1. DESCRIPTION OF BUSINESS.

BUSINESS DEVELOPMENT


     SW Ventures, Inc. (the "Company") was organized as a Nevada corporation on May 7, 1996. The Company's business purpose is that of seeking out and investing in various oil and gas opportunities in the Western United States.
At inception, the Company issued "unregistered", "restricted" shares to its founders in connection with the initial funding of the Company. In June of
1997, the Company commenced an offering of its common stock pursuant to an exemption from the registration requirements of Section 5 of the Securities
Act of 1933, as amended (the "Act"), under Section 3(b),
Regulation D, Rule
504, whereby it offered for sale up to 1,000,000 of its unregistered common shares at an offering price of $.10 per share. The purpose of the offering was to raise funds for the purchase of a 21.25% working interest in the Montana
Prospect, a 320 acre oil lease in Crook County, Wyoming (the
"Prospect"). The
Offering commenced on June 19, 1997 and closed on September 30, 1997 with all shares offered sold for gross proceeds of $100,000.

     In August of 1997, the Company  purchased  a 21.25% working interest in
the Prospect, which purchase included the cost of drilling and completion to
the Company, based on its 21.25% working interest, of the Montana
Berger Well
#1. The total acreage acquisition costs were $11,330 and drilling
and
completion of the first well totaled $62,995. The Company's share of revenues
from the well is 17.85% after a landowner's royalty is paid.  The
Company
elected to participate in a second well on the Prospect, the
Montana Berger
Well #2, in late March 1998,  which well has been drilled and completed. The
Company's share of the cost of drilling and completing the second well, based
on its 21.25% working interest, was $69,874. The Company's
interest in oil
revenues on the second well after landowner royalties are paid is equal to
17.35%. The Company funded the drilling and completion of the second well
partially through funds raised in a second offering conducted pursuant to the
exemption provided for under Section 3(b), Regulation D, Rule
504, of the Act
which commenced on March 16, 1998, and closed on September 13,
1998 with
326,066 shares sold at $0.15 per share for gross proceeds of
$48,910. The
funds raised were insufficient to pay the Company's share of the drilling and
completion of the second well.  Additional funding was provided by an officer
and director who loaned the Company $11,200 of the required
completion and
drilling costs, and approximately $9,764 came from revenues from operations.
The funds advanced by the officer and director were interest free and payable
at such time as the director and the Company mutually determine.
At December
31, 1998, approximately $2,300 had been repaid.    Subsequent to
such date,
the balance was repaid in full to the Director.

     The Company had intended to participate in other wells drilled on the
Prospect, and may do so, when and if the price of oil in the market place increases and stabilizes. It also has investigated other business opportunities in the oil and gas industry such as purchasing overriding and/or working interests in other wells, the purchase of interests in producing wells, and/or an investment in other oil and gas related businesses, although the Company will make no decisions to pursue any of the foregoing until and unless the price of oil in the market goes up and stabilizes.
As of the
date hereof, the Company has invested in only one drilling program, the

Montana Prospect Drilling Program (the "Program"), and has participated in the drilling of two wells on that Prospect.

     Oil prices have taken a sharp decline and the Company has begun seeking other types of investment opportunities. It is currently negotiating with a non-U.S. entity regarding the acquisition of certain assets. These negotiations are at a preliminary stage and no definitive agreements have been reached. If these negotiations prove successful and a transaction is consummated, of which no assurance can be given, this transaction could result in a change of control of the Company and the abandonment of its oil and gas investment plans. The Company will file a report on Form 8-K if any material acquisition of assets or change of control takes place.

BUSINESS OF THE COMPANY

Principal Products of the Company: the Montana Prospect Drilling
Program
-----------------------------------------------------------------
--------

       * The Montana Prospect Drilling Program *

       The Company's principal product is oil and gas.  As of the date hereof,
the Company has invested in only project, the Program, which has drilled and
completed two wells: the Montana Berger Well #1 and the Montana
Berger Well
#2.   The Prospect is in the northeastern Powder River Basin in
T. 53 N, R. 67
W,  Section 17-18 and is part of an oil field known as the Sidner
Draw Field.
The Program was formed for the purpose of engaging in the acquisition of 320 acres of oil and gas lease located in Crook County, Wyoming, and the drilling of a well or wells thereon; completing such well(s); and, if warranted, operating the same and distributing the revenues to the participants in the
Program, as defined below.

      * Working Interest *

     In August/September 1997, the Company  purchased its 21.25%
working
interest in the Program.   The Company's initial investment in
the Program
included the purchase of the leases and its estimated costs and expenses for completion of the first well in the Program known as the Montana Berger Well
#1. Additional participants purchased 53.75% of the Program to equal 75% of the Program. The working interest participants, including the Company, who own an aggregate of 75% of the Program were responsible for 100% of the total land acquisition and drilling costs of the project up through the drilling of the first well, the Montana Berger Well #1; the Carried Working Interest
Owners, which include the Sponsor (Triple B Energy - 9.375%), the geologist
(Twiford International, Inc. - 6.250%), the operator of the well(s) (L& J
Operating, Inc.- 3.125%), and Mr. Robert Haigh (who negotiated the lease acquisition - 6.25%), have an aggregate 25% Carried Working Interest (the
Working Interest Participants and the Carried Working Interest Participants are hereinafter sometimes collectively referred to as the "Participants"). The
Carried Working Interest Participants did not bear lease acquisition costs, which include 25 separate leases on the Prospect, or drilling costs of the first well, the Montana Berger Well #1. All of the Participants, however, paid their proportionate share of completion costs once casing point was set on the first well; each Participant will pay its percentage share of all drilling and completion on any subsequent well they elect to participate in.
Each Participant has first right of refusal on participation in each well the
Program elects to drill, with a 300% penalty on revenues to be received by a non-participating party on any well such party chooses not to participate in.
(Participating parties would receive three times the return of their investment before a non-participating party is entitled to revenues on a well such party has not participated in.)

      * Landowner Royalties *

     The leases on the Prospect are three year leases from private landowners
(a total of 25 separate leases) at an aggregate cost to the Program of
$40,000. Each lease becomes perpetual when and if a well is completed on the lease and during the life of the well. The Prospect is presently burdened by landowners' royalties which vary from landowner to landowner. The acreage on which the Montana Berger Well #1 was drilled is burdened by a landowners' royalty of 16%, giving the Program a net interest of 84%. The Montana Berger
Well #2 involves 15 separate landowners with varying royalties which equal
18.36%, leaving the Program a net interest of 81.64%. (The foregoing landowners' royalties are hereinafter generally referred to as the
"Landowners' Royalty".)The Participants are entitled to 100% of the revenues after paying the landowners. Net revenues means the percentage of oil and gas left to the Working Interest Participants after Landowners' Royalty and any additional overriding royalties have been deducted from the total oil or gas produced (approximately 17.85% to the Company on the Montana Berger Well #1 and 17.35% to the Company on the Montana Berger Well #2).

     * Operating Agreement *

     The Company is a party to an operating agreement (the
"Operating
Agreement"), as is each Working Interest Participant. The Company appointed the L & J Operating, Inc. (the "Operator") as the operator of the Prospect in all matters related to the drilling and completion of any well(s)drilled thereon, and in the subsequent sale and delivery of oil and gas therefrom, if any, into the marketplace. Each time the Company elects to participate in the drilling and completion of a well, it is given an itemized "Approval for
Expenditures", which outlines the itemized costs of drilling and completion as well as other costs anticipated to be expended on the proposed well.

     * Assignment of Lease *

     Subsequent to the execution of the Operating Agreement, all of the
subject leases comprising the Prospect, consisting of 25 separate leases,
were held in the record name of Robert S. and Marjorie Fern
Haigh.  The
subject oil and gas leases were then assigned to the Company (in its
proportionate interest equal to 21.25%) on November 6, 1997 by the Haighs.
Mr. Haigh was the negotiator on behalf of the Program with the landowners and
each of the 25 leases was originally assigned to him prior to and during the
sale of the working interest in the Program.  The leases were then assigned to
the Participants in the Program subsequent to the execution of the Operating
Agreement between L & J Operating and the various Participants in the Program,
and recorded with the Crook County Recorder, Connie D. Tschetter, on Nov. 6,
1997, Book 356, page 116.    The twenty-five leases which are the
subject of
the Operating Agreement are three year leases with varying lease dates beginning as early as August 20, 1996. Nine of these leases are dated August
20, 1996, and will therefore expire, unless renewed, on August
20, 1999.
However, if a well is successfully drilled and completed on any lease, the lease becomes perpetual for the life of the well. The Program must complete its proposed drilling by as early as August 20, 1999 and as late as June 20,
2000, or renew those leases on undrilled acreage. The Company receives 21.25% of the net revenues after payment of the landowner's royalty .

     * The Producing Wells on the Prospect: Montana Berger Wells
#1 and #2 *

      The Montana Berger Well #1 is located in Township 53 North,
Range 67
West, 6th P.M. Section 17: SW/4SW/4 on 40 acres. Total acquisition, drilling and completion costs up through the completion of the Montana Berger Well #1, were $285,725. The Working Interest Participants who own an aggregate of 75% of the Program were responsible for all costs of land acquisition and drilling at approximately $190,825; all of the Participants, however, paid their proportionate share of completion costs once casing point was set equal to
$94,000 and will participate in any additional wells in accordance with their working interest. The Company's initial payment of $74,233.66 to the Program included the Company's purchase of the leases and drilling costs (on a basis of 1/3 for 1/4), estimated at $54,067, and the Company's share of completion costs estimated at $20,166. L & J Operating Company, the Operator of the
Program, began drilling of the Montana Berger Well #1 on September 9, 1997 and oil began flowing in early October. The well, during its first few months, flowed at a rate of approximately 130 barrels per day or 4,000 barrels per month; during the Company's year ended December 31, 1998 the Montana Berger
Well #1 produced an average of approximately 100 barrels of oil per day. The gravity of the oil produced from this well is approximately 21.1 and it is considered sour asphalt base crude.

      The Montana Berger Well #2 is located in Township 53 North
67 West,
Crook County Wyoming, Section 17, SW NE SW.  In late March, 1998, the Company
paid an additional $62,000 to the Program, its estimated share of the drilling
and completion costs on the Montana Berger Well #2, the second well to be
drilled by the Program.  Total drilling and completion costs for the Montana
Berger Well #2 were estimated at $163,000 for drilling and
$129,000 for
completion, of which the Company paid 21.25% or $62,000.   L & J
Operating
Company began the drilling of the Montana Berger Well #2 on March
28, 1998 and
a completion rig was moved onto the property on April 6, 1998.
Some
additional completion costs were incurred on the second well which required
the payment of an additional $7,800 to the Program by the
Company. The average
production on the Montana Berger Well #2 is approximately 90 barrels per day
at December 31, 1998.   The average gravity of the production
from the Montana
Berger Well #2 is 21.78 and is considered sour asphalt base crude.

      The Company has received approximately $99,000 in gross revenues from production from the Montana Berger wells (net of landowner royalties) since production began on the wells (October 1997 for the Montana Berger #1 and
April 1998 on the Montana Berger #2). Well operating expenses (taxes, administration and well expenses) equaled approximately $ 34,875 not including cost depletion during that same period.

     *Well Completion *

      Both of the currently producing wells on the Prospect, the Montana
Berger Well #1 and #2 and the next proposed well to be drilled on the
Prospect, were or will be completed by the Operator in the same fashion, without the necessity of using a heavy mud system by setting casing prior to reaching the Minnelusa formation. A cased whole log is run before the hole is drilled into the Upper "B" sand and this sand is not penetrated more than a few feet. Installation of a secondary water flood is not necessary because the Upper "B" sand in the producing wells is being pressurized due to the adjacent water flood at the Deadman Creek Field. (For a more detailed description of the Minnelusa formation, see "ITEM 2. PROPERTIES, LOCATION AND
DESCRIPTION OF PROPERTIES/OIL PRODUCING ACTIVITIES, Description of Fields,
Location and Geology of Sidner Draw Field."

Distribution Method of the Company's Product
--------------------------------------------

     The Company is dependent on the Operator to market any oil production from the Montana Berger Wells #1 and #2 and any subsequent production which may be received from other wells which may be successfully drilled on the
Prospect. The Company must rely on the Operator's ability and expertise in the industry to successfully market the same. Prices at which the Operator sells gas/oil both in intrastate and interstate commerce, will be subject to the availability of pipe lines, demand and other factors beyond the control of the Operator. The Operator believes any oil produced can be readily sold to a number of local buyers. To date, all of the Company's oil production has been sold to Eighty Eight Oil Company of Casper, Wyoming. There are other local companies, however, which are also willing to purchase the Program's crude oil. No assurance can be given, however, that the current price of oil, which has decreased dramatically since the Company started realizing revenues from operations from $16.49 per barrel @ 40 gravity to approximately $6.28 per barrel @ 40 gravity as of December 31, 1998, will increase and stabilize. The
Operator, however, is in the position to negotiate contracts with buyers to purchase production for a definitive period of time; such purchase contracts often include bonuses. The last contract was a 12 month contract; the current one with Eighty-Eight Oil Company is for six months. (See "Competitive
Position in the Industry", below.)

Competitive Position in the Industry
------------------------------------

      There are a large number of companies and individuals
engaged in the
exploration for and development of oil and gas properties.
Competition is
intense for the acquisition of oil and gas leases suitable for exploration,
the purchase or sale of producing properties and the raising of capital.
Capital available for the investment in the oil and gas industry has declined
significantly as a result of decreases in oil prices and changes in federal
tax laws and adverse economic conditions generally affecting the oil and gas
industry.  The Company is a small, inexperienced company and must compete with
much larger companies which are better capitalized, have
considerably more
experience in the oil and gas industry, are better able to fund drilling
enterprises than the Company is, and are better able to withstand the negative
impact of the low price of oil in the market. The Company's only competitive
factor is its low production costs (because it is a "flow" well which does not
require pumping.) This lower production cost may be off-set by the fact that
the same water pressure which pressurizes the well, may also be the cause of
the slow but gradual increase of water in the Company's
production,  from
almost zero when each of the wells began flowing, to
approximately 12% as of
the date hereof.   At present date, however, production costs are
such that it
is still cost effective to flow the wells.  This gives the
Program a slight
advantage because many marginal wells in Wyoming have been
shut-in in recent
months (an estimated 1,200 wells) due to plummeting oil prices, and the demand
for the sour asphalt base crude such as produced by the Montana
Berger Wells
#1 and #2 has risen.  As a result of this increased demand the
Operator has
been able to negotiate a better contract with Eighty Eight Oil
Company with a
higher bonus per barrel.   Currently the Operator has a six month
contract in
effect with Eighty Eight Oil Company, which has agreed to purchase all production from the Program for the term of the contract. Eighty Eight Oil
Company has agreed to pay an approximate $3.50 per barrel bonus over and above the posted price of oil per barrel in the market at the time of sale. The beginning date of the contract was January 1, 1999. Although, the Operator's former contract with Eighty Eight Oil Company also included a bonus per barrel, the new contract is paying a bonus which is approximately $1.00 -
$2.50 bonus per barrel more than the former contract.

Sources and Availability of Equipment/Raw Materials
---------------------------------------------------

     In the past, increased drilling activities from time to time have created
certain shortages of equipment necessary in the drilling and or completion of
wells.  Due to shortage of such equipment and to generally
inflationary
trends, and the age and condition of much of the existing
equipment, prices at
which equipment is available have escalated.   Although the
Company has
suffered no problems to date as to equipment shortages, it has incurred certain expenses due to its investment in older equipment, as part of its working interest obligations. There is always the possibility that current equipment in use due to age and/or lack of proper maintenance could fail to perform properly. This would force expensive repairs and/or costly delays to the working interest participants, one of which will be the Company, or the purchase of additional new or used equipment which could be delayed if shortages of equipment exist. In addition, there is no guarantee that the necessary equipment will be available when and if the Program begins developing other leases on the Prospect.

Dependence on a Few Major Customers
-----------------------------------

   The Company is not dependent on a few major customers but rather is dependent upon the Operator's ability to market crude oil to prospective purchasers. There are a number of prospective purchasers in the State of
Wyoming for the Company's crude oil. All of the production to date from the
Program's two wells has been purchased by Eighty Eight Oil Company under various contracts. Currently the Operator has a six month contract in effect with Eighty Eight Oil Company, which has agreed to purchase all production from the Prospect paying an approximate $3.50 per barrel bonus over and above the posted price of oil per barrel in the market at the time of sale. The beginning date of the contract was January 1, 1999. However, if at the end of six months the Operator is unable to negotiate a new contract with Eighty
Eight Oil Company, there are numerous other available purchasers.

Effect of Existing/Probable Government Regulations on the
Company's Business
-----------------------------------------------------------------
----------

     The areas of oil and gas exploration have become highly regulated by state and federal governmental agencies. Although the Operator is experienced in the area of oil and gas operations and has not encountered any unknown, unanticipated or additional expenses or problems due to government regulations, there is no guarantee that new rules and regulations may not be adopted either at a state or federal level which would adversely affect the
Company's oil and gas operations. Recent changes in Wyoming statutes affecting taxes on oil and gas have had certain effects on taxation of the
Company's oil revenues. During late 1997, the State of Wyoming eliminated its
2% severance tax rate on wells which were designated as "wild cat" wells
(first productive well in an area). Although newly discovered crude continues to receive a tax break of 2%, such rate is applicable to the first 60 barrels of production per day only, which increases to 6% on any production over 60 barrels on a daily basis. Such tax break is only for the first two years of production. This change has resulted in increased taxation for the Company on production from oil and less profitability from operations. Unless regulations change, in October of 1999, the Company will no longer be eligible to utilize the 2% tax break on its first 60 barrels per day produced from the
Montana Berger #1 and will be subject to a full 6% tax on that well.

     The State of Wyoming House of Representatives gave preliminary approval to oil tax breaks in early February of 1999, which would reduce the State's severance tax rate to 4% if the price of oil is between $11 and $16 per barrel and 2% if it is less than $11 per barrel. The severance tax would also rise to 8% if the price per barrel of oil in the market exceeded $16. On February
25, 1999, the Wyoming State Senate adopted an amended version of the proposed tax breaks. The bill reduces the severance tax from 6% to 4% for 1999 and 2000 for as long as oil stays below $20 per barrel. The bill must go back to the
State of Wyoming House of Representatives for final approval of changes.
Although such legislation will certainly help offset the negative impact of the low oil prices on the Company, the bill is not yet law.

Costs and Effects of Compliance with Environmental Laws
-------------------------------------------------------

     In the conduct of its drilling operations, the Operator may encounter natural hazards, such as unusual or unexpected rock formations or pressures, or other conditions not anticipated which could result in substantial cost overruns or the inability of the Operator to drill and complete the well which otherwise might be productive. The insurance against these hazards that the
Operator may carry may be insufficient to offset all such contingencies. The
Prospect may also be subject to liabilities for pollution or other damages, both environmental or otherwise, against which it cannot insure or the
Operator chooses not to insure, due to premium costs or other reasons.
Accordingly, it is possible that the Company could incur substantial liabilities to third parties including liabilities for environmental clean-up which could reduce funds available for exploration and development or reduce revenues to the Company. Because the land leases involve private property, the
Operator is subject to rules and regulations of the Wyoming Oil and Gas
Conservation Commission.

      The Company's current involvement with a drilling program which is being drilled in the Minnelusa area, has specific difficulties associated with water driven wells which involve potential water removal from the wells. Although the Operator of the wells has experience in Minnelusa wells and operates the same in a manner which minimizes the risks inherent in such a well, it likely that the significant increase of water in production which the wells have experienced over the past few months will continue. There are strict laws regarding disposal of water from oil wells if the water has salinity above a certain percentage. These laws, which are enforced by the State of Wyoming
Department of Water Quality, can be expensive to comply with. All of the water from the Company's Montana Berger Wells #1 and #2 has excess salinity and must be disposed of in a certain location and manner. It is, and will continue to be, costly to dispose of the water and one or both wells could be shut-in if the water production increases to the point where it is no longer cost-effective to flow the wells and dispose of the water. As of December 31,
1998, both wells were showing increased percentages of water equaling approximately 12.5%. The Company's costs have risen along with the increase because it is now faced with its portion of water removal and disposal costs.
The Company is dependent on the Operator for the proper removal and disposal of water, compliance with applicable laws and regulations, and for the proper shutting in of one or both of the wells should production become uneconomical.

Status of Publicly Announced New Products
-----------------------------------------

     The Company has made no public announcements on any new products or services nor does it have any new products or services.

Patents/Trademarks/Licenses/Concessions/Franchises/Labor
Contracts/Royalties.
-----------------------------------------------------------------
------------

     The Company has no patents, trademarks or trade names nor does it anticipate applying for the same. The Company does not have any licenses, concessions, franchises, or labor contracts. The Company does not have any royalty contracts other than those discussed under "BUSINESS OF THE COMPANY,
Principal Products of the Company, the Program, *Landowner
Royalties*."

Research and Development
------------------------

     Other than the development of the various wells on the Prospect, the
Company is conducting no research and development nor has it since its inception. The Company's participation in the development of oil wells in the
Sidner Draw Field is further discussed elsewhere in this "Business" section and under "ITEM 2, PROPERTIES."

Number of Employees
-------------------

     The Company has no employees as of the date hereof other
than one of its
officers.   The Company compensates its Secretary/Treasurer for
services
rendered in those capacities and for various services performed for the
Company as a consultant, at a rate of $1,000 per month. (See
"Executive
Compensation".)

ITEM 2. DESCRIPTION OF PROPERTIES.

LOCATION AND DESCRIPTION OF PROPERTIES/OIL PRODUCING ACTIVITIES

     The Company owns a 21.25% working interest in a drilling program on the
320 acre Prospect, located on an oil field known as the Sidner
Draw Field.

Description of Fields   the Sidner Draw Field
---------------------------------------------

    * Location and Geology of the Sidner Draw Field *

     In contemplating its initial investment in the Program, the Company reviewed information contained in a geology report by Twiford International
Inc.  The Prospect, located in the Sidner Draw Field in  Township
53 North,
Range 67  West, 6th P.M. of Section 17: W/2W/2, SE/4NW/4,
NE/4SW/4 and Section
18: E/2NE/4 (2-40 acre parcels are in the NE part of Section 18 and 6-40 acre parcels are in Section 17), Crook County, Wyoming, is comprised of 320 acres located on two adjacent southwest plunging anticlinal paleogeomorphic features. The productive formation is the Minnelusa Upper "B" sand and is the primary target of this Prospect area. The sand on the Montana Berger Well #1 was anticipated and subsequently encountered at depth of 6100 feet at the well location. The same Minnelusa Upper "B" sand which is common to the Prospect will be encountered on any wells drilled. This particular sand was charged with a bottom hole pressure approximately 800 lbs. above normal, or about 3200 pounds. The excessive pressure is believed to be caused from water loss in the adjacent Deadman Creek Field which is undergoing a water flood in the lower "B" Minnelusa sand. The field is currently named the Sidner Draw Field.

     The Minnelusa Upper "B" Sand is an eolian dunal complex which pinches out in an easterly or up-dig direction. This pinch-out is due in part to erosion or non-deposition of the Upper "B" sand. The impermeable Opeche shale is the up-dig trapping mechanism for oil in the Upper "B" sand while the underlying
Middle "B" dolomite provides the bottom seal for the Upper "B" sand. The lateral trapping mechanism may be a pinch out of the sand itself which will become dolomitic approaching the barrier. This could be a subsystem boundary trap for the Upper "B" sand thus allowing a large accumulation of oil.

      * Analogy to Sidner Draw Field - the Edsel Field *

     The Prospect area which is located on the Sidner Draw Field is adjacent to sections of similar geology such as the Edsel Field which is located in sections 25,26, 27, 24, 36 of T.54N, R.68W, Crook County, Wyoming, and contains wells which produce oil from Minnesula Upper "B" sand. According to the Wyoming Oil and Gas Commission, as of May, 1996, the field had produced 4,849,196 barrels of oil. Average porosity in the Edsel Field is
19.6% with net pay averaging 21.5 feet. The average water saturation is 47%.
The original oil in place was estimated at 6.25 million barrels and was expected to produce 12.4% of this figure on a primary production increasing to or 2.49 million barrels under a polymer augmented water flood. Since the report to the Wyoming Oil and Gas Commission (1996- 4,849,196 barrels), there have been six additional producing wells drilled in the field. Stratigraphically, the Edsel Field is similar to the Prospect. This comparison is based, in part, on values taken from the Wyoming Geological
Association Guidebook 1984.

Drilling Activity
-----------------

     * Exploration, Site Testing and Conclusions *

     Five test holes were previously drilled by other programs on the
Prospect. Of the five test holes, four were dry holes and one is currently a shut-in well. The shut-in well is on the southern feature and was drilled by
EMC Energies, Inc. in the SW SW of Section 17 and had an initial production of
700 barrels of oil per day, flowing. Such well was shut-in due to too much water. Subsequent to the Company's involvement in the Program, the Montana
Berger Well #1 was drilled and completed about 800 feet northeast of the initial shut-in well, in NE SW SW of Section 17 and the Montana Berger Well #2 was drilled approximately 650 feet from the Montana Berger Well #1 in SW NE SW of Section 17 (See "The Producing Wells on the Prospect: Montana Berger Well
#1 and #2" under "BUSINESS").

     The four dry holes drilled on the Prospect had varying results. Common to each of the test sites however was the presence of water in sufficient quantities to prevent the recovery of any material amount of oil in an economic fashion. The hole drilled in SE NE of section 18, appears to be on the down dip edge of an oil accumulation, while the well drilled in the SW SW of section 17 penetrated oil in a pool as evidenced from the production from the well (shut-in because of too much water.) The hole drilled in the NE NE of section 18 penetrated a tight Upper "B" and is therefore a barrier hole.
The hole drilled in the SE NW of section 17 penetrated a thin tight section of

Upper "B" interval which is on the up-dip edge of the dunal complex. The hole drilled in the SE SW of section 17 penetrated a Minnelusa section that is dolomitic with the Upper "B" zone completely absent. This hole penetrated the southern lateral barrier of the Prospect area.

     A dunal complex is present in this area with the necessary parameters present to form an accumulation of oil, i.e. sand with good oil shows as well as production down dip, sand gone and/or tight up-dig and laterally. The first producing well on the Prospect, the Montana Berger Well #1, was drilled in the NE SW SW of Section 17 and was high structurally to the original well on the SW SW of section 17 (the shut in well).

    Exploration and test drilling have resulted in an estimated productive area of 130 acres with an estimated average thickness of productive pay in feet of 25 and an estimated porosity of 23.9%. The conclusion of an initial report on the Prospect performed by Twiford International, Inc., indicated that on the estimated 130 productive acreage, there were potentially 5,739,072 barrels of oil in place with estimated primary recovery under normal conditions of 12.4%. A waterflood could increase that recovery. The high pressure of the Upper "B" sand may be a waterflood in itself precluding the necessity of the installation. Gravity of the oil is approximately 20 degrees.

      * Drilling Activity *

     The following table sets forth the results of drilling activity by the
Company, net to its interest, since its inception in 1996.

                            Year Ended December 31,
                             1998           1997
                            ______________________
Development Wells Gross:
      Productive              2              1
      Dry Holes               0              0
           Total              2              1
Development Wells Net:
      Productive              0.425          0.2125
      Dry Holes               0              0
Exploratory Wells             0              0

Production
----------

       The following table summarizes net volumes of oil produced and sold, and the average prices received for such sales from all properties in which the Company held an interest since its inception in 1996.

                                       Year Ended December 31,
                                    1996(5)        1997
1998

___________________________________________

Average Sales Price ($/Bbl)(1)     0          $   13.15       $
  6.85

Production Data No. of Barrels(2)  0           1,531.19
11,390.71

Lifting Costs per barrel(3)        0          $    2.31       $
  1.37

Taxes per barrel (4)               0          $    1.46       $
  1.31
_________________________________________________________________
____________

(1) Based on the average price throughout the year;

(2)  Company's share of production of 8,578 bbls. total in 1997;
and 41,145
bbls (Montana Berger #1) and 23,324 bbls. (Montana Berger #2)in
1998;

(3) Lifting costs includes monthly recurring costs of producing and marketing oil and gas, including costs incurred for labor, fuel, repairs, hauling, materials, supplies, utilities, and other costs incident thereto, insurance and casualty loss expense, and compensation to well operators for other services rendered in conducting such operations.

(4) Average taxes per barrel paid by the Company which include production taxes, severance taxes and ad valorem taxes.

(5) The Company had no interest in any oil properties during its calendar year ended December 31, 1996.

Productive Wells and Acreage
----------------------------

    As of the date hereof, the Company owns a 21.25% working interest net of landowners' royalty in two net productive wells each on 40 acres.
Both wells
were producing as of the last  year end, December 31, 1998.

    The following table sets forth information regarding the number of productive wells in which the Company has a working interest as of the current date. Productive wells are either producing wells or wells capable of production although currently shut-in. One or more completions in the same bore hole are counted as one well.

            Gross Productive Wells        Net Productive  Wells
            Total No. of Wells in which   Sum of Total Amount of
Type        Working Interest is Owned     Working Interest in
Gross Wells
----------  ----------------------------
--------------------------------
Oil                       2                         .425

     The following table sets forth the approximate developed and undeveloped acreage in which the Company held a leasehold, mineral or other interest as of the current date. Undeveloped acreage includes leased acres on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of gas of oil, regardless of whether or not such acreage contains proved reserves. A gross acre is an acre in which interest is owned. A net acre is deemed to exist when the sum of fractional ownership interests in gross acres equals one. The number of net acres is the sum of fractional interests owned in gross acres expressed in whole numbers and fractions thereof.

            Developed    Developed    Undeveloped   Undeveloped
Location    Gross        Net          Gross         Net
--------    ---------    ---------    -----------   -----------
Wyoming       80            17           240           51

Reserves
---------

      *Reserve Estimates *

     Although the Company has had reports prepared for it on estimated oil reserves, no estimate of total proved net oil reserves of the Company has been filed with or included in reports to any federal authority or agency.

     There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting rates of production and future net cash flows. The quantities of oil that are ultimately recovered, production and operating costs, the amount and timing of future development expenditures, and future oil sales prices may all differ from those assumed in these estimates.
Reserve assessment is a subjective process of estimating recovery from underground accumulations of oil that cannot be measured precisely, and estimates of other persons might differ from those of the Company.
Accordingly, reserve estimates are often different from the quantities of oil that are ultimately recovered. A market value determination would take into account, among other things, the recovery of reserves not presently classified as proved, anticipated future changes in prices and costs and a discount factor more representative of the time value of money and the risks inherent in reserve estimates. The information included in this section should be read in conjunction with the Company's Financial Statements, including the Notes thereto.

     The Company's estimated proved oil reserves as of the date hereof are as follows:

Proved Developed               67,695 barrels
Proved Undeveloped                  0 barrels

       *Reserve Report on the Prospect*

        The Working Interest Participants in the Program engaged
a petroleum
engineer, Tony C. Stone, dba Jadasat Enterprises,  to complete a report on
the probable oil reserves on the Prospect.  The report was
completed as a
supplement to the Twiford International, Inc. Prospect Study (see
DESCRIPTION
OF FIELDS   THE SIDNER DRAW FIELD, Geology), and was based on the
information
obtained from the shut-in well on the Prospect and from the
producing well,
the Montana Berger Well #1 (the Montana Berger Well #2 was not
completed at
the date of the report).  Th report concluded that recoverable reserves on the
Prospect less production at the date of the report is estimated at 1,508,400
barrels.  Mr. Stone's conclusions were partially based on the
Twiford
International Report isopatch and structure maps and the
completion and
restricted production procedure used by the Operator on the
Montana Berger
Well #1.   Mr. Stone indicated in his report that the Upper "B"
productive
interval in the Sidner Draw Field,  which was discovered with the currently
shut in well, is confirmed by the Montana Berger Well #1.  The confirmation
well has produced approximately 14,000+ barrels as of January 31,
1998, water
free, and is currently flowing at 130 BOPD with 900 psi surface pressure on
6/64" choke.  It is produced on a restricted flow to limit
wellborn draw down
to 100 psi maximum to avoid water "coming" or the fracturing of the semi-
unconsolidated sands coming through naturally fractured dolomite separating
sands.   Because of oil price volatility at the time of the
report, no
economic analysis was performed by Mr. Stone. Mr. Stone also indicated that one or more delineation wells were required to totally validate the prospect structure. Since Mr. Stone's report, the Company has not engaged for its own account, nor has it engaged in conjunction with the other Participants, a petroleum engineer to complete any additional reports on the Prospect. All information contained Mr. Stone's report was as of January 1998.

Delivery Commitments
---------------------

      Subsequent to the Company's year ended December 31, 1998, the Operator entered into a six month contract with Eighty Eight Oil Company of Casper,
Wyoming. Eighty Eight Oil Company has agreed to purchase all production from the Montana Berger Wells #1 and #2 during that period. (See "BUSINESS,
Distribution Methods of the Company's Products" and "Competitive Position in the Industry".) Under the purchase agreement, the Operator is not obligated to provide a fixed and determinable quantity of oil.

Present Activities
------------------

       The Company currently has no activities except sale of production on its two producing wells. The Company had intended to participate in the drilling of a third development well on the Prospect in October of 1998;
however, due to the extremely low price of oil in the market, the Program elected not to spud a new well. The Company may be faced with making a decision as to whether or not to participate in a third well in mid to late spring of 1999 although such decision will likely be postponed by the Program because of the record low oil prices. The Company is currently seeking other types of investment opportunities not related to the oil and gas industry.
(See "DESCRIPTION OF BUSINESS, BUSINESS DEVELOPMENT".)

INVESTMENT POLICIES

     The Company has no investment in any real estate interests or real estate other than its working interest in the Prospect. It has no investment in any real estate mortgages, or securities or interests in persons primarily engaged in real estate activities, nor, as of the date, hereof does the
Company intend to invest in any of the foregoing. The Company will, however, consider investing in other oil and gas leases, when and if management deems it in the Company's best interests to do so. It may also invest in production interest or other leases. In addition, the Company may elect to invest in other oil and gas related enterprises, which could consist of acquiring companies which have business purposes or interests related to oil and gas, and purchasing additional interest if available in the Program or other drilling programs. As of the date hereof, however, management has postponed making any decisions as to future investment in the oil and gas industry due to the extremely low price of oil in the market, which does not appear to be recovering significantly, and is investigating other types of business opportunities.


OFFICES

     The Company rents office space in Salt Lake City, Utah, on a month to month basis at a monthly rate of $260 per month including telephone. The office is sufficient to conduct the day to day operations of its business.
There is no written lease in effect.

ITEM 3. LEGAL PROCEEDINGS.

     The Company is not a party to any pending legal proceedings and, to the best of its knowledge, no such action by or against the Company has been threatened. None of the Company's officers, directors, or beneficial owners of 5% or more of the Company's outstanding securities is a party to proceedings adverse to the Company nor do any of the foregoing individuals have a material interest adverse to the Company.

ITEM 4.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     During the year ended December 31, 1998, no matter was submitted to a vote of security holders.

                             PART II

Item 5.     MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
STOCKHOLDER
            MATTERS.

MARKET INFORMATION

     Although the Company received its symbol for listing on the OTC Bulletin
Board of the National Association of Securities Dealers, Inc.
(the "NASD")on
December 11, 1998, namely "SWWV", no trading activity had commenced as of
December 31, 1998, the date of the financial statements included in this
Report. Since December 31, 1998, an extremely limited market has commenced.
The high and low bids for the two months ended January and February, 1999 were
$0.13 and $0.10, respectively. Such over-the-market quotations reflect inter-dealer prices, without retail markup, mark-down or commission, and may not necessarily represent actual transactions. However, because of the extremely limited trading activity, the Company believes that there is not, as of this date, an "established" trading market.

DIVIDEND POLICY

     No dividends have been paid by the Company since its inception. The payment by the Company of dividends, if any, in the future, rests within the discretion of its Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and its financial condition, as well as other relevant factors. The Company has not paid or declared any dividends to date due to its present financial status. The Company does not anticipate paying dividends on its common stock in the foreseeable future but plans to retain earnings, if any, for the operation and expansion of its business. There are no restrictions that limit the ability to pay dividends on common equity or that are likely to limit the same in the near future.

HOLDERS

     There are 44 shareholders of record of the Company's common stock as of
December 31, 1998.


RECENT SALES OF UNREGISTERED SECURITIES

      There have been no recent sales of unregistered securities other than those previously reported on in the Company's Registration Statement on Form
10-SB filed on July 14, 1998 and amended on September 28, 1998, and in the
Company's Quarterly Report on Form 10QSB for its quarter ended
September 30,
1998.  (See "Item 13. EXHIBITS AND REPORTS ON FORM 8-K".)

ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND
          RESULTS OF OPERATIONS

     The following discussion provides information which management believes is relevant to an assessment and understanding of the Company's plan of operation. The discussion should be read in conjunction with the consolidated financial statements and notes thereto.

RESULTS OF OPERATIONS

     The Company has received revenues from operations since
October of 1997
when it received its first revenues from oil production from the Montana
Berger Well #1. A second well, the Montana Berger Well #2 began production in
April of 1998.

      YEARS ENDED DECEMBER 31, 1998 AND 1997: The Company had net income of
$3,381 for the year ended December 31, 1998, as compared to a net loss of
$31,153 for 1997. The Company had revenues from oil production in 1998 of
$76,903 compared to revenues of $22,007 in 1997. The change from net loss to net income from 1997 to 1998 is attributable to an increase in oil production revenues. Although the Company saw a total overall increase in expenses from
1997 to 1998 of $20,057, the increase in oil production revenues was over
$54,000. The increase in production is due to the fact that the Company realized revenues from production for only a little over two months in 1997 as opposed to a full year in 1998.

      General administrative expenses increased from $13,478 in 1997 to
$21,367 in 1998. This increase was due to the commencement of the payment of compensation to an officer of the Company of $1,000 per month beginning in
February of 1998, for various services rendered on behalf of the Company in connection with her duties as Secretary/Treasurer, in-house accounting, initial drafting of various documentation including the Company's offering memorandum, dated March 16, 1998, its Registration Statement on Form 10-SB, and amendments thereto, and other required disclosure documentation. (See
"Item 10. EXECUTIVE COMPENSATION".)

      The Company changed legal counsel during 1998 and significantly reduced its legal fees from $30,340 in 1997 to $6,389 in 1998. Depreciation expenses rose from $228 in 1997 to $742 in 1998 and cost depletion on the Company's wells rose from $1,705 in 1997 to $17,558 in 1998. The Company recognizes cost depletion based upon the production from its wells as compared to total estimated reserve quantities of the wells and therefore cost depletion levels are a function of production quantities.

      The Company funded mineral property investments in 1998 by selling
shares of its common stock to public investors for cash in the amount $48,910.
In addition,  the Company received cash advances from an officer and director
in the amount of $11,200, which was repaid out of production revenues; $2,311
was repaid in 1998 and the balance was repaid in January of 1999.
An
additional $9,764 of the costs of mineral property investment came from
production revenues.   In 1997, the Company funded its initial
mineral
property investment of $74,325 from proceeds of an offering in which 1,000,000 shares were purchased by investors for gross proceeds to the Company of
$100,000. It also received a cash advance from an officer and director of
$9,000 which was converted into 90,000 shares of common stock in January of
1998.  The foregoing 90,000 shares are "restricted".

     When comparing the Company's fourth quarter in the years ended 1997 and
1998, the Company attributes the increased income in the fourth quarter of
1998 to the fact that the Company received production revenues from two wells in the fourth quarter of 1998 compared to production revenues from only one well in the comparable quarter of 1997. However, although production almost doubled in the fourth quarter of 1998 compared to the fourth quarter of 1997, the Company's revenues from production did not. This is due to the fact that oil prices in the market in the fourth quarter of 1998 were significantly lower. The Company received an average of $13.50 per barrel of oil in the fourth quarter of 1997 compared with an average of $5.18 per barrel during that same quarter in 1998. Expenses associated with production activities increased for the Company in the fourth quarter of 1998 due to increases in well operation expenses as a result increased production and increased relative percentage of equipment maintenance and repair expenses.

         YEARS ENDED DECEMBER 31, 1997 AND DECEMBER 31, 1996.
The Company
had a net loss of $14,728 as of December 31, 1996, which increased to $31,153 in 1997. The increase in net loss was due to an increase in the Company's legal expenses. The Company did not receive any revenues from operations in
1996, as opposed to its year ended 1997 when it received revenues from oil production of $22,700. In connection with its initial revenues from operations in 1997, which began in mid-October, the Company also incurred related production expenses and taxes totaling $7,409. The Company had no production expenses or production taxes in 1996. General and administrative costs in 1997 were $13,478 as opposed to $14,728 in 1996, which makes 1996 expenses proportionately higher because the Company's year ended 1996 was not a full year (the Company's inception being May 7, 1996), and is mainly attributable to costs related to start-up. Legal expenses in 1997 were
$30,340 as opposed to -0- in 1996 and were incurred in connection with the drafting of the Company's first offering memorandum.

      The Company funded its losses in 1996 through the issuance of shares of common stock for cash contributions which equaled $14,728. In 1997, the
Company conducted an offering of 1,000,000 shares of its common stock to the public and received gross proceeds of $100,000, and net proceeds of $82,400,
$74,345 of which went to the Company's initial investment in mineral property
(the Prospect).

LIQUIDITY AND CAPITAL RESOURCES.

     The Company has had revenues from operations in each of the last two years. The Company's cash requirements consist of its office expenditures, legal and accounting fees to comply with securities registration filing requirements, oil production taxes and expenses, and certain consulting fees.
The Company relies on revenues from operations to cover its cash requirements.
During the last year revenues were sufficient to meet the Company's cash requirements to fund day to day operations as well as a portion of mineral property investments. The Company also relied on sales of its common stock and advances from an officer and director to fund the balance of its mineral property investments. The Company anticipates that it will have sufficient revenues in 1999 to fund its operations, provided it continues to receive revenues from oil production. Revenues from oil production to the Company, however, have decreased due to the significant decrease in the price per barrel of oil in the marketplace, and an increase in associated production expenses which began in the fourth quarter ended December 31, 1998. The
Company expects lower oil prices to persist throughout 1999.
However, the
Program has been receiving a larger than normal bonus per barrel for its low gravity, high asphalt crude oil due to a reduced supply of the same in the market. The higher than normal bonus will continue at least through the end of the Company's second quarter, if not longer.

     As a working interest owner in the Prospect, the Company could incur production expenses in the next year which exceed revenues if well administration expenses continue to increase and oil prices drop even further.
In addition, the Company could incur its proportionate share of additional expenses associated with equipment repair, maintenance and/or replacement as well as water disposal and road repairs in connection with the operation of the two wells. If the Company's share of these expenses is too high, the
Company may not have sufficient revenues to pay such additional expense(s).
Also, the Company's oil wells are water driven and as the water continues to encroach as expected, the operating costs will continue to increase as a percent of revenues. (See "BUSINESS, Costs and Effects of Compliance with
Environmental Laws".) The Company must rely on the Operator of the wells to make decisions as to whether or not the continued operation of the wells is economical. The well operator's decision to shut-in one or both of the wells may not occur at the same point in time as the Company would like it to occur.

     As part of its plans for growth, the Company had intended to participate in an additional well(s) on the Prospect, as well as investigate opportunities for purchasing additional interest in the Prospect, purchasing other oil and gas leases, and/or making other oil and gas investments. Such expansion would have been funded partially from revenues from operations, and from cash contributions or loans from affiliates of the Company. In addition, the
Company also considered offering for sale additional shares of the Company's common stock or some other debt or equity financings. Due to the condition of the oil market, however, the Company has placed any such plans on hold.
Management does not believe that further investment in the oil and gas industry is in the best interest of the Company until and unless the price of oil in the market increases dramatically and stabilizes. Depressed oil prices on a continued basis will adversely affect the Company's financial outlook.

YEAR 2000

     Management believes that the Company's accounting and operational systems are year 2000 compliant. Prior to the Company's filing of its last Quarterly
Report on Form 10-QSB, the Company contacted the Operator of the wells; the
Operator indicated to The Company that it expects no material year 2000 issues because none of the systems used at the wells sites in which the Company has an interest are run by computer systems. The Company is not dependent on computers other than for its internal bookkeeping which is done on a system that is Year 2000 compliant. The Company has no relationship with any third parties which are dependent on computers other than its bank.
The Company's
bank has reported that it is Year 2000 compliant.

FORWARD-LOOKING STATEMENTS

     When used in this Form 10-KSB, in filings by the Company with the
Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer of the Company, the words or phrases "would be," "will allow," "intends to," "will likely result,"
"are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

     The Company cautions readers not to place undue reliance on any forward looking statements, which speak only as of the date made, are based on certain assumptions and expectations which may or may not be valid or actually occur, and which involve various risks and uncertainties. The Company's actual results for future periods could differ materially from those anticipated or projected.

     Unless otherwise required by applicable law, the Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

ITEM 7. FINANCIAL STATEMENTS

     The following financial statements are included herewith.
The Company's
audited Financial Statements for its years ended December 31, 1998 and 1997 and from inception on May 7, 1996 through its year ended December
31,  1996.


                        SW Ventures, Inc.
                  Audited Financial Statements
             December 31, 1998 and December 31, 1997

Independent Auditor's
Report..........................................F-1

Balance Sheet at December 31, 1998 and December 31,
1997..............F-2

Statement of Operations and Accumulated Deficit for the
years ended December 31, 1997 and 1998,  and the period
from inception on May 7, 1996 though December 31,
1996................F-3

Statement of Cash Flows for the years ended December 31,
1997 and 1998 and the  period from inception on May 7,
1996 though December 31,
1996.........................................F-4

Statement of Changes in Stockholder's Equity from May 7,
1996 to December 31,
1998.............................................F-5

Notes to Financial
Statements.........................................F-6

                    Randy Simpson C.P.A. P.C.
                    11775 South Nicklaus Road
                         Sandy Utah 84092
                    Fax & Phone (801)572-3009


Independent Auditor's Report
----------------------------

The Board of Directors and Stockholders of SW Ventures, Inc.:

We have audited the accompanying balance sheets of SW Ventures, Inc. (the
Company) as of December 31, 1998 and December 31, 1997 and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1998 and 1997 and the period from May 7, 1996 (inception) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about wether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the above mentioned financial statements fairly present, in all material respects, the financial position of SW Ventures, Inc. as of
December 31, 1998 and December 31, 1997 and the results of its operations and its cash flows for the year ended December 31, 1998 and 1997, and the period from inception (May 7, 1996) through December 31, 1996, in conformity with generally accepted accounting principles.


/s/ Randy Simpson CPA

RANDY SIMPSON, CPA
A Professional Corporation

March 8, 1999
Salt Lake City, Utah
                               F-1

                        SW Ventures, Inc.
                          Balance Sheets
             December 31, 1998 and December 31, 1997

                                              December 31
December 31
                                                  1998
1997
                                              -------------
--------------
ASSETS
Current Assets:
   Cash                                       $      8,900    $
 8,424
   Accounts receivable                               3,748
 5,878
   Inventory                                           292
 1,870
                                              -------------
--------------
             Total Current Assets                   12,940
16,172
                                              -------------
--------------

Mineral Property & Equipment:
   Mineral property                                144,200
74,325
   Less cost depletion                             (19,263)
(1,705)
   Office equipment                                  4,291
 1,953
   Less accumulated depreciation                      (970)
  (228)
                                              -------------
--------------
             Net Mineral Property &
             Equipment                             128,258
74,345
                                              -------------
---------------
                 Total Assets                 $    141,198    $
 90,517
                                              =============
===============

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable                           $      4,125
12,648
   Advances from officer                             8,889
 9,000
                                              -------------
--------------
                Total Current Liabilities           13,014
21,648

Stockholders' Equity:
   Common Stock, $.001 par value; authorized
     50,000,000 shares, issued and outstanding
      3,416,066 shares on December 31, 1998
      and 3,000,000 on December 31, 1997             3,416
3,000
   Paid-in capital                                 167,268
111,750
   Accumulated deficit                             (42,500)
(45,881)
                                              -------------
--------------
               Total Stockholders' Equity          128,184
68,869
                                              -------------
--------------
              Total Liabilities &
              Stockholders' Equity            $    141,198    $
90,517
                                              =============
=============

          See accompanying notes to financial statements

                        SW Ventures, Inc.
         Statement of Operations and Accumulated Deficit
           Years Ended December 31, 1998 and 1997, and
 the period from inception (May 7, 1996) though December 31, 1996



From

Inception
                                        For the     For the
(May 7, 1996)
                                        Year Ended  Year Ended
to
                                        December 31 December 31
December 31
                                        1998        1997
1996
                                        ----------- -----------
-----------
Oil revenue                             $   76,903  $  22,007
$      -

Oil production costs & taxes                27,466      7,409
     -
General & administrative expenses           21,367     13,478
 14,728
Legal & professional fees                    6,389     30,340
     -
Depreciation expense                           742        228
     -
Cost depletion                              17,558      1,705
     -
                                        ----------- -----------
-----------
    Total expenses                          73,522     53,160
 14,728
                                        ----------- -----------
-----------
Net income (loss)                            3,381    (31,153)
(14,728)

Accumulated deficit -beginning of year     (45,881)   (14,728)
     -
                                        ----------- -----------
-----------
Accumulated deficit - end of year       $  (42,500) $ (45,881)
$ (14,728)
                                        =========== ===========
===========
Net income (loss)per common share       $     .001  $  (0.021)
$  (0.009)
                                        =========== ===========
===========
Weighted average shares outstanding      3,295,363   2,202,083
1,615,232
                                        =========== ===========
===========

          See accompanying notes to financial statements

                        SW Ventures, Inc.
                     Statement of Cash Flows
          For the Years Ended December 31, 1998 and 1997
      and from Inception (May 7, 1996) to December 31, 1996


                                               For the
For the         From Inception
                                               Year
Year            (May 7, 1996)
                                               Ended
Ended           to
                                               December 31,
December 31,    December 31,
                                               1998
1997            1996
                                               --------------
--------------
----------------
Cash flows used in operating activities:
  Net income (loss)                            $      3,381
$   (31,153)    $    (14,728)
  Adjustments to reconcile net loss
   to net cash used in operating activities:
     Common stock issued for services                    -
    4,500              850
     Depreciation expense & cost depletion           18,300
    1,933                -
  Changes to operating assets & liabilities:
     Decrease(Increase) in accounts receivable        2,130
   (5,878)               -
     Decrease(Increase) in inventory                  1,578
   (1,870)               -
     (Decrease)increase in accounts payable          (8,523)
    1,745           10,903
                                               --------------
--------------  ---------------
Net cash provided (used) by operating activities     16,866
  (30,723)          (2,975)

Cash flows used in investing activities:
  Purchase of equipment & properties                (72,213)
  (76,278)                -
                                               --------------
--------------  ---------------
Net cash used in investing activities               (72,213)
  (76,278)                -

Cash flows from financing activities:
  Offering costs for common stock issuance               -
   (5,750)         (11,850)
  Common stock issued for cash                       46,934
  103,000           24,000
  Advances from officers                              8,889
    9,000                -
                                               --------------
--------------  ---------------
Cash provided by financing activities                55,823
  106,250           12,150

Net increase (decrease)                                 476
     (751)           9,175

Cash, beginning period                                8,424
    9,175                -
                                               --------------
--------------  ---------------
Cash, end of period                            $      8,900
$     8,424     $      9,175
                                               ==============
==============  ===============

Supplemental non-cash financing activities
 issuance of common stock for loan from
  affiliate                                    $      9,000
$         -     $           -
                                               ==============
=============   ===============

No cash paid for income taxes or interest.

         See accompanying notes to financial statements.

                        SW Ventures, Inc.
           Statement of Changes in Stockholders' Equity
        From May 7, 1996 (Inception) to December 31, 1998

                                         $.001
                                         Par value
                             Common      Common
Accumu-
                             Stock       Stock      Paid-in
lated      Total
                             Shares      Amount     Capital
Deficit    Equity
                             ----------- ---------- ----------
---------- ----------
Shares issued to founders
 on May 7, 1996               1,475,000  $   1,475  $   9,525  $
  -    $  11,000

Shares issued for legal fees
 (securities registration)
  on May 7, 1996                115,000        115        735
  -          850

Shares issued for cash on
 December 6, 1996               260,000        260     12,740
  -       13,000

Net loss for the period from
 May 7, 1996 (inception)
  through December 31, 1996
(14,728)   (14,728)
                             ----------- ----------  ----------
--------- ----------
Balances, December 31, 1996   1,850,000      1,850     23,000
(14,728)    10,122

Shares issued for cash
 May 16, 1997                    60,000         60      2,940
   -       3,000

Shares issued for compensation
 May 16, 1997                    55,000         55      2,695
   -       2,750

Shares issued for legal fees
 (securities registration)
  on May 16, 1997                35,000         35      1,715
   -       1,750

Shares issued for cash (private
 placement offering) on
 September 26, 1997 net of
 offering costs of $17,600    1,000,000      1,000     81,400
   -      82,400

Net loss for the year ended
 December 31, 1997
(31,153)  (31,153)
                             -----------  ---------  ----------
--------- ---------
Balances, December 31, 1997   3,000,000      3,000    111,750
(45,881)   68,869

Shares issued to officer upon
 conversion of loan in
   January, 1998                 90,000         90      8,910
           9,000

Shares issued for cash (in
 private placement offering)
 net of offering costs of
 $1,976: (275,000 in April;
 27,646 in June; 23,420
 in Sept.)                      326,066        326     46,608
          46,934

Net gain for year ended
 December 31, 1998
 3,381     3,381
                              ----------  ---------   ---------
--------- -----------
Balance at December 31,1998    3,416,066   $  3,416   $167,268
$( 42,500)$ 128,184
                              ========== ==========   =========
========= ===========

         See accompanying notes to financial statements.

                        SW Ventures, Inc.
                  Notes to Financial Statements

A.  Origination and Accounting Policies
    -----------------------------------

      SW Ventures, Inc. (the "Company") was incorporated May 7,
1996 as a
Nevada corporation. The Company reviewed certain business opportunities during 1996 and on June 19, 1997 conducted a stock offering under Rule 504 of
Regulation D, Section 3(b) under the Securities Act of 1933, as amended. The offering closed on September 26, 1997 with proceeds of $100,000 being received by the Company.

       The Company invested as a working interest partner in an oil drilling program in Crook County, Wyoming. The Company invested $74,325 in the drilling and completion of an oil well located in Crook County, Wyoming. The
Company owns a 21.25% working interest in the well. The well, the Montana
Berger #1, has produced approximately 50,730 barrels of crude oil from its successful completion in October, 1997 through December 1998.
The well
averaged during 1998 approximately 100 barrels of oil per day. The prospect includes a 320 acre lease on which additional wells may be drilled.

         The Company conducted a second offering under Rule 504,
in March of
1998 which closed in September of 1998 with 326,066 shares sold for gross
proceeds of $48,909.  In March of 1998, the Company invested an additional
$69,875 for the drilling and completion of a second well in the same program,
the Montana Berger #2 which began production in mid-April 1998.
The Company
funded the its share of the second well from offering proceeds, revenues from
production and a loan from an officer and director.    Since
then, the Montana
Berger #2 has produced approximately 23,324 barrels of crude oil with average production during 1998 equaling approximately 90 barrels of oil per day.

B.  Mineral Properties, Equipment, Accounts Receivable and
Inventory

----------------------------------------------------------------

        Mineral property and equipment are stated at cost. The Company accounts for its oil and gas exploration activities utilizing the full cost method of accounting. Exploration costs, including geological and geophysical costs, costs for drilling and completing wells (both geophysical costs, costs for drilling and completing wells (both successful and dry holes) are capitalized and depleted to expense over the total recoverable oil and gas reserves of the Company's properties.

       Mineral properties include the acquisition costs of a 320 acre mineral lease and an oil well which was drilled and completed on October 7, 1997. The
Company invested $74,325 for the drilling and completion of this well. The total acreage acquisition costs were $11,330 and $62,995 was invested in the drilling and completion of the oil well. The second well, drilled in April of
1998, cost the Company $69,875. The Company is depleting its investment in oil an gas properties based on the yearly oil production (in barrels) divided by the estimated recoverable reserves (in barrels) of the well or more commonly referred to as the units of production method. The Company recorded cost depletion of $17,558 based upon total production of barrels for 1998. The total estimated reserves of the wells are approximately 380,000 barrels at
December 31, 1998. The Company was receiving a price of $3.52 to $3.66 per barrel at December 31, 1998, and these reserve estimates were based upon that price.
                               F-6

                        SW Ventures, Inc.
                  Notes to Financial Statements

     Accounts receivable represent the net oil production received in January
1999 for December 1998 oil production and inventory represents the value of the oil on site which was unsold on December 31, 1998.

C.   Related Party Transactions.
     ---------------------------

     The Company issued 1,475,000 shares to its founders in consideration of
$11,000 in cash at the inception of the Company.  An additional
60,000 and
260,000 shares were issued for cash advances totaling $16,000 from the president of the Company during 1996 and early 1997. Legal counsel was issued
150,000 shares for services in 1996 and 1997, at $0.007 and $0.05 per share, respectively. Also in 1997, 55,000 shares were issued to the Company's
Secretary/Treasurer for services at $0.05 per share. In January of 1998,
90,000 shares were issued to an officer and director in satisfaction of a loan for $9,000.

D.  Operating Leases and Contingent Liabilities
    -------------------------------------------

     The Company rents its office space on a month to month basis at $260 per month. This agreement is cancelable at any time without notice.

E.   Supplemental Information on Oil Producing Activities
     ---------------------------------------------------

     The Company drilled and completed the Montana Berger Well #1 in October of 1997. The following financial and reserve data reflect only the activities of the Montana Berger Well #1 in 1997. The Company drilled and completed the
Montana Berger Well #2 in April of 1998, which activities are reflected in the
1998 reserve data. The Company has future drill sites for approximately 4 more wells on the Prospect. However, it does not consider these drill sites to be proved reserves at this point in time.

    The following disclosures provide unaudited information required by SFAS
No. 69, "Disclosures About Oil and Gas Producing Activities."

RESULTS OF OPERATIONS FOR OIL PRODUCING ACTIVITIES

Year Ended December 31, 1997
----------------------------
Revenues............................................$ 22,007
Production Costs ...................................  (5,583)
Depreciation, depletion & amortization..............  (1,705)
Taxes other than income.............................  (1,823)
Income tax expense..................................       0
                                                    ---------
Results of operations for producing activities......$ 12,896
                                                    =========
Year Ended December 31, 1998
----------------------------
Revenues............................................$ 76,903
Production Costs.................................... (18,728)
Depreciation, depletion & amortization.............. (17,558)
Taxes other than income............................. ( 8,738
Income tax expense..................................       0
                                                    ---------
Results of operations for producing activities......$ 31,879
                                                    =========

                        SW Ventures, Inc.
                  Notes to Financial Statements

CAPITALIZED COSTS RELATED TO OIL AND GAS PRODUCING ACTIVITIES

Well Costs (Drilling and Completion)............... $132,870
Mineral Property Acquisition Costs (Proved)........   11,330
                                                    ---------
Total Capitalized Costs............................ $144,200
                                                    =========
STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS RELATED
TO PROVED OIL
RESERVES.

    The standardized measure of discounted future net cash flows relating to
the Company's ownership interest in oil reserves at year end,
December 31,
1998 is as follows:
                                                      1998
1997
                                                   ---------
----------
Future cash inflows................................$ 240,314    $
484,930
Future oil operating and tax expenses.............. ( 93,328)
(103,800)
Future income tax expenses - benefit .............     4,769
(25,854)
                                                   ----------
----------
Future net cash flows..............................  151,755
355,276
10% annual discount for estimating timing of
   cash flows......................................  (43,279)
(54,293)
                                                   ----------
----------
Standardized measure of discounted future
   net cash flows................................. $ 108,476    $
300,983
                                                   ==========
==========

CHANGES IN STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH
FLOWS

    Changes in standardized measure of future net cash flows relating to proved oil reserves are summarized below:

Balance at Dec. 31, 1996................................$
0
Sales and transfers of oil produced,
 net of production costs................................
(14,601)
Extensions, discoveries and improved recoveries
 net of future production and development
 costs..................................................
315,584

-----------
Balance, December 31, 1997..............................
300,983

Sales and transfers of oil produced,
 net of production costs................................
(49,437)
Extensions, discoveries and improved recoveries
 net of future production and development costs.........
66,347
Reduction in reserves due to decline in oil prices......
(198,010)
Reduction in reserves - volume/decline curve
 adjustments............................................
(11,407)

-----------
Balance at December 31, 1998............................$
108,476

===========
                               F-8

                        SW Ventures, Inc.
                  Notes to Financial Statements

RESERVE QUANTITY INFORMATION

   The following summarized the policies used by the Company in preparing the accompanying oil reserve disclosures.

   The Company has only proved developed reserves. Proved developed reserves are proved reserves that can reasonably be expected to be recovered through existing wells with existing equipment and operating methods.

                                                            Oil
(BBLS)
Proved Reserves                                        1998
  1997
---------------                                      -----------
----------
Balance at beginning of period                          48,940
       0
Extensions discoveries and other additions...........   33,684
  50,471
Production...........................................  (11,391)
  (1,531)
Changes in estimates - price decline.................   (3,538)
       0
                                                     -----------
-----------
Balance, at end of period............................   67,695
  48,940
                                                     ===========
===========
The Company has no natural gas reserves.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND
        FINANCIAL DISCLOSURE.

None.
                             PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL
PERSONS;
        COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

     Set forth below is certain information concerning each of the directors and executive officers of the Company as of December 31, 1998.


Name                                      Age      Position Held
& Since
--------------------------------         ------
--------------------------
Guido Cloetens                            33       President,
Chairman of the
Kampenhoutsebaan 100A                              Board of
Directors, Chief
1982 Elewijt  Zemst, Belgium                       Executive
Officer
                                                   Since May 1996

Terri Jackson                             45
Secretary/Treasurer and a
3483 S. 3170 E.                                    Director
Salt Lake City, UT 84109                           Since May 1996

Keith Biesinger, Esq.                     54       Director
3200 Big Cottonwood Rd.                            Since March
13, 1998
Salt Lake City, Utah 94121

BIOGRAPHICAL INFORMATION ON OFFICERS AND DIRECTORS

Guido Cloetens, age 33,   is the President, Chief Executive
Officer and
Chairman of the Board of Directors of the Company. From 1988 to 1989 Mr.
Cloetens was a representative of DAIWA Securities, Inc., in Brussels, Belgium, engaged in selling Japanese equities. In 1990, Mr. Cloetens worked as an investment advisor for PBI Securities, Inc. in Amsterdam, Holland. From 1991 to 1994, Mr. Cloetens was a manager of client accounts for institutional investors with Kredietbank in Brussels. From May 1994 to November 1995, Mr.
Cloetens was the owner/manager of Pyros Consulting, a Belgium corporation engaged in the financial consulting business. Pyros Consulting was sold in
1995. Since then, Mr. Cloetens has been self-employed as a businessman with an interest in several private companies. The Company intends to employ Mr.
Cloetens, or an entity to be formed by Mr. Cloetens, as a consultant and/or management/consulting firm in the future. (See "Transactions Between the
Company and Management.") Mr. Cloetens successfully completed a post university program as investment advisor at the EHSAL Management School in
Brussels in 1992. He also attended courses in economics and accounting at the
Catholic University of Leuven in Belgium followed with a post university program "Corporate Finance and Investment and Financial Statements Analysis at the University of Brussels in 1984 - 1986.

Terri Jackson, age 45, is the Secretary/Treasurer and a director of the
Company. Ms. Jackson is the author of "Glide's Garden", published in 1977 in
England by Oreal Press, London, England as well as a contributing writer to the Hudson-Mohawk SIDS Alliance Newsletter. From 1977 to 1987, Ms. Jackson worked as an employee of Intermountain Plant Works, and was promoted to operations manager from 1984-1987. Ms. Jackson was a founding member and on the Board of Trustees of the Broadway Stage, a live theater in Salt Lake City,
Utah, from 1989-1991. From 1989 to the 1996, Ms. Jackson worked as a legal assistant to an attorney in Salt Lake City, Utah specializing in corporate and securities law. In late 1996, Ms. Jackson co-founded Data Electronic Filing
*Service, L.C., a company established to assist lawyers, accountants and public companies with SEC. mandatory electronic filing requirements. Data
Electronic Filing Service, L.C. is a registered SEC EDGAR filing agent.
Currently, Ms. Jackson also works as an independent paralegal providing services to various attorneys in the area of securities and corporate law.

Keith Biesinger, Esq., age 54, was appointed an interim Director by the
Company's Board of Directors on March 13, 1998, to serve the unexpired portion of a term held by Ms. Lise-Lotte Ruzicka Newell who resigned on March 13,
1998. Mr. Biesinger is a member of the Utah State Bar Association and has practiced law in Salt Lake City, Utah for numerous years. He is also a member of Safari Club International, Sierra Club, Ducks Unlimited, and the World
Wildlife Fund. Currently, in addition to his position with the Company, he serves as a trustee of The Gun Club, a Utah non-profit corporation. His interests are shooting sporting clays, fly fishing, hiking and traveling.

Executive officers of the Company are elected by the Board on an annual basis and serve at the discretion of the Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a)of the Securities Exchange Act of 1934 requires the
Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange
Commission. Such persons are required by SEC regulations to furnish the
Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the
Company and representations from certain reporting persons, management believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with during the year ended December 31, 1998, except those of Mr. Keith Biesinger. Mr.
Biesinger, a director of the Company, failed to file his Form 3
"Initial
Statement of Beneficial Ownership" in a timely manner. Mr. Biesinger does not, and has never, owned any securities of the Company and filed his initial report on Form 3 so stating, on or about February 22, 1999.
















              [This space intentionally left blank]

ITEM 10. EXECUTIVE COMPENSATION.

     The following table sets forth certain information as to the Company's
Chief Executive Officer and each of the Company's officers and directors who have received compensation for the years ended December 31, 1996, December 31,
1997, and December 31, 1998.

                    SUMMARY COMPENSATION TABLE

                                                           Long
Term Compensation


-----------------------------------------------------------------
-----
                          Annual Compensation
Awards              Payouts
-----------------------------------------------------------------
----------------------------
---
(a)                  (b)   (c)         (d)       (e)       (f)
  (g)        (h)     (i)
                                                 Other
                     All
Name                                             Annual
Restricted                   Other
and                                              Compensa- Stock
  Underlying LTIP
Compensa-
Principal                                        sation    Award
  Options/   Payouts tion
Position               Year  Salary($) Bonus($)  ($)       ($)
  SAR's(#)   ($)     ($)
-----------------------------------------------------------------
----------------------------
---
Guido Cloetens(1)      1996  -0-       -0-        -0-      -0-
  -0-       -0-      -0-
Kampenhoutsebaan 100A  1997  -0-       -0-        -0-      -0-
  -0-       -0-      -0-
1982 Elewijt-Zemst     1998  -0-       -0-        -0-      -0-
  -0-       -0-      -0-
Belgium
President, Chairman
of the Board, CEO

Terri Jackson(2)       1996  -0-       -0-        -0-      -0-
  -0-       -0-      -0-
3483 South 3170 East   1997  -0-       -0-        -0-
$2,750(3) -0-       -0-      -0-
Salt Lake City, UT     1998  -0-       -0-       $10,100   $
900(3) -0-       -0-      -0-
84109
Secretary/Treasurer
Director

Keith Biesinger       1996   -0-       -0-        -0-      -0-
  -0-       -0-      -0-
3200 Big Cottonwood   1997   -0-       -0-        -0-      -0-
  -0-       -0-      -0-
Salt Lake City, UT    1998   -0-       -0-        -0-      -0-
  -0-       -0-      -0-
84121
Director

Lise-Lotte (Ruzicka) 1996   -0-       -0-        -0-      -0-
 -0-       -0-       $
1000(5)
Newell(4)            1997   -0-       -0-        -0-      -0-
 -0-       -0-        -0-
Director

(1) The Company has agreed to pay Mr. Cloetens or an entity yet to formed by Mr.
Cloetens,
        $2000 per month for consulting services. As of the date hereof, the agreement between the
        Company and Mr. Cloetens has not been finalized.  (See
"CERTAIN RELATIONSHIPS AND
RELATED
        TRANSACTIONS."

(2) Terri Jackson has been receiving $1,000 per month starting in February 1998 for various services rendered on behalf of the Company in connection with her duties as
        Secretary/Treasurer, in-house accounting, initial drafting of various documentation including the Company's offering memorandum, dated March
16, 1998, its Registration
        Statement on Form 10-SB, and amendments thereto, and other required disclosure documentation. There is no employment agreement in effect with Ms. Jackson.

(3) Ms. Jackson received 55,000 shares of the Company's unregistered common stock for services rendered to the Company in her capacity of Secretary Treasurer for the period from inception in May of 1996 through May of 1997. The shares were given a deemed value of $0.05 per share based on the following: that the par value of the stock was
$0.001,
        that there was no trading market for the Company's common shares, and that the
Company
        was preparing to commence an offering of its common stock at $.10 per share. The price of $.05 was the price utilized by Mr. Cloetens to convert various loans made to the
        Company into stock as of that same date. In addition, Ms.
Jackson took stock in lieu
of
        approximately $ 900 in fees due her for services performed in April of 1998. Ms.
Jackson
        converted her outstanding fees due into 6,000 shares of stock at $.15 per share, the same price per share as paid in the Company's offering which commenced on March 16, 1998.
Ms.
        Jackson currently owns 186,000 shares of the Company's stock.

                                32

(4)     Lise-Lotte Ruzicka Newell resigned in early 1997.

(5) Lise-Lotte Ruzicka Newell received $1,000 for her assistance in organizing the
Company.
        The $1,000 was not paid until September of 1997.


COMPENSATION OF DIRECTORS

     No cash fees or other consideration was paid to directors of the Company for service on the Board during the year ended December 31, 1998.

Employment Agreements

     The Company has no employment contracts in effect with any of the members of its Board of Directors or its executive officers nor are there any agreements or understandings with such persons regarding termination of employment or change-in control arrangements. The Company has agreed to compensate Ms. Jackson $1,000 per month for services rendered in her capacity as Secretary/Treasurer of the Company, which includes in-house accounting, as well as other services in connection with the initial drafting of the
Company's offering memorandum and its Registration Statement on Form 10-SB and amendments thereto, prior to review by counsel. The Company has also agreed to enter into a Consulting Agreement with Mr. Guido Cloetens, President, Chief
Executive Officer and a director of the Company, or an entity to be formed by
Mr. Cloetens for such purposes. The Company will compensate Mr. Cloetens or such entity $2,000 per month when the agreement is consummated. (See "CERTAIN
RELATIONSHIPS AND RELATED TRANSACTIONS".)

INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

     Nevada law authorizes, and the Company's Bylaws and Certificate of
Incorporation provide for, indemnification of the Company's directors and officers against claims, liabilities, amounts paid in settlement and expenses in a variety of circumstances. Indemnification for liabilities arising under the Act may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise. However, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

STOCK OPTIONS AND WARRANTS

There are no outstanding stock options or warrants.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT.

   The following tables sets forth certain information with respect to the beneficial ownership of the common stock of the Company as of December 31,
1998 for: (i) each person who is known by the Company to beneficially own more than 5 percent of the Company's common stock, (ii) each of the Company's directors, (iii) each of the Company's Named Executive Officers (defined below), and (iv) all directors and executive officers as a group. As of
December 31, 1998, the Company had 3,416,066 shares of common stock outstanding.


SECURITY OWNERSHIP OF OFFICERS AND DIRECTORS
--------------------------------------------
                                        Amount and
Title                                   Nature of     Percent(1)
of           Principal Shareholders     Beneficial    of Class as
Class        Name, Address & Position   Ownership     Current
Date
-----------  -------------------------  ------------
-------------
Common       Guido Cloetens             1,838,000
             Kampenhoutsebaan 100A      Sole Voting
             1982 Zemst, Belgium        Power          53.81%
             -----------------------
             President & Director
             Chief Executive Officer
-----------------------------------------------------------------
----------
Common       Terri Jackson              186,000
             3483 South 3170 East       Sole Voting
             Salt Lake City, UT 84109   Power           5.44%
             ------------------------
             Secretary/Treasurer &
             Director
-----------------------------------------------------------------
-----------
Common       Keith Biesinger                -0-            0%
             32000 So. Big Cottonwood Rd.
             Salt Lake City, Utah
             ---------------------------
             Director
-----------------------------------------------------------------
------------
Officers and Directors as a Group      2,024,000       59.25%
-----------------------------------------------------------------
------------


SECURITY OWNERSHIP OF OWNERS OF 5% OR MORE OF THE COMPANY'S
OUTSTANDING SHARES
-----------------------------------------------------------------
------------
                                        Amount and
Title                                   Nature of     Percent(1)
of           Principal Shareholders     Beneficial    of Class as
Class        Name, Address & Position   Ownership     Current
Date
-----------  -------------------------  ------------
-------------
Common       Guido Cloetens*            1,838,000
             Kampenhoutsebaan 100A      Sole Voting
             1982 Zemst, Belgium        Power          53.81%
-----------------------------------------------------------------
----------
Common       Terri Jackson *            186,000
             3483 South 3170 East       Sole Voting
             Salt Lake City, UT 84109   Power           5.44%
-----------------------------------------------------------------
-----------

Common       Trends, Inc.               190,000         5.56%
             P.O. Box 156
             Pond Street, Hibiscus Square
             Grand Turk
             Turks and Caicos Islands
             British West Indies
-----------------------------------------------------------------
------------------
* Also an officer and director

                                34

     The Company is currently negotiating with a foreign entity regarding the purchase of certain assets. No definitive agreements have been entered into as of the date hereof, and there can be no assurance that a transaction will be consummated. However, it is possible that if a definitive agreement is entered into, it will result in a change of control of the Company.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     There have been no material transactions in the past two
years or
proposed transactions to which the Company has been or proposed to be a party
in which any officer, director, nominee for officer or director, or security
holder of more than 5% of the Company's outstanding securities is involved.
Although the Company intends to enter into an consulting
agreement with Mr.
Cloetens or an entity to-be-formed by him in which he retains a controlling
interest, the amount involved in the transaction will not be more than $24,000
per year.   Mr. Cloetens is currently serving as President of the
Company,
Chief Executive Officer and Chairman of the Board. Mr. Cloetens,
or an entity
to be formed by Mr. Cloetens, will provide management and
consulting services
to the Company, including, but not limited to, shareholder
relations for non-
US shareholders, financial advice,  investigating and analyzing various
business opportunities, etc.  The Company has agreed to pay Mr.
Cloetens, or
the to be formed entity, $2,000 a month for its services.
Although an
agreement has not been consummated, the Company expects to begin utilizing the
services of Mr. Cloetens in such capacity at such time as it believes revenues
from operations are sufficient to do so.

     The Company issued 1,475,000 shares to its founders
(including Mr.
Cloetens and Ms. Jackson) in consideration of $11,000 in cash at the inception
of the Company.  An additional 60,000 and 260,000 shares were issued for cash
advances totaling $16,000 from the President of the Company,
Guido Cloetens,
during 1996 and early 1997. The shares were given a deemed value of $0.05 per
share based on the following: (i)that the par value of the stock was $0.001,
(ii) that there was no trading market for the Company's common shares, and
(iii) that the Company was preparing to commence an offering of its common
stock at $.10 per share.  Ms. Jackson received 55,000 shares of the Company's
unregistered common stock for services rendered to the Company in her capacity
of Secretary/Treasurer for the period from inception in May of
1996 through
May of 1997.  The price of $.05 per share was the same price utilized by Mr.
Cloetens to convert various loans made to the Company into stock as of that
same date. In addition, Guido Cloetens converted a $9,000 loan to the Company,
made during 1997 and which was interest free, into 90,000 common shares of
restricted stock in January of 1998.  Such loan was converted at the same
price paid by investors in the offering, $0.10 per share, which closed in
September of 1998.  In addition, Ms. Jackson took stock in lieu of
approximately $ 900 in fees due her for services performed in
April of 1998.
Ms Jackson converted her outstanding fees due into 6,000 shares of stock at
$.15 per share, the same price per share as paid by investors in the Company's
second offering which commenced on March 16, 1998.    During the
calendar year
ended December 31, 1998, Mr. Cloetens made loans to the Company approximating
$11,200, which loans were interest free. As of December 31, 1998,
$2,311 was
repaid and the balance was repaid subsequent to the Company's year end.

      The Company has no promoters other than its President and a director,
Mr. Guido Cloetens. Other than the consulting agreement discussed above, which the Company intends to enter into with Mr. Cloetens (or his yet to be formed entity), there have been no transactions which have benefitted or will benefit Mr. Cloetens, either directly or indirectly.

                                35

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K.

     (a)   Exhibits

       The following exhibits are filed as part of this Form
10-KSB for the
Company's year ended December 31, 1998.

(i)
Exhibit      Exhibit                                      Where
Incorporated
No.          Description(1)                               In this
Report
----         -----------
-------------------
             Registration Statement on Form 10-SB filed   Part II
             July 14, 1998 and amended on September 29,
             1998(2)

             Quarterly Report on Form 10-QSB for the      Part II
             quarterly period ended September 30,
             1998(2)

(ii)
Exhibit
No.          Description
-------      -------------------------

3.1.1        Articles of Incorporation(3)

3.2.1        Bylaws and Amendments thereto(3)

10.1         Operating Agreement with L & J Operating Inc.(3)

27           Financial Data Schedule

(1) Summaries of all exhibits contained within this Report are modified in their entirety by reference to these Exhibits

(2) These documents and related exhibits have been previously filed with the
Securities and Exchange Commission.

(3) Previously filed as part of the Company's initial
Registration Statements
on 10-SB Registration,  filed on July 14, 1998.

    (b) Reports on Form 8-K

    No reports on Form 8-K were filed by the Company during the fourth quarter
ended December 31, 1998.
                                36

                            SIGNATURES

      In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SW Ventures, Inc.
                                         (Registrant)


                                        By: /s/ Guido Cloetens
                                           ---------------------
Date: March 22, 1999                          Guido Cloetens
                                              President, Chief
Executive
                                              Officer and
Director

     In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     Signature                     Title
Date
     ---------                   --------
-------

/s/ Guido Cloetens          President, Chief Executive
March 22, 1999
------------------------    Officer and Director (Principal
    Guido Cloetens          Executive Officer)


/s/ Keith Biesinger         Director
March 22, 1999
------------------------
    Keith Biesinger


/s/ Terri Jackson           Director
March 22, 1999
------------------------    Secretary/Treasurer
    Terri Jackson

                                37




                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                           FORM 10-QSB
            Quarterly Report Under Section 13 or 15(d)
              of the Securities Exchange Act of 1934

          For the quarterly period ended March 31, 1999
                 Commission file number 000-24623

                        SW Ventures, Inc.
 ________________________________________________________________
(Exact name of small business issuer as specified in its charter)

        Nevada                              87-0559453
 (State or other jurisdiction of          (IRS Employer
Identification Number)
incorporation or organization

                  455 East 400 South, Suite 100
                    Salt Lake City, Utah 84111
             ________________________________________
             (Address of principal executive offices)


                          (801) 355-6524
         ________________________________________________
         (Issuer's telephone number, including area code)


     Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12
months (or for such shorter period that the registrant was
required to file
such reports) Yes [ x ] No [   ], and (2) has been subject to
such filing
requirements for the past 90 days. Yes [X ]   No [  ]

              APPLICABLE ONLY TO CORPORATE ISSUERS:

     State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date:

     As of March 31, 1999 the issuer had outstanding 3,416,066 shares of its
Common Stock, $0.001 par value.

                                1



PART I - FINANCIAL INFORMATION

Item 1.   Financial Statements.

     The unaudited financial statements of SW Ventures, Inc., a Nevada corporation (the "Company"), as of March 31, 1999 were prepared by Management and commence on the following page. In the opinion of Management the financial statements fairly present the financial condition of the Company.



                         SW Ventures Inc.
                    Unaudited Balance Sheets
            For the Three Months Ended March 31, 1999

Balance Sheet at March 31, 1999 and December 31, 1998

Statement of Operations for the three months ended March 31, 1999 and March
31, 1998

Statement of Cash Flows for the three months ended March 31, 1999 and March
31, 1998

Statement of Changes in Stockholder's Equity from May 7, 1996 to
March 31,
1999
                                2

                         SW Ventures Inc.
                          Balance Sheet
            For the Three Months Ended March 31, 1999
               and the Year Ended December 31, 1998

                                                March 31
December 31
                                                   1999
1998
                                              -----------
----------------
                                               (Unaudited)
Assets
Current Assets:
    Cash                                   $         301    $
8,900
    Accounts Receivable                            9,726
3,748
    Inventory                                        894
292
                                                -----------
----------------
             Total Current Assets                 10,921
12,940
                                                -----------
----------------
Mineral Property & Equipment:
   Mineral property                              144,200
144,200
   Less cost depletion                           (24,880)
(19,263)
   Office equipment                                4,291
4,291
   Less accumulated depreciation                  (1,185)
(970)
                                              -------------
--------------
             Net Mineral Property &
             Equipment                           122,426
128,258
                                              -------------
---------------
                 Total Assets                 $  133,347    $
141,198
                                              =============
===============
LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable                           $    7,773    $
4,125
   Advances from officer                             500
8,889
                                              -------------
--------------
                Total Current Liabilities          8,273
13,014

Stockholders' Equity:
   Common Stock, $.001 par value; authorized
     50,000,000 shares, issued and outstanding
      3,416,066 shares on March 31, 1999
      and 3,416,066 on December 31, 1998           3,416
3,416
   Paid-in capital                               167,268
167,268
   Accumulated deficit                           (45,610)
(42,500)
                                              -------------
--------------
               Total Stockholders' Equity        125,074
128,184
                                              -------------
--------------
Total Liabilities & Stockholders' Equity      $  133,347
$141,198
                                              =============
===============
                                3

                        SW Ventures, Inc.
                     Statement of Operations
     For the three month period Ended March 31, 1999 and 1998

                                                Three Months
Ended
                                         March 31, 1999
March 31, 1998
                                        (Unaudited)
(Unaudited)
                                         -----------------
---------------
Oil revenue                              $       21,415      $
  19,980

Oil production costs & taxes                      9,121
   6,467
Cost depletion                                    5,617
   2,685
General & administrative expenses                 9,572
   5,824
Depreciation expense                                215
      99
                                         -----------------
---------------
    Total expenses                               24,525
  15,075
                                         -----------------
---------------

Income (Loss) Before Income taxes                (3,110)
   4,905

Income tax provision                                 -
      -
                                          -----------------
----------------

Net Income (Loss)                        $       (3,110)     $
   4,905
                                         =================
===============

Basic and diluted net
 income (loss) per common share          $       (0.001)    $
   0.002
                                         =================
===============

Weighted average shares outstanding           3,416,066
3,092,500
                                         =================
===============
                                4

                        SW Ventures, Inc.
                     Statement of Cash Flows
     For the three month period ended March 31, 1999 and 1998

                                              For the         For
the
                                              Three Month
Three Month
                                              Period Ended
Period Ended
                                              March 31, 1999
March 31, 1998
                                              (Unaudited)
(Unaudited)
                                              --------------
----------------

Cash flows used in operating activities:
  Net income (loss)                           $     (3,110)    $
   4,905
  Adjustments to reconcile income(loss)
   to net cash used in operating activities:
     Depreciation expense & cost depletion           5,832
   2,783
  Changes to operating assets & liabilities:
     Decrease (Increase)in accounts receivable      (5,978)
    (921)
     (Decrease) Increase in accounts payable         3,648
  (4,300)
     Decrease (Increase) in inventory                 (602)
      -
                                              -------------
--------------
Net cash provided (used) by operating
  activities                                         ( 210)
   2,467

Cash flows used in investing activities:
  Purchase of equipment & mineral properties             -
 (45,338)
                                              --------------
---------------
Net cash used in investing activities                    -
  45,338

Cash flows provided by (used in) financing activities:
  Common stock issued for cash                           -
  33,750
  Advance from officer                                 500
   6,500
  Repayment of advance from officer                 (8,889)
  Offering costs for common stock issuance               -
     (20)
                                              --------------
---------------
Cash provided (used) by financing activities        (8,389)
  40,230

Net increase (decrease) in cash                     (8,599)
  (2,641)

Cash, beginning period                               8,900
   8,424
                                              --------------
---------------
Cash, end of period                           $        301      $
   5,783
                                              ==============
===============

No cash paid for income taxes or interest.

Supplemental non cash activities:

    Issuance of common stock for loan
      From affiliate                          $          0    $
   9,000
                                              ==============
===============

                                5

                        SW Ventures, Inc.
          Statements of Changes in Stockholders' Equity
 From May 7, 1996 (Inception) to the year ended December 31, 1998 and the three month period ended March 31, 1999

                                         $.001
                                         Par value
                             Common      Common
Accumu-
                             Stock       Stock      Paid-in
lated      Total
                             Shares      Amount     Capital
Deficit    Equity
                             ----------- ---------- ----------
---------- ----------
Shares issued to founders
 on May 7, 1996               1,475,000  $   1,475  $   9,525  $
  -    $  11,000

Shares issued for legal fees
 (securities registration)
  on May 7, 1996                115,000        115        735
  -          850

Shares issued for cash on
 December 6, 1996               260,000        260     12,740
  -       13,000

Net loss for the period from
 May 7, 1996 (inception)
  through December 31, 1996
(14,728)   (14,728)
                             ----------- ----------  ----------
--------- ----------
Balances, December 31, 1996   1,850,000      1,850     23,000
(14,728)    10,122

Shares issued for cash
 May 16, 1997                    60,000         60      2,940
   -       3,000

Shares issued for compensation
 May 16, 1997                    55,000         55      2,695
   -       2,750

Shares issued for legal fees
 (securities registration)
  on May 16, 1997                35,000         35      1,715
   -       1,750

Shares issued for cash (private
 placement offering) on
 September 26, 1997 net of
 offering costs of $17,600    1,000,000      1,000     81,400
   -      82,400

Net loss for the year ended
 December 31, 1997
(31,153)  (31,153)
                             -----------  ---------  ----------
--------- ---------
Balances, December 31, 1997   3,000,000      3,000    111,750
(45,881)   68,869

Shares issued to officer upon
 conversion of loan on
   January, 1998                 90,000         90      8,910
   -       9,000

Shares issued for cash (in
 private placement offering)
 net of offering costs of
 $1,976: (275,000 in April;
 27,646 in June; 23,420
 in Sept.)                      326,066        326     46,608
   -      46,934

Net income for year ended
 December 31, 1998                   -          -          -
 3,381     3,381
                              ----------  ---------  ----------
--------- ---------
Balance at December 31,1998    3,416,066     3,416     167,268
(42,500)  128,184

Net loss for the three
 months ended March 31, 1999         -          -          -
(3,110)   (3,110)
                              ----------  ---------  ----------
--------- ---------
Balance at March 31, 1999      3,416,066  $  3,416   $ 167,268
$(45,610) $125,074
                              ========== ==========  ==========
========= =========

Item 2.     Management's Discussion and Analysis of Financial
Condition and
            Results of Operations.

     The following discussion provides information which management believes is relevant to an assessment and understanding of the Company's plan of operation. The discussion should be read in conjunction with the consolidated financial statements and notes thereto.

RESULTS OF OPERATIONS

     The Company has received revenues from operations since
October of 1997
when it received its first revenues from oil production from the Montana
Berger Well #1. A second well, the Montana Berger Well #2 began production in
April of 1998.

      QUARTERS ENDED MARCH 31, 1998 AND 1999: The Company had net
loss of
$3,110 its first quarter of 1999, as compared to net income of
$4,904 in the
first quarter of 1998. The Company had revenues from oil
production for the
first three months of 1999 of $21,415 compared to revenues of
$19,979 in the
first three months of 1998.  The Company's revenues from oil production,
therefore,  were almost equal with only a 7% increase over the first quarter
of 1999, although oil production costs and taxes increased 33% in
1999 over
the first quarter of 1998, and depletion expenses more than
doubled.  This is
due to the fact that the Company had two producing wells in its first quarter
of 1999 as opposed to one producing well in the first quarter of
1998 with oil
prices lower in 1999 (averaging $7.90 bbl. during the first
quarter) compared
to the first quarter of 1998 (averaging $8.90 bbl).   In
addition, production
is down on the Company's initial well, the Montana Berger Well #1, which averaged 3,996 bbls. per month in the first quarter of 1998 as opposed to
2,965 bbls. per month in the first quarter of 1999. The Company recognizes cost depletion based upon the production from its wells as compared to total estimated reserve quantities of the wells and therefore cost depletion levels are a function of production quantities.

      During the first three months of 1999, general and administrative expenses rose from $5,825 in 1998 to $9,573, despite a reduction in both legal/accounting fees and consulting fees between the same two first quarter periods. This increase was due to mostly to a more than $3,000 increase in the first three months of 1999 in travel expenses over the same period last year which were incurred by the Company in connection with investigating other business opportunities.

      YEARS ENDED DECEMBER 31, 1998 AND 1997: The Company had net income of
$3,381 for the year ended December 31, 1998, as compared to a net loss of
$31,153 for 1997. The Company had revenues from oil production in 1998 of
$76,903 compared to revenues of $22,007 in 1997. The change from net loss to net income from 1997 to 1998 is attributable to an increase in oil production revenues. Although the Company saw a total overall increase in expenses from
1997 to 1998 of $20,057, the increase in oil production revenues was over
$54,000. The increase in production is due to the fact that the Company realized revenues from production for only a little over two months in 1997 as opposed to a full year in 1998.

         General administrative expenses increased from $13,478 in 1997 to
$21,367 in 1998. This increase was due to the commencement of the payment of compensation to an officer of the Company of $1,000 per month beginning in
February of 1998, for various services rendered on behalf of the Company in connection with her duties as Secretary/Treasurer, in-house accounting, initial drafting of various documentation including the Company's offering memorandum, dated March 16, 1998, its Registration Statement on Form 10-SB, and amendments thereto, and other required disclosure documentation.

         The Company changed legal counsel during 1998 and significantly reduced its legal fees from $30,340 in 1997 to $6,389 in 1998. Depreciation expenses rose from $228 in 1997 to $742 in 1998 and cost depletion on the
Company's wells rose from $1,705 in 1997 to $17,558 in 1998.

         The Company funded mineral property investments in 1998
by selling
shares of its common stock to public investors for cash in the amount $48,910.
In addition,  the Company received cash advances from an officer and director
in the amount of $11,200, which was repaid out of production revenues; $2,311
was repaid in 1998 and the balance was repaid in January of 1999.
An
additional $9,764 of the costs of mineral property investment came from
production revenues.   In 1997, the Company funded its initial
mineral
property investment of $74,325 from proceeds of an offering in which 1,000,000 shares were purchased by investors for gross proceeds to the Company of
$100,000. It also received a cash advance from an officer and director of
$9,000 which was converted into 90,000 shares of common stock in January of
1998.  The foregoing 90,000 shares are "restricted".

         YEARS ENDED DECEMBER 31, 1997 AND DECEMBER 31, 1996.
The Company
had a net loss of $14,728 as of December 31, 1996, which increased to $31,153 in 1997. The increase in net loss was due to an increase in the Company's legal expenses. The Company did not receive any revenues from operations in
1996, as opposed to its year ended 1997 when it received revenues from oil production of $22,700. In connection with its initial revenues from operations in 1997, which began in mid-October, the Company also incurred related production expenses and taxes totaling $7,409. The Company had no production expenses or production taxes in 1996. General and administrative costs in 1997 were $13,478 as opposed to $14,728 in 1996, which makes 1996 expenses proportionately higher because the Company's year ended 1996 was not a full year (the Company's inception being May 7, 1996), and is mainly attributable to costs related to start-up. Legal expenses in 1997 were
$30,340 as opposed to -0- in 1996 and were incurred in connection with the drafting of the Company's first offering memorandum.

      The Company funded its losses in 1996 through the issuance of shares of common stock for cash contributions which equaled $14,728. In 1997, the
Company conducted an offering of 1,000,000 shares of its common stock to the public and received gross proceeds of $100,000, and net proceeds of $82,400,
$74,345 of which went to the Company's initial investment in mineral property
(the Prospect).

LIQUIDITY AND CAPITAL RESOURCES.

     The Company has had revenues from operations in each of the last two years. The Company's cash requirements consist of its office expenditures, legal and accounting fees to comply with securities registration filing requirements, oil production taxes and expenses, and certain consulting fees.
The Company relies on revenues from operations to cover its cash requirements.
During the last year and the first quarter of 1999, revenues were sufficient to meet the Company's cash requirements to fund day to day operations as well as a portion of mineral property investments. The Company also relied on sales of its common stock and advances from an officer and director to fund the balance of its mineral property investments during its last fiscal year although it has not made any material purchases of property or equipment during the first quarter of 1999. The Company anticipates that it will have sufficient revenues in 1999 to fund its operations, provided it continues to receive revenues from oil production. Revenues from oil production to the
Company, however, have decreased due to the significant decrease in the price per barrel of oil in the marketplace, and an increase in associated production expenses which began in the fourth quarter ended December 31, 1998. The
Company expects lower oil prices to persist throughout 1999.
However, the
Montana Prospect Drilling Program (in which Company has a 21.25% working interest)(the "Program")has been receiving a larger than normal bonus per barrel for its low gravity, high asphalt crude oil due to a reduced supply of the same in the market. The higher than normal bonus will continue at least through the end of the Company's second quarter, if not longer.

YEAR 2000

     Management believes that the Company's accounting and operational systems are year 2000 compliant. Prior to the Company's filing of its last Quarterly
Report on Form 10-QSB, the Company contacted the Operator of the wells; the
Operator indicated to The Company that it expects no material year 2000 issues because none of the systems used at the wells sites in which the Company has an interest are run by computer systems. The Company is not dependent on computers other than for its internal bookkeeping which is done on a system that is Year 2000 compliant. The Company has no relationship with any third parties which are dependent on computers other than its bank.
The Company's
bank has reported that it is Year 2000 compliant.

FORWARD-LOOKING STATEMENTS

     When used in this Form 10-QSB, in filings by the Company with the
Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer of the Company, the words or phrases "would be," "will allow," "intends to," "will likely result,"
"are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

     ANY FORWARD-LOOKING STATEMENTS INCLUDED IN THIS FORM 10-QSB
REFLECT
MANAGEMENT'S BEST JUDGMENT BASED ON FACTORS CURRENTLY KNOWN AND
INVOLVE RISKS
AND UNCERTAINTIES.  ACTUAL RESULTS MAY VARY MATERIALLY.

PART II - OTHER INFORMATION

Item 1.     Legal Proceedings

            None

Item 2.     Changes in Securities

            None

Item 3.     Defaults Upon Senior Securities

            Not applicable.

Item 4.     Submission of Matters to a Vote of Security Holders

            None

Item 5.     Other Information.

     Subsequent to the Company's first quarter ended, on April
14, 1999, the
Company executed and Asset Contribution Agreement with Bachkine &
Meyer
Industries S.A. ("Bachkine"), a British Virgin Islands corporation, whereby the Company will acquire certain proprietary technology from Bachkine. For additional information, see the Company's Current Report on Form 8-K and attached Exhibit, filed with the Securities and Exchange Commission on April
29, 1999, and incorporated herein be reference.)

Item 6.     Exhibits and Reports on Form 8-K.

   (a) Exhibits

No.         Description
-----       ---------------
10          Asset Contribution Agreement, incorporated by
reference to Exhibit
            10 of the Company's Current Report on 8-K dated April
14, 1999 and
            filed on April 29, 1999

   (b) Reports on Form 8-K.

          On April 29, 1999, the Company filed a Current Report on Form 8-K with the
Securities and Exchange Commission. The following items were reported on: Item 1.
Changes in Control of the Registrant; Item 2, Acquisition and Disposition of Assets;
Item 5. Other Events; Item 6. Resignation of Officers and
Directors; Item 7.
Financial Statements and Exhibits; and Item 9. Sales of Equity Securities Pursuant to Regulation S.

SIGNATURES

     In accordance with the requirements of the Securities
Exchange Act of
1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                                              SW VENTURES, INC.
                                              (Registrant)

Date: May 13, 1999                   By:         /s/ Guido
Cloetens

------------------------
                                                  Guido Cloetens
                                                  Director,
President and
                                                  Chief Executive
Officer